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                                PROJECT GOLDCAP

                               Valuation Analysis

                                 JULY 21, 1998


                       THE ROBINSON-HUMPHREY COMPANY, LLC
                            Atlanta Financial Center
                      3333 Peachtree Road, NE, 10th Floor
                             Atlanta, Georgia 30326
                                 (404) 266-6000

-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Analysis of Proposed Transaction

II.   Summary of Valuation Approaches

III.  Summary Historical Financial Information

IV.   Summary Projected Financial Information

V.    Stock Price and Volume History

VI.   Stock Ownership

VII.  Market Comparison Analysis

VIII. Analysis of Recent M&A Transactions

IX.   Discounted Cash Flow Analysis

X.    Leveraged Buyout Analysis

--------------------------------------------------------------------------------
PROJECT GOLDCAP

PROJECT GOLDCAP

ANALYSIS OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

 PURCHASE        CURRENT                    NET VALUE OF     TRANSACTION    GOLDCAP       PRESENT VALUE         TOTAL
PRICE PER        SHARES           EQUITY    IN-THE-MONEY       EQUITY         NET       OF DHDC CONTINGENT   TRANSACTION
  SHARE        OUTSTANDING [1]    VALUE       OPTIONS           VALUE        DEBT [2]      LIABILITIES [3]       VALUE
---------      --------------    --------   ------------     -----------    --------    ------------------   -----------
  $17.50   x     10,113      =   $176,971 +     $933      =    $177,904  +  $39,534  +       $26,042       =   $243,480
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
          TRANSACTION EQUITY VALUE AS A MULTIPLE OF:                 TOTAL TRANSACTION VALUE AS A MULTIPLE OF:
-----------------------------------------------------                -----------------------------------------------------
                            CALENDAR                                                  CALENDAR
          -------------------------------------------                -----------------------------------------
              LTM [4]       1998(E)[5]     1999(E)[5]                  LTM           1998(E)         1999(E)
              -------       ----------     ----------                  ---           -------         -------

NET INCOME         16.4 x         16.5 x        14.6 x    Revenues        1.49 x             1.37 x       1.25 x

                                                          EBITDA[6]        8.9 x              8.9 x        8.0 x

BOOK VALUE [2]      2.8 x                                 EBIT[7]         11.3 x             11.3 x       10.1 x

                                                   AVERAGE STOCK PRICE FOR LAST             IPO         ALL-TIME         ALL-TIME
                                STOCK PRICE    ----------------------------------------    PRICE      HIGH CLOSING     LOW CLOSING
                               AS OF 7/17/98   5 DAYS    30 DAYS    60 DAYS     90 DAYS   5/24/95    PRICE (7/2/96)  PRICE (1/27/98)
                               -------------   ------    -------    -------     -------   -------    --------------  ---------------

ACTUAL VALUE                     $13.50        $14.29     $14.26    $14.04       $14.45    $14.50      $51.69          $9.56

PREMIUM AT $17.50 PER SHARE        29.6%         22.5%      22.7%     24.7%        21.1%     20.7%      (66.1%)         83.0%


                                         STOCK PRICE BEFORE ANNOUNCEMENT
                                   -----------------------------------------
                                   1 DAY PRIOR   1 WEEK PRIOR  4 WEEKS PRIOR
                                   -----------   ------------  -------------

ACTUAL VALUE                         $13.50          $15.00        $13.25

PREMIUM AT $17.50 PER SHARE            29.6%           16.7%         32.1%

Footnotes:

[1] Most recent shares from 10-Q plus the common stock equivalent options in the money using the treasury stock method.
[2]      Net debt and book value as of March 31, 1998.
[3] Consists of DentLease funding obligation and repurchase of Series A preferred stock.
[4] Excludes goodwill impairment of $59.0 million and other one-time charges of $9.4 million. Assumed tax rate is 38.0%.
[5]      Projections provided by Robinson-Humphrey Research dated April 28,
         1998.
[6]      Defined as earnings before interest, taxes, depreciation and amortization.
[7]      Defined as earnings before interest and taxes.

PROJECT GOLDCAP
CURRENT VESTED OPTIONS SCHEDULE
--------------------------------------------------------------------------------


                                                Cumulative
  Vested                                          Vested          Cumulative
  Options      Exercise       Aggregate           Options          Exercise
Outstanding     Price       Exercise Price      Outstanding         Price
-----------    --------     --------------      -----------     --------------
 36,000        $ 0.49       $    17,604.00         36,000       $    17,604.00
  6,750        $ 2.96       $    19,986.75         42,750       $    37,590.75
  1,000        $ 5.89       $     5,894.00         43,750       $    43,484.75
 10,000        $12.50       $   125,000.00         53,750       $   168,484.75
  9,000        $14.50       $   130,500.00         62,750       $   298,984.75
 80,000        $16.12       $ 1,289,600.00        142,750       $ 1,588,584.75
 20,000        $16.34       $   326,800.00        162,750       $ 1,915,384.75
 80,000        $19.35       $ 1,548,000.00        242,750       $ 3,463,384.75
 10,000        $20.50       $   205,000.00        252,750       $ 3,668,384.75
 20,000        $23.22       $   464,400.00        272,750       $ 4,132,784.75
  1,250        $26.00       $    32,500.00        274,000       $ 4,165,284.75
 20,000        $27.86       $   557,200.00        294,000       $ 4,722,484.75
 21,000        $29.00       $   609,000.00        315,000       $ 5,331,484.75
150,750        $29.75       $ 4,484,812.50        465,750       $ 9,816,297.25
 12,500        $30.25       $   378,125.00        478,250       $10,194,422.25
 57,000        $36.25       $ 2,066,250.00        535,250       $12,260,672.25
  2,500        $39.50       $    98,750.00        537,750       $12,359,422.25
  2,000        $42.75       $    85,500.00        539,750       $12,444,922.25
-------                     --------------

539,750                     $12,444,922.25



          Cumulative                  Additional
  Deal     Exercise   In-the-Money      Shares      Fully Diluted
Price[1]    Price       Options       Outstanding   Shares Out[2]
--------  ----------  ------------    -----------   -------------
 $17.50   $1,915,385    162,750          53,299      10,165,928


                                       Cumulative   Net Value of
  Deal    In-the-Money   Value of       Exercise    In-the-Money
Price[1]    Options       Options        Price        Options
--------  ------------   ----------    ----------   ------------
$17.50      162,750      $2,848,125    $1,915,385     $932,740

-----------------------------------------------
[1] Assumes 10,112,629 pre-deal shares outstanding.
[2] Uses the treasury stock method.

PROJECT GOLDCAP
ANALYSIS OF DHDC CONTINGENT LIABILITIES
--------------------------------------------------------------------------------
(Dollars in Thousands)

                                                   Year Ending December 31,
                                         ---------------------------------------------
                                           1997        1998        1999        2000
                                         ----------  ----------  ----------  ---------
DentLease Funding Obligation                 -           -           -       $ 10,000

     Present value[1]                                $  7,533


DHDC Series A Preferred Stock            $ 10,930    $ 14,318    $ 18,757    $ 24,572
     -$10.0 million initial investment
     -Accrued dividends at 31%
       compounded annually

     Present value[1]                                $ 18,509

Present value of DHDC contingent liabilities         $ 26,042

     Per share                                       $   2.58

-----------------------------------

[1]      Discounted at 12.0% annually.
[2] Issued September 12, 1997. Matures September 12, 2004. Purchase option begins February 28, 2001.

PROJECT GOLDCAP
VALUATION SUMMARY

--------------------------------------------------------------------------------

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                                                                  --------    --------    --------
                                                                    HIGH        LOW       AVERAGE
                                                                  --------    --------    --------
DENTAL MANAGED CARE COMPANIES

Aggregate Equity Value                                            $205,200    $ 54,021    $136,077

Per Share Equity Value                                            $  20.29    $  5.34     $  13.46

MULTI-MARKET HMO COMPANIES

Aggregate Equity Value                                            $406,792    $ 17,547    $220,743

Per Share Equity Value                                            $  40.23    $   1.74    $  21.83

DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES

Aggregate Equity Value                                            $191,877    $119,860    $152,424

Per Share Equity Value                                            $  18.98    $  11.85    $  15.07
                                                                  --------    --------    --------

            --------------------------------------------------------------------------------------
            AVERAGE

              AGGREGATE EQUITY VALUE                              $267,956    $ 63,809    $169,748

              PER SHARE EQUITY VALUE                              $  26.50    $   6.31    $  16.79

            MEDIAN

              AGGREGATE EQUITY VALUE                              $205,200    $ 54,021    $152,424

              PER SHARE EQUITY VALUE                              $  20.29    $   5.34    $  15.07
            --------------------------------------------------------------------------------------

PROJECT GOLDCAP
VALUATION SUMMARY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


PURCHASE PRICE MULTIPLES ANALYSIS OF SELECTED M&A TRANSACTIONS

                                                                      HIGH           LOW         AVERAGE
                                                                      ----           ---         -------
PRE-PAID DENTAL PLAN ACQUISITIONS

Aggregate Equity Value                                                $362,958       $119,456    $189,081

Per Share Equity Value                                                $  35.89       $  11.81    $  18.70

UNITED DENTAL CARE ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                                $581,437       $ 89,255    $190,081

Per Share Equity Value                                                $  57.50       $   8.83    $  18.80

UNITED DENTAL CARE ACQUISITIONS - FORWARD MULTIPLES

Aggregate Equity Value                                                $236,636       $164,496    $210,715

Per Share Equity Value                                                $  23.40       $  16.27    $  20.84

HMO ACQUISITIONS - HISTORICAL MULTIPLES

Aggregate Equity Value                                                $305,727       $104,873    $250,551

Per Share Equity Value                                                $  30.23       $  10.37    $  24.78

HMO ACQUISITIONS - FORWARD MULTIPLES

     Aggregate Equity Value                                           $222,867       $167,722    $190,424

     Per Share Equity Value                                           $  22.04       $  16.59    $  18.83

MERGERSTAT REVIEW

     Aggregate Equity Value                                           $284,263       $179,989    $219,180

     Per Share Equity Value                                           $  28.11       $  17.80    $  21.67

PREMIUM ANALYSIS

     Aggregate Equity Value                                           $196,164       $168,332    $182,642

     Per Share Equity Value                                           $  19.40       $  16.65    $  18.06

          -----------------------------------------------------------------------------------------------
          AVERAGE
               Aggregate Equity Value                                 $312,864       $142,018    $204,668
               Per Share Equity Value                                 $  30.94       $  14.04    $  20.24

          MEDIAN
               Aggregate Equity Value                                 $284,263       $164,496    $190,424
               Per Share Equity Value                                 $  28.11       $  16.27    $  18.83
          -----------------------------------------------------------------------------------------------


PROJECT GOLDCAP
VALUATION SUMMARY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

DISCOUNTED CASH FLOW ANALYSIS - CONSOLIDATED COMPANY

                               HIGH         LOW          AVERAGE
                           -----------   -----------   -----------
EBIT EXIT MULTIPLE

Aggregate Equity Value     $   285,936   $   122,384   $   190,196

Per Share Equity Value     $     28.28   $     12.10   $     18.81

EBITDA EXIT MULTIPLE

Aggregate Equity Value     $   237,301   $   115,449   $   175,365

Per Share Equity Value     $     23.47   $     11.42   $     17.34


AVERAGE
  AGGREGATE EQUITY VALUE   $   261,618   $   118,917   $   182,780
  PER SHARE EQUITY VALUE   $     25.87   $     11.76   $     18.07


DISCOUNTED CASH FLOW ANALYSIS - BENEFITS COMPANY

                                HIGH          LOW         AVERAGE
                                ----          ---         -------
EBIT EXIT MULTIPLE

Aggregate Equity Value     $   265,142   $   120,321   $   180,389

Per Share Equity Value     $     26.22   $     11.90   $     17.84

EBITDA EXIT MULTIPLE

Aggregate Equity Value     $   220,822   $   113,537   $   166,307

Per Share Equity Value     $     21.84   $     11.23   $     16.45


AVERAGE
  AGGREGATE EQUITY VALUE   $   242,982   $   116,929   $   173,348
  PER SHARE EQUITY VALUE   $     24.03   $     11.56   $     17.14

                                        PROJECT GOLDCAP
                            HISTORICAL INCOME STATEMENT INFORMATION
                    (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                           YEAR ENDED DECEMBER 31,         THREE MONTHS ENDED MARCH 31,
                                                       ---------------------------------   ----------------------------
                                                         1995        1996       1997         1997              1998
                                                       ----------  ---------- ----------   ----------        ----------
Revenues:
   Subscriber premiums                                  $104,898    $135,807   $143,396      $35,636           $35,422
   Affiliated practice revenue                                 -           -      7,113            -             5,292
   Other revenue                                           1,763       5,262      8,217        2,199             1,728
                                                       ----------  ---------- ----------   ----------        ----------

   Total revenue                                         106,661     141,069    158,726       37,835            42,442

Expenses:
   Dental care providers' fees and claim costs            62,218      73,431     81,690 [1]   19,544            19,428
   Commissions                                            10,763      12,184     13,272        3,172             3,265
   Premium taxes                                           1,392       1,018      1,047          265               261
   DHMI operating expense                                      -           -          -            -             4,605
   General and administrative                             19,435      30,394     44,318 [2]    7,860             8,374
   Depreciation and amortization                           2,717       5,153      5,735        1,321             1,379
   Goodwill impairment                                         -           -     58,953            -                 -
                                                       ----------  ---------- ----------   ----------        ----------

   Total expenses                                         96,525     122,180    205,015       32,162            37,312
                                                       ----------  ---------- ----------   ----------        ----------

Operating income (loss)                                   10,136      18,889    (46,289)[3]    5,673             5,130

Other expense (income):
   Interest income                                          (735)       (585)      (725)        (161)             (254)
   Interest expense                                        1,970       1,935      3,239          708             1,013
   Other, net                                                (68)       (219)         2          (45)                -
                                                       ----------  ---------- ----------   ----------        ----------

   Total other expense                                     1,167       1,131      2,516          502               759
                                                       ----------  ---------- ----------   ----------        ----------

Income (loss) before provision for
 income taxes and extraordinary item                       8,969      17,758    (48,805)       5,171             4,371

Income tax provision                                       3,765       7,866      4,900        2,332             1,878
                                                       ----------  ---------- ----------   ----------        ----------

Income (loss) before extraordinary item                    5,204       9,892    (53,705)       2,839             2,493

Extraordinary loss on early
extinguishment of debt, net of income
 tax benefit                                                 498           -          -            -                 -
                                                       ----------  ---------- ----------   ----------        ----------

Net income (loss)                                         $4,706      $9,892   ($53,705)[3]   $2,839            $2,493
                                                       ==========  ========== ==========   ==========        ==========

Income (loss) per common share - diluted                   $0.68       $0.97     ($5.32)[3]    $0.28             $0.25

   Extraordinary loss                                       0.07           -          -            -                 -
                                                       ----------  ---------- ----------   ----------        ----------
   Net income (loss) per common share                      $0.61       $0.97     ($5.32)       $0.28             $0.25
                                                       ==========  ========== ==========   ==========        ==========

Diluted weighted average common shares                     7,352      10,177     10,098       10,167            10,175
 outstanding
                                                       ==========  ========== ==========   ==========        ==========

EBITDA (excluding one-time charges)                      $12,853     $24,042    $27,799       $6,994            $6,509
EBITDA per share:                                          $1.75       $2.36      $2.75        $0.69             $0.64
After-tax EBITDA per share:                                $1.01       $1.32      $1.56        $0.38             $0.36


------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]      Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

                                 PROJECT GOLDCAP
              COMMON-SIZED HISTORICAL INCOME STATEMENT INFORMATION
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)


                                                            YEAR ENDED DECEMBER 31,            THREE MONTHS ENDED MARCH 31,
                                                      --------------------------------         ----------------------------
                                                       1995         1996          1997          1997                 1998
                                                      -----        -----         -----         -----                -----
Revenues:
   Subscriber premiums                                 98.3%        96.3%         90.3%         94.2%                83.5%
   Affiliated practice revenue                          0.0%         0.0%          4.5%          0.0%                12.5%
   Other revenue                                        1.7%         3.7%          5.2%          5.8%                 4.1%
                                                      -----        -----         -----         -----                -----

   Total revenue                                      100.0%       100.0%        100.0%        100.0%               100.0%
                                                      -----        -----         -----         -----                -----

Expenses:
   Dental care providers' fees and claim costs         58.3%        52.1%         51.5%[1]      51.7%                45.8%
   Commissions                                         10.1%         8.6%          8.4%          8.4%                 7.7%
   Premium taxes                                        1.3%         0.7%          0.7%          0.7%                 0.6%
   DHMI operating expense                               0.0%         0.0%          0.0%          0.0%                10.9%
   General and administrative                          18.2%        21.5%         27.9%[2]      20.8%                19.7%
   Depreciation and amortization                        2.5%         3.7%          3.6%          3.5%                 3.2%
   Goodwill impairment                                  0.0%         0.0%         37.1%          0.0%                 0.0%
                                                      -----        -----         -----         -----                -----

   Total expenses                                      90.5%        86.6%        129.2%         85.0%                87.9%
                                                      -----        -----         -----         -----                -----

Operating income (loss)                                 9.5%        13.4%        (29.2%)[3]     15.0%                12.1%

Other expense (income):
   Interest income                                     (0.7%)       (0.4%)        (0.5%)        (0.4%)               (0.6%)
   Interest expense                                     1.8%         1.4%          2.0%          1.9%                 2.4%
   Other, net                                          (0.1%)       (0.2%)         0.0%         (0.1%)                0.0%
                                                      -----        -----         -----         -----                -----
   Total other expense                                  1.1%         0.8%          1.6%          1.3%                 1.8%
                                                      -----        -----         -----         -----                -----

Income (loss) before provision for income taxes
           and extraordinary item                       8.4%        12.6%        (30.7%)        13.7%                10.3%

Income tax provision                                    3.5%         5.6%          3.1%          6.2%                 4.4%
                                                      -----        -----         -----         -----                -----

Income (loss) before extraordinary item                 4.9%         7.0%        (33.8%)         7.5%                 5.9%

Extraordinary loss on early extinguishment of debt,
           net of income tax benefit                    0.5%         0.0%          0.0%          0.0%                 0.0%
                                                      -----        -----         -----         -----                -----

Net income (loss)                                       4.4%         7.0%        (33.8%)[3]      7.5%                 5.9%
                                                      =====        =====         =====         =====                =====


EBITDA (excluding one-time charges)                    12.1%        17.0%         17.5%         18.5%                15.3%

------------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2]      Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

                                PROJECT GOLDCAP
                      HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)


                                                                          December 31,                        March 31,
                                                           -------------------------------------------        ---------
                                                             1995             1996              1997            1998
                                                           ---------        --------          --------        ---------
ASSETS
Current assets:
   Cash and cash equivalents                               $ 40,388         $ 26,959          $ 21,963        $ 15,568
   Accrued interest receivable                                   84               48                --              --
   Premiums receivable from subscribers                       3,637            3,121             5,554           4,556
   Patient accounts receivable                                   --               --             1,668           2,201
   Income taxes receivable                                       --              247               175              --
   Assets held for sale                                         532               --                --              --
   Deferred income taxes                                      1,416            3,106             5,081           5,081
   Other current assets                                         197              602             2,842           4,067
                                                           --------         --------          --------        ---------

       Total current assets                                  46,254           34,083            37,283          31,473

   Restricted funds                                           1,463            2,070             2,321           2,234
   Property and equipment, net                                1,937            2,977             6,292           8,691
   Excess of purchase price over net assets acquired         71,063          135,040            96,296         100,072
   Noncompetition agreements                                  1,521              945               325             168
   Investment in DHDC                                            --               --             1,500           1,500
   Unamortized loan fees                                        172              189                --              --
   Reinsurance receivable                                     6,332            5,388             5,417           5,467
   Cash surrender value of officers' life insurance             155              140                --              --
   Deferred income taxes                                        243            2,026                --              --
   Other assets                                                 256            1,309             1,437           1,849
                                                           --------         --------          --------        --------

   Total assets                                            $129,396         $184,167          $150,871        $151,454
                                                           ========         ========          ========        ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                                        $ 10,300           $9,582          $  9,538        $  9,231
   Accounts payable and accrued expenses                      7,372           10,956            14,855          13,552
   Income taxes payable                                         883               --                --              --
   Accrued interest payable                                      --              390               109             152
   Life policy and contract claims reserves                      37               68                --              --
   Dental claims reserves                                     2,437            1,421             1,502           1,839
   Other current liabilities                                     12            1,856                63              63
                                                           --------         --------          --------        --------

       Total current liabilities                             21,041           24,273            26,067          24,837

   Aggregate reserves for life policies and contracts         5,323            5,338             5,331           5,355
   Aggregate reserves for dental contracts                      172               --                --              --
   Notes payable                                                 --           41,663            56,595          55,102
   Deferred tax liability                                        --               --             1,887           1,887
   Deferred compensation expense                                384              338               298             287
   Other liabilities                                            299              372               417           1,217
                                                           --------         --------          --------        --------

   Total liabilities                                         27,219           71,984            90,595          88,685
                                                           --------         --------          --------        --------

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                               --               --                --              --
   Common stock                                                 100              101               101             101
   Additional paid-in capital                                95,707           95,820            97,618          97,618
   Retained earnings                                          6,370           16,262           (37,443)        (34,950)
                                                           --------         --------          --------        --------

       Total stockholders' equity                           102,177          112,183            60,276          62,769
                                                           --------         --------          --------        --------

   Total liabilities and stockholders' equity              $129,396         $184,167          $150,871        $151,454
                                                           ========         ========          ========        ========

                                PROJECT GOLDCAP
               COMMON-SIZED HISTORICAL BALANCE SHEET INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                            December 31,           March 31,
                                                                     ---------------------------   ---------
                                                                       1995      1996      1997      1998
                                                                     -------   -------   -------   ---------
ASSETS
Current assets:
   Cash and cash equivalents                                            31.2%     14.6%     14.6%     10.3%
   Accrued interest receivable                                           0.1%      0.0%      0.0%      0.0%
   Premiums receivable from subscribers                                  2.8%      1.7%      3.7%      3.0%
   Patient accounts receivable                                           0.0%      0.0%      1.1%      1.5%
   Income taxes receivable                                               0.0%      0.1%      0.1%      0.0%
   Assets held for sale                                                  0.4%      0.0%      0.0%      0.0%
   Deferred income taxes                                                 1.1%      1.7%      3.4%      3.4%
   Other current assets                                                  0.2%      0.3%      1.9%      2.7%
                                                                     -------   -------   -------   -------

       Total current assets                                             35.7%     18.5%     24.7%     20.8%

   Restricted funds                                                      1.1%      1.1%      1.5%      1.5%
   Property and equipment, net                                           1.5%      1.6%      4.2%      5.7%
   Excess of purchase price over net assets acquired                    54.9%     73.3%     63.8%     66.1%
   Noncompetition agreements                                             1.2%      0.5%      0.2%      0.1%
   Investment in DHDC                                                    0.0%      0.0%      1.0%      1.0%
   Unamortized loan fees                                                 0.1%      0.1%      0.0%      0.0%
   Reinsurance receivable                                                4.9%      2.9%      3.6%      3.6%
   Cash surrender value of officers' life insurance                      0.1%      0.1%      0.0%      0.0%
   Deferred income taxes                                                 0.2%      1.1%      0.0%      0.0%
   Other assets                                                          0.2%      0.7%      1.0%      1.2%
                                                                     -------   -------   -------   -------

   Total assets                                                        100.0%    100.0%    100.0%    100.0%
                                                                     =======   =======   =======   =======

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Unearned revenue                                                      8.0%      5.2%      6.3%      6.1%
   Accounts payable and accrued expenses                                 5.7%      5.9%      9.8%      8.9%
   Income taxes payable                                                  0.7%      0.0%      0.0%      0.0%
   Accrued interest payable                                              0.0%      0.2%      0.1%      0.1%
   Life policy and contract claims reserves                              0.0%      0.0%      0.0%      0.0%
   Dental claims reserves                                                1.9%      0.8%      1.0%      1.2%
   Other current liabilities                                             0.0%      1.0%      0.0%      0.0%
                                                                     -------   -------   -------   -------

       Total current liabilities                                        16.3%     13.2%     17.3%     16.4%

   Aggregate reserves for life policies and contracts                    4.1%      2.9%      3.5%      3.5%
   Aggregate reserves for dental contracts                               0.1%      0.0%      0.0%      0.0%
   Notes payable                                                         0.0%     22.6%     37.5%     36.4%
   Deferred tax liability                                                0.0%      0.0%      1.3%      1.2%
   Deferred compensation expense                                         0.3%      0.2%      0.2%      0.2%
   Other liabilities                                                     0.2%      0.2%      0.3%      0.8%
                                                                     -------   -------   -------   -------

   Total liabilities                                                    21.0%     39.1%     60.0%     58.6%
                                                                     -------   -------   -------   -------

Commitments and contingencies
Stockholders' equity:
   Preferred stock                                                       0.0%      0.0%      0.0%      0.0%
   Common stock                                                          0.1%      0.1%      0.1%      0.1%
   Additional paid-in capital                                           74.0%     52.0%     64.7%     64.5%
   Retained earnings                                                     4.9%      8.8%    (24.8)%   (23.1)%
                                                                     -------   -------   -------   -------

       Total stockholders' equity                                       79.0%     60.9%     40.0%     41.4%
                                                                     -------   -------   -------   -------

   Total liabilities and stockholders' equity                          100.0%    100.0%    100.0%    100.0%
                                                                     =======   =======   =======   =======

                                 PROJECT GOLDCAP
                 HISTORICAL STATEMENT OF CASH FLOWS INFORMATION
                             (DOLLARS IN THOUSANDS)

                                                                                                                   THREE MONTHS
                                                                                 YEAR ENDED DECEMBER 31,          ENDED MARCH 31,
                                                                           --------------------------------    ---------------------
                                                                             1995        1996        1997        1997         1998
                                                                           --------    --------    --------    --------    ---------
Cash flows from operating activities:
   Net income (loss)                                                       $  4,706    $  9,892    ($53,705)   $  2,839    $  2,493
   Adjustments to reconcile net income (loss) to net cash
      provided by operating activities:
        Depreciation and amortization                                         2,855       5,248       5,735       1,348       1,379
        Goodwill impairment                                                      --          --      58,953          --          --
        (Gain) loss on sale of assets held for sale                              23        (174)         --          --          --
        Gain on sale of property and equipment                                   --         (53)        (12)        (10)         --
        Loss on sale of property and equipment                                   --          --          65          --          --
        Bad debt expense                                                         --          --         183          --          --
        Extraordinary loss on early extinguishment of debt                      803          --          --          --          --
        Deferred income tax expense (benefit)                                  (255)      1,526       2,136         553          --
        Changes in assets and liabilities:
           Premiums receivable from subscribers                                (203)      1,813      (2,433)     (1,033)        465
           Patient receivables                                                   --          --      (1,029)         --          --
           Income taxes receivable                                              213        (231)         71         856       1,313
           Other assets                                                      (1,181)        (73)     (3,487)       (662)     (1,687)
           Unearned revenue                                                   1,213      (1,445)        (59)        201        (307)
           Accounts payable and accrued expenses                               (424)     (3,200)       (300)     (1,393)     (1,453)
           Income taxes payable                                                 854        (903)         --          --          --
           Other liabilities                                                   (146)     (2,895)     (1,781)     (1,242)       (854)
                                                                           --------    --------    --------    --------    --------
                        Net cash provided by operating activities             8,458       9,505       4,337       1,457       1,349
                                                                           --------    --------    --------    --------    --------
Cash flows from investing activities:
   Additions to property and equipment                                       (1,076)     (2,394)     (3,985)       (873)     (2,838)
   Proceeds from sale of assets held for sale                                 1,323         694          --          --          --
   Increase in restricted cash                                                 (106)       (607)       (175)         (2)         87
   Proceeds from sale of property and equipment                                  --         253          37          18          --
   Cash surrender value of life insurance                                       (28)         15         (28)         --          --
   Purchases of businesses, net of cash acquired                            (31,188)    (62,462)    (20,770)       (715)     (3,500)
                                                                           --------    --------    --------    --------    --------
                        Net cash used in investing activities               (31,075)    (64,501)    (24,921)     (1,572)     (6,251)
                                                                           --------    --------    --------    --------    --------
Cash flows from financing activities:
   Repayment of notes payable                                               (26,600)     57,697      59,456          --          --
   Borrowings under credit agreement                                         25,000     (16,034)    (44,525)         --          --
   Repayments under credit agreement                                        (25,000)       (112)         --      (3,663)     (1,493)
   Loan fees paid                                                              (240)         --          --          --          --
   Repayment of subordinated notes                                           (7,947)         --          --          --          --
   Retirement of preferred stock                                             (5,377)         --          --          --          --
   Proceeds from initial public offering, net of issuance cost               51,442          --          --          --          --
   Proceeds from secondary public offering, net of issuance cost             42,047          --          --          --          --
   Proceeds from exercise of stock options                                       --          66          21          --          --
   Proceeds from employee stock purchase plan                                    --          48          53          --          --
   Tax benefit realized from exercise of nonqualified stock options              --          --         583         583          --
   Other                                                                         --         (98)         --          --          --
                                                                           --------    --------    --------    --------    --------
                        Net cash provided by financing activities            53,325      41,567      15,588      (3,080)     (1,493)
                                                                           --------    --------    --------    --------    --------

                        Decrease (increase) in cash and cash equivalents     30,708     (13,429)     (4,996)     (3,195)     (6,395)
Cash and equivalents, beginning of period                                     9,680      40,388      26,959      26,959      21,963
                                                                           --------    --------    --------    --------    --------
Cash and equivalents, end of period                                        $ 40,388    $ 26,959    $ 21,963    $ 23,764    $ 15,568
                                                                           ========    ========    ========    ========    ========

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED                   YEAR ENDED   THREE MONTHS ENDED
                                                 -------------------------------------------------- ------------  ------------------
                                              MARCH 31,    JUNE 30,    SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,       MARCH 31,
                                               1997          1997          1997          1997           1997             1998
                                             ---------    ----------   -------------  ------------  ------------      ----------
Revenues:
      Subscriber premiums                    $  35,636     $  35,852     $  35,982     $  35,926      $ 143,396        $  35,422
      Affiliated practice revenue                   --            --         3,343         3,774          7,113            5,292
      Other revenue                              2,199         2,348         1,809         1,857          8,217            1,728
                                             ---------     ---------     ---------     ---------      ---------        ---------
      Total revenue                             37,835        38,200        41,134        41,557        158,726           42,442

Expenses:
      Dental care providers' fees and
      claim costs                               19,544        19,906        19,849        22,391 [1]     81,690 [1]       19,428
      Commissions                                3,172         3,192         3,552         3,356         13,272            3,265
      Premium taxes                                265           256           263           263          1,047              261
      DHMI operating expenses                       --            --            --            --             --            4,605
      General and administrative                 7,860         7,967        10,231        18,260 [2]     44,318 [2]        8,374
      Goodwill impairment                          --             --            --        58,953         58,953               --
      Depreciation and amortization              1,321         1,355         1,553         1,506          5,735            1,379
                                             ---------     ---------     ---------     ---------      ---------        ---------
      Total operating expenses                  32,162        32,676        35,448       104,729        205,015           37,312
                                             ---------     ---------     ---------     ---------      ---------        ---------
Operating income (loss)                          5,673         5,524         5,686       (63,172)[3]    (46,289)[4]        5,130

Other (income)/ expense
      Interest (income)                           (161)         (254)          (79)         (231)          (725)            (254)
      Interest expense                             708           738           783         1,010          3,239            1,013
      Other, net                                   (45)          (16)           (5)           68              2                0
                                             ---------     ---------     ---------     ---------      ---------        ---------
      Total other (income) expense                 502           468           699           847          2,516              759
                                             ---------     ---------     ---------     ---------      ---------        ---------
Income before income taxes                       5,171         5,056         4,987       (64,019)       (48,805)           4,371
Provision for income taxes                       2,332         2,172         2,055        (1,659)         4,900            1,878
                                             ---------     ---------     ---------     ---------      ---------        ---------
      % rate                                      45.1%         43.0%         41.2%           NM          (10.0%)           43.0%

Net income before extraordinary item         $   2,839     $   2,884     $   2,932     $ (62,360)[3]  $ (53,705)[4]    $   2,493
                                             =========     =========     =========     =========      =========        =========

Diluted weighted average shares outstanding     10,167        10,179        10,238        10,110         10,098           10,175

Diluted earnings per share                   $    0.28     $    0.28     $    0.29     $  ( 6.17)[3]  $  ( 5.32)[4]    $    0.25

EBITDA (excluding one-time charges)              6,994         6,879         7,239         6,687         27,799            6,509

EBITDA per share                             $    0.69     $    0.68     $    0.71     $    0.66      $    2.75        $    0.64

After-tax EBITDA per share                    $    0.38    $    0.39     $    0.42     $    0.37      $    1.56        $    0.36


-------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time charges.
[3] Excluding goodwill impairment and one-time charges, Goldcap would have reported $5.2 million in operating income, $2.4 million in net income and $0.24 in net income per share.
[4] Excluding goodwill impairment and one-time charges, Goldcap would have reported $22.1 million in operating income, $11.1 million in net income and $1.10 in net income per share.

                                 PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                                             THREE
                                                                                                                             MONTHS
                                                                  THREE MONTHS ENDED                      YEAR ENDED         ENDED
                                                   --------------------------------------------------    ------------      ---------
                                                   MARCH 31,    JUNE 30,  SEPTEMBER 30,  DECEMBER 31,    DECEMBER 31,      MARCH 31,
                                                     1997         1997         1997          1997            1997            1998
                                                   ---------    --------  -------------  ------------    ------------      ---------
Revenues:
     Subscriber premiums                              94.2 %       93.9 %       87.5 %       86.4 %          90.3 %          83.5 %
     Affiliated practice revenue                       0.0 %        0.0 %        8.1 %        9.1 %           4.5 %          12.5 %
     Other revenue                                     5.8 %        6.1 %        4.4 %        4.5 %           5.2 %           4.1 %
                                                    ------       ------       ------       ------          ------          ------

     Total revenue                                   100.0 %      100.0 %      100.0 %      100.0 %         100.0 %         100.0 %

Expenses:
     Dental care providers' fees and claim costs      51.7 %       52.1 %       48.3 %       53.9 %[1]       51.5 %[1]       45.8 %
     Commissions                                       8.4 %        8.4 %        8.6 %        8.1 %           8.4 %           7.7 %
     Premium taxes                                     0.7 %        0.7 %        0.6 %        0.6 %           0.7 %           0.6 %
     DHMI operating expenses                           0.0 %        0.0 %        0.0 %        0.0 %           0.0 %          10.9 %
     General and administrative                       20.8 %       20.9 %       24.9 %       43.9 %[2]       27.9 %[2]       19.7 %
     Goodwill impairment                               0.0 %        0.0 %        0.0 %      141.9 %          37.1 %           0.0 %
     Depreciation and amortization                     3.5 %        3.5 %        3.8 %        3.6 %           3.6 %           3.2 %
                                                    ------       ------       ------       ------          ------          ------

     Total operating expenses                         85.0 %       85.5 %       86.2 %      252.0 %         129.2 %          87.9 %
                                                    ------       ------       ------       ------          ------          ------

Operating income (loss)                               15.0 %       14.5 %       13.8 %     (152.0)%[3]      (29.2)%[4]       12.1 %

Other (income)/ expense
     Interest (income)                                (0.4)%       (0.7)%       (0.2)%       (0.6)%          (0.5)%          (0.6)%
     Interest expense                                  1.9 %        1.9 %        1.9 %        2.4 %           2.0 %           2.4 %
     Other, net                                       (0.1)%       (0.0)%       (0.0) %       0.2 %           0.0 %           0.0 %
                                                    ------       ------       ------       ------          ------          ------

     Total other (income) expense                      1.3 %        1.2 %        1.7%         2.0 %           1.6 %           1.8 %
                                                    ------       ------       ------       ------          ------          ------

Income before income taxes                            13.7 %       13.2 %       12.1 %     (154.1)%         (30.7)%          10.3 %
Provision for income taxes                             6.2 %        5.7 %        5.0 %       (4.0)%           3.1 %           4.4 %
                                                    ------       ------       ------       ------          ------          ------

Net income                                             7.5 %        7.5 %        7.1 %     (150.1)%[3]      (33.8)%[4]        5.9 %
                                                    ======       ======       ======       ======          ======          ======

EBITDA (excluding one-time charges)                   18.5 %       18.0 %       17.6 %       16.1 %          17.5 %          15.3 %



--------------------------------------
[1] Includes a $2.0 million one-time charge associated with terminating an indemnity relationship.
[2] Includes $7.4 million in unusual and one-time
    charges.
[3] Excluding goodwill impairment and one-time charges, Goldcap would have reported an operating income margin of 12.5% and a net income margin of 5.8%.
[4] Excluding goodwill impairment and one-time charges, Goldcap would have reported an operating income margin of 13.9% and a net income margin of 7.0%.

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           THREE MONTHS ENDED                            YEAR ENDED
                                                      --------------------------------------------------------------    ------------
                                                      MARCH 31,         JUNE 30,      SEPTEMBER 30,     DECEMBER 31,    DECEMBER 31,
                                                         1996             1996             1996             1996             1996
                                                      ---------        ---------      -------------     ------------    ------------
Revenues:
         Subscriber premiums                          $  30,831        $  33,384        $  35,443        $  36,149        $ 135,807
         Affiliated practice revenue                         --               --               --               --               --
         Other revenue                                      554            1,377            1,704            1,627            5,262
                                                      ---------        ---------        ---------        ---------        ---------

         Total revenue                                   31,385           34,761           37,147           37,776          141,069

Expenses:
         Dental care providers' fees and claim costs     16,481           17,967           19,196           19,787           73,431
         Commissions                                      3,013            3,091            2,949            3,131           12,184
         Premium taxes                                      259              264              264              231            1,018
         DHMI operating expenses                             --               --               --               --               --
         General and administrative                       6,771            7,831            7,964            7,828           30,394
         Goodwill impairment                                 --               --               --               --               --
         Depreciation and amortization                    1,047            1,287            1,389            1,430            5,153
                                                      ---------        ---------        ---------        ---------        ---------

         Total operating expenses                        27,571           30,440           31,762           32,407          122,180
                                                      ---------        ---------        ---------        ---------        ---------

Operating income (loss)                                   3,814            4,321            5,385            5,369           18,889

Other (income)/ expense
         Interest (income)                                 (153)            (145)            (117)            (170)            (585)
         Interest expense                                    46              434              697              758            1,935
         Other, net                                         (10)            (299)              96               (6)            (219)
                                                      ---------        ---------        ---------        ---------        ---------

         Total other (income) expense                      (117)             (10)             676              582            1,131
                                                      ---------        ---------        ---------        ---------        ---------

Income before income taxes                                3,931            4,331            4,709            4,787           17,758
Provision for income taxes                                1,694            1,924            2,103            2,145            7,866
                                                      ---------        ---------        ---------        ---------        ---------
         % rate                                            43.1%            44.4%            44.7%            44.8%            44.3%

Net income before extraordinary item                  $   2,237        $   2,407        $   2,606        $   2,642        $   9,892
                                                      =========        =========        =========        =========        =========

Diluted weighted average shares outstanding              10,156           10,185           10,163           10,172           10,177

Diluted earnings per share                            $    0.22        $    0.24        $    0.26        $    0.26        $    0.97

EBITDA (excluding one-time charges)                       4,861            5,608            6,774            6,799           24,042

EBITDA per share                                      $    0.48        $    0.55        $    0.67        $    0.67        $    2.36

After-tax EBITDA per share                            $    0.27        $    0.31        $    0.37        $    0.37        $    1.32

                                PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                      THREE MONTHS ENDED                      YEAR ENDED
                                                  ---------------------------------------------------------  -------------
                                                    MARCH 31,      JUNE 30,    SEPTEMBER 30,  DECEMBER 31,    DECEMBER 31,
                                                      1996          1996           1996           1996            1996
                                                  ------------     --------    -------------  ------------   -------------
Revenues:
     Subscriber premiums                                  98.2%        96.0%            95.4%         95.7%           96.3%
     Affiliated practice revenue                           0.0%         0.0%             0.0%          0.0%            0.0%
     Other revenue                                         1.8%         4.0%             4.6%          4.3%            3.7%
                                                  ------------     --------    -------------   -----------   -------------

     Total revenue                                       100.0%       100.0%           100.0%        100.0%          100.0%

Expenses:
     Dental care providers' fees and claim costs          52.5%        51.7%            51.7%         52.4%           52.1%
     Commissions                                           9.6%         8.9%             7.9%          8.3%            8.6%
     Premium taxes                                         0.8%         0.8%             0.7%          0.6%            0.7%
     DHMI operating expenses                               0.0%         0.0%             0.0%          0.0%            0.0%
     General and administrative                           21.6%        22.5%            21.4%         20.7%           21.5%
     Goodwill impairment                                   0.0%         0.0%             0.0%          0.0%            0.0%
     Depreciation and amortization                         3.3%         3.7%             3.7%          3.8%            3.7%
                                                  ------------     --------    -------------   -----------   -------------
     Total operating expenses                             87.8%        87.6%            85.5%         85.8%           86.6%
                                                  ------------     --------    -------------   -----------   -------------
Operating income (loss)                                   12.2%        12.4%            14.5%         14.2%           13.4%

Other (income)/ expense
     Interest (income)                                    (0.5)%       (0.4)%           (0.3)%        (0.5)%          (0.4)%
     Interest expense                                      0.1%         1.2%             1.9%          2.0%            1.4%
     Other, net                                           (0.0)%       (0.9)%            0.3%         (0.0)%          (0.2)%
                                                  ------------     --------    -------------   -----------   -------------
     Total other (income) expense                         (0.4%)       (0.0)%            1.8%          1.5%            0.8%
                                                  ------------     --------    -------------   -----------   -------------
Income before income taxes                                12.5%        12.5%            12.7%         12.7%           12.6%
Provision for income taxes                                 5.4%         5.5%             5.7%          5.7%            5.6%
                                                  ------------     --------    -------------   -----------   -------------

Net income                                                 7.1%         6.9%             7.0%          7.0%            7.0%
                                                  ============     ========    =============   ===========   =============
EBITDA (excluding one-time charges)                       15.5%        16.1%            18.2%         18.0%           17.0%

                                 PROJECT GOLDCAP
                HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                THREE MONTHS ENDED                          YEAR ENDED
                                                    ------------------------------------------------------- ------------
                                                    MARCH 31,      JUNE 30,   SEPTEMBER 30,   DECEMBER 31,  DECEMBER 31,
                                                      1995          1995          1995           1995           1995
                                                    ---------     ---------   -------------   ----------    ------------
Revenues:
      Subscriber premiums                           $  22,790     $  23,238     $  31,463     $  27,407      $ 104,898
      Affiliated practice revenue                          --            --            --            --             --
      Other revenue                                       240           238           409           875          1,763
                                                    ---------     ---------     ---------     ---------      ---------
      Total revenue                                    23,031        23,476        31,872        28,282        106,661

Expenses:
      Dental care providers' fees and claim costs      13,700        13,832        18,802        15,884         62,218
      Commissions                                       2,592         2,674         3,115         2,382         10,763
      Premium taxes                                       324           353           375           340          1,392
      DHMI operating expenses                              --            --            --            --             --
      General and administrative                        3,740         3,896         5,721         6,078         19,435
      Goodwill impairment                                  --            --            --            --             --
      Depreciation and amortization                       565           533           818           800          2,717
                                                    ---------     ---------     ---------     ---------      ---------
      Total operating expenses                         20,921        21,288        28,831        25,484         96,525
                                                    ---------     ---------     ---------     ---------      ---------
Operating income (loss)                                 2,109         2,188         3,041         2,798         10,136

Other (income)/ expense
      Interest (income)                                   (31)          (96)         (181)         (427)          (735)
      Interest expense                                    949           630           352            39          1,970
      Other, net                                           12            (7)          (23)          (50)           (68)
                                                    ---------     ---------     ---------     ---------      ---------
      Total other (income) expense                        929           527           148          (438)         1,167
                                                    ---------     ---------     ---------     ---------      ---------
Income before income taxes                              1,180         1,661         2,893         3,236          8,969
Provision for income taxes                                523           709         1,246         1,288          3,765
                                                    ---------     ---------     ---------     ---------      ---------
    % rate                                               44.3%         42.7%         43.1%         39.8%          42.0%

Net income before extraordinary item                $     658     $     952     $   1,647     $   1,948      $   5,204
                                                    =========     =========     =========     =========      =========

Diluted weighted average shares outstanding             5,500         6,500         9,041        10,150          7,352

Diluted earnings per share                          $    0.12     $    0.15     $    0.18     $    0.19      $    0.68

EBITDA (excluding one-time charges)                     2,674         2,721         3,859         3,598         12,853

EBITDA per share                                    $    0.49     $    0.42     $    0.43     $    0.36      $    1.75

After-tax EBITDA per share                          $    0.27     $    0.24     $    0.24     $    0.22      $    1.01

                                 PROJECT GOLDCAP
         COMMON-SIZED HISTORICAL QUARTERLY INCOME STATEMENT INFORMATION
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     THREE MONTHS ENDED                             YEAR ENDED
                                                         --------------------------------------------------------   ------------
                                                         MARCH 31,        JUNE 30,   SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                                           1995             1995         1995            1995           1995
                                                         ---------        --------   -------------   ------------   ------------
Revenues:
      Subscriber premiums                                    99.0%          99.0%           98.7%          96.9%           98.3%
      Affiliated practice revenue                             0.0%           0.0%            0.0%           0.0%            0.0%
      Other revenue                                           1.0%           1.0%            1.3%           3.1%            1.7%
                                                            -----          -----           -----          -----           -----
      Total revenue                                         100.0%         100.0%          100.0%         100.0%          100.0%

Expenses:
      Dental care providers' fees and claim costs            59.5%          58.9%           59.0%          56.2%           58.3%
      Commissions                                            11.3%          11.4%            9.8%           8.4%           10.1%
      Premium taxes                                           1.4%           1.5%            1.2%           1.2%            1.3%
      DHMI operating expenses                                 0.0%           0.0%            0.0%           0.0%            0.0%
      General and administrative                             16.2%          16.6%           17.9%          21.5%           18.2%
      Goodwill impairment                                     0.0%           0.0%            0.0%           0.0%            0.0%
      Depreciation and amortization                           2.5%           2.3%            2.6%           2.8%            2.5%
                                                            -----          -----           -----          -----           -----
      Total operating expenses                               90.8%          90.7%           90.5%          90.1%           90.5%
                                                            -----          -----           -----          -----           -----
Operating income (loss)                                       9.2%           9.3%            9.5%           9.9%            9.5%

Other (income)/ expense
      Interest (income)                                      (0.1)%         (0.4)%          (0.6)%         (1.5)%          (0.7)%
      Interest expense                                        4.1%           2.7%            1.1%           0.1%            1.8%
      Other, net                                              0.1%          (0.0)%          (0.1)%         (0.2)%          (0.1)%
                                                            -----          -----           -----          -----           -----
      Total other (income) expense                            4.0%           2.2%            0.5%          (1.5)%           1.1%
                                                            -----          -----           -----          -----           -----
Income before income taxes                                    5.1%           7.1%            9.1%          11.4%            8.4%
Provision for income taxes                                    2.3%           3.0%            3.9%           4.6%            3.5%
                                                            -----          -----           -----          -----           -----
Net income before extraordinary item                          2.9%           4.1%            5.2%           6.9%            4.9%
                                                            =====          =====           =====          =====           =====
EBITDA (excluding one-time charges)                          11.6%          11.6%           12.1%          12.7%           12.1%

                                PROJECT GOLDCAP
                           HISTORICAL EBITDA ANALYSIS
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDED                      YEAR ENDED
                                                 -------------------------------------------------------   ------------
                                                  MARCH 31,     JUNE 30,    SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                                    1995          1995          1995            1995           1995
                                                 ----------     --------    -------------   ------------   ------------
EBITDA                                             $2,674        $2,721        $3,859          $3,598        $12,853

EBITDA margin                                        11.6%         11.6%         12.1%           12.7%          12.1%

EBITDA per share                                   $ 0.49        $ 0.42        $ 0.43          $ 0.36        $  1.75

After-tax EBITDA per share                         $ 0.27        $ 0.24        $ 0.24          $ 0.22        $  1.01

                                                                    THREE MONTHS ENDED                      YEAR ENDED
                                                 --------------------------------------------------------  ------------
                                                  MARCH 31,     JUNE 30,    SEPTEMBER 30,   DECEMBER 31,   DECEMBER 31,
                                                    1996          1996          1996            1996           1996
                                                 -----------    --------    -------------   -------------  ------------
EBITDA                                             $4,861        $5,608        $6,774          $6,799        $24,042

EBITDA margin                                        15.5%         16.1%         18.2%           18.0%          17.0%

EBITDA per share                                   $ 0.48        $ 0.55        $ 0.67          $ 0.67        $  2.36

After-tax EBITDA per share                         $ 0.27        $ 0.31        $ 0.37          $ 0.37        $  1.32

                                                                    THREE MONTHS ENDED                      YEAR ENDED
                                                 -------------------------------------------------------   ------------
                                                  MARCH 31,     JUNE 30,   SEPTEMBER 30,    DECEMBER 31,   DECEMBER 31,
                                                    1997          1997          1997           1997           1997
                                                 ----------     --------   -------------    ------------   ------------
EBITDA (excluding one-time charges)                $6,994        $6,879        $7,239          $6,687        $27,799

EBITDA margin                                        18.5%         18.0%         17.6%           16.1%          17.5%

EBITDA per share                                   $ 0.69        $ 0.68        $ 0.71          $ 0.66        $  2.75

After-tax EBITDA per share                         $ 0.38        $ 0.39        $ 0.42          $ 0.37        $  1.56

                                              THREE MONTHS ENDED
                                                 ----------
                                                  MARCH 31,
                                                    1998
                                                 ----------
EBITDA                                             $6,509

EBITDA margin                                        15.3%

EBITDA per share                                   $ 0.64

After-tax EBITDA per share                         $ 0.36

                                 PROJECT GOLDCAP
 ROBINSON-HUMPHREY RESEARCH PROJECTED QUARTERLY INCOME STATEMENT INFORMATION [1]
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    THREE MONTHS ENDING                       YEAR ENDING
                                                   -------------------------------------------------------   -------------
                                                   MARCH 31,       JUNE 30,    SEPTEMBER 30,  DECEMBER 31,    DECEMBER 31,
                                                    1998 (A)         1998           1998           1998           1998
                                                   ---------      ---------      ---------      ---------      ---------
Revenues:
    Subscriber premiums                            $  35,422      $  35,627      $  36,226      $  36,837      $ 144,118
    Affiliated practice revenue                        5,292          6,250          7,250          8,250         27,042
    Other revenue                                      1,728          1,800          1,825          1,850          7,202
                                                   ---------      ---------      ---------      ---------      ---------

    Total revenue                                     42,442         43,677         45,301         46,937        178,357

Expenses:
    Dental care providers' fees and claim costs       19,428         19,773         20,106         20,445         79,751
    Commissions                                        3,265          3,278          3,333          3,389         13,265
    Premium taxes                                        261            284            294            305          1,144
    DHMI operating expenses                            4,605          5,313          6,163          6,930         23,010
    General and administrative                         8,374          8,430          8,381          8,589         33,774
    Depreciation and amortization                      1,379          1,509          1,505          1,501          5,895
                                                   ---------      ---------      ---------      ---------      ---------

    Total operating expenses                          37,312         38,587         39,782         41,159        156,839
                                                   ---------      ---------      ---------      ---------      ---------

Operating income (loss)                                5,130          5,091          5,520          5,777         21,518

Other (income) expense
    Interest (income)                                   (254)          (351)          (389)          (431)        (1,424)
    Interest expense                                   1,013          1,014          1,014          1,014          4,056
    Other, net                                            --             --             --             --             --
                                                   ---------      ---------      ---------      ---------      ---------

    Total other (income) expense                         759            663            625            583          2,632
                                                   ---------      ---------      ---------      ---------      ---------

Income before income taxes                             4,371          4,427          4,894          5,193         18,886
Provision for income taxes                             1,878          1,904          2,105          2,233          8,121
                                                   ---------      ---------      ---------      ---------      ---------
    % rate                                                43%            43%            43%            43%            43%

Net income                                         $   2,493      $   2,524      $   2,790      $   2,960      $  10,767
                                                   =========      =========      =========      =========      =========

Diluted weighted average shares outstanding           10,167         10,180         10,185         10,190         10,183

Diluted earnings per share                         $    0.25      $    0.25      $    0.27      $    0.29      $    1.06

EBITDA                                                 6,509          6,600          7,025          7,278         27,413

EBITDA per share                                   $    0.64      $    0.65      $    0.69      $    0.71      $    2.69

After-Tax EBITDA per share                         $    0.37      $    0.37      $    0.39      $    0.41      $    1.53

                                                                     THREE MONTHS ENDING                      YEAR ENDING
                                                   -------------------------------------------------------   ------------
                                                   MARCH 31,       JUNE 30,    SEPTEMBER 30,  DECEMBER 31,   DECEMBER 31,
                                                      1999           1999           1999           1999           1999
                                                   ---------      ---------      ---------      ---------      ---------
Revenues:
    Subscriber premiums                            $  37,146      $  37,140      $  37,448      $  38,084      $ 149,818
    Affiliated practice revenue                        8,750          9,250          9,750         10,250         38,000
    Other revenue                                      1,873          1,895          1,932          1,975          7,674
                                                   ---------      ---------      ---------      ---------      ---------

    Total revenue                                     47,769         48,285         49,130         50,309        195,492

Expenses:
    Dental care providers' fees and claim costs       20,802         20,724         20,971         21,327         83,821
    Commissions                                        3,492          3,491          3,520          3,580         14,083
    Premium taxes                                        310            314            319            327          1,271
    DHMI operating expenses                            7,350          7,770          8,190          8,610         31,920
    General and administrative                         8,360          8,450          8,598          8,678         34,085
    Depreciation and amortization                      1,553          1,560          1,567          1,573          6,253
                                                   ---------      ---------      ---------      ---------      ---------

    Total operating expenses                          41,867         42,309         43,165         44,095        171,433
                                                   ---------      ---------      ---------      ---------      ---------

Operating income (loss)                                5,902          5,976          5,965          6,213         24,056

Other (income) expense
    Interest (income)                                   (420)          (434)          (463)          (493)        (1,810)
    Interest expense                                   1,014          1,014          1,014          1,014          4,058
    Other, net                                            --             --             --             --             --
                                                   ---------      ---------      ---------      ---------      ---------

    Total other (income) expense                         594            580            551            521          2,248
                                                   ---------      ---------      ---------      ---------      ---------

Income before income taxes                             5,308          5,395          5,413          5,692         21,808
Provision for income taxes                             2,282          2,320          2,328          2,448          9,378
                                                   ---------      ---------      ---------      ---------      ---------
    % rate                                                43%            43%            43%            43%            43%

Net income                                         $   3,025      $   3,075      $   3,086      $   3,244      $  12,431
                                                   =========      =========      =========      =========      =========

Diluted weighted average shares outstanding           10,400         10,400         10,400         10,400         10,400

Diluted earnings per share                         $    0.29      $    0.30      $    0.30      $    0.31      $    1.20

EBITDA                                                 7,455          7,536          7,532          7,786         30,309

EBITDA per share                                   $    0.72      $    0.72      $    0.72      $    0.75      $    2.91

After-Tax EBITDA per share                         $    0.41      $    0.41      $    0.41      $    0.43      $    1.66

-----------------------------------
[1] Projections dated April 28, 1998.

                                 PROJECT GOLDCAP
       COMMON-SIZED ROBINSON-HUMPHREY RESEARCH PROJECTED QUARTERLY INCOME
                            STATEMENT INFORMATION [1]
                  (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     THREE MONTHS ENDING                    YEAR ENDING
                                                    -----------------------------------------------------  ------------
                                                     MARCH 31,     JUNE 30,   SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,
                                                     1998 (A)        1998          1998          1998          1998
                                                    ----------    ----------  -------------  ------------  ------------
Revenues:
    Subscriber premiums                                   83.5%         81.6%         80.0%         78.5%         80.8%
    Affiliated practice revenue                           12.5%         14.3%         16.0%         17.6%         15.2%
    Other revenue                                          4.1%          4.1%          4.0%          3.9%          4.0%
                                                    ----------    ----------    ----------    ----------    ----------

    Total revenue                                        100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
     Dental care providers' fees and claim costs          45.8%         45.3%         44.4%         43.6%         44.7%
     Commissions                                           7.7%          7.5%          7.4%          7.2%          7.4%
     Premium taxes                                         0.6%          0.7%          0.6%          0.6%          0.6%
     DHMI operating expenses                              10.9%         12.2%         13.6%         14.8%         12.9%
     General and administrative                           19.7%         19.3%         18.5%         18.3%         18.9%
     Depreciation and amortization                         3.2%          3.5%          3.3%          3.2%          3.3%
                                                    ----------    ----------    ----------    ----------    ----------

     Total operating expenses                             87.9%         88.3%         87.8%         87.7%         87.9%
                                                    ----------    ----------    ----------    ----------    ----------

Operating income (loss)                                   12.1%         11.7%         12.2%         12.3%         12.1%

Other (income)/expense
     Interest (income)                                    (0.6)%        (0.8)%        (0.9)%        (0.9)%        (0.8)%
     Interest expense                                      2.4%          2.3%          2.2%          2.2%          2.3%
     Other, net                                            0.0%          0.0%          0.0%          0.0%          0.0%
                                                    ----------    ----------    ----------    ----------    ----------

     Total other (income) expense                          1.8%          1.5%          1.4%          1.2%          1.5%
                                                    ----------    ----------    ----------    ----------    ----------

Income before income taxes                                10.3%         10.1%         10.8%         11.1%         10.6%
Provision for income taxes                                 4.4%          4.4%          4.6%          4.8%          4.6%
                                                    ----------    ----------    ----------    ----------    ----------

Net income                                                 5.9%          5.8%          6.2%          6.3%          6.0%
                                                    ==========    ==========    ==========    ==========    ==========

EBITDA                                                    15.3%         15.1%         15.5%         15.5%         15.4%



                                                                     THREE MONTHS ENDING                    YEAR ENDING
                                                    -----------------------------------------------------  ------------
                                                     MARCH 31,     JUNE 30,   SEPTEMBER 30,  DECEMBER 31,  DECEMBER 31,
                                                       1999          1999          1999          1999          1999
                                                    ----------    ----------  -------------  ------------  ------------
Revenues:
    Subscriber premiums                                   77.8%         76.9%         76.2%         75.7%         76.6%
    Affiliated practice revenue                           18.3%         19.2%         19.8%         20.4%         19.4%
    Other revenue                                          3.9%          3.9%          3.9%          3.9%          3.9%
                                                    ----------    ----------    ----------    ----------    ----------

    Total revenue                                        100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
     Dental care providers' fees and claim costs          43.5%         42.9%         42.7%         42.4%         42.9%
     Commissions                                           7.3%          7.2%          7.2%          7.1%          7.2%
     Premium taxes                                         0.6%          0.7%          0.6%          0.6%          0.7%
     DHMI operating expenses                              15.4%         16.1%         16.7%         17.1%         16.3%
     General and administrative                           17.5%         17.5%         17.5%         17.2%         17.4%
     Depreciation and amortization                         3.3%          3.2%          3.2%          3.1%          3.2%
                                                    ----------    ----------    ----------    ----------    ----------

     Total operating expenses                             87.6%         87.6%         87.9%         87.6%         87.7%
                                                    ----------    ----------    ----------    ----------    ----------

Operating income (loss)                                   12.4%         12.4%         12.1%         12.3%         12.3%

Other (income)/expense
     Interest (income)                                    (0.9)%        (0.9)%        (0.9)%        (1.0)%        (0.9)%
     Interest expense                                      2.1%          2.1%          2.1%          2.0%          2.1%
     Other, net                                            0.0%          0.0%          0.0%          0.0%          0.0%
                                                    ----------    ----------    ----------    ----------    ----------

     Total other (income) expense                          1.2%          1.2%          1.1%          1.0%          1.1%
                                                    ----------    ----------    ----------    ----------    ----------

Income before income taxes                                11.1%         11.2%         11.0%         11.3%         11.2%
Provision for income taxes                                 4.8%          4.8%          4.7%          4.9%          4.8%
                                                    ----------    ----------    ----------    ----------    ----------

Net income                                                 6.3%          6.4%          6.3%          6.4%          6.4%
                                                    ==========    ==========    ==========    ==========    ==========

EBITDA                                                    15.6%         15.6%         15.3%         15.5%         15.5%

-------------------------------------
[1] Projections dated April 28, 1998.

PROJECT GOLDCAP
CONSOLIDATED PROJECTED INCOME STATEMENT INFORMATION
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                              PROJECTED YEAR ENDING DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                       1998          1999          2000          2001          2002           2003
                                                     --------      --------      --------      --------      --------      --------
Revenues:
    Benefits revenues                                $150,496      $163,785      $176,888      $191,039      $202,501      $214,651
    DHMI patient revenues                              22,329        24,773        27,422        30,354        33,600        37,193
    DHDC management fee                                 2,190         2,367         2,620         2,900         3,210         3,554
    Dentlease rental fees                                  11            13            14            16            18            20
                                                     --------      --------      --------      --------      --------      --------
       Total revenues                                 175,026       190,938       206,944       224,309       239,329       255,417
          % Growth                                       10.3%          9.1%          8.4%          8.4%          6.7%          6.7%

Expenses:
    Benefits expenses                                 126,007       136,336       146,105       156,617       165,506       174,912
    DHMI expenses                                      23,320        23,505        26,018        28,801        31,880        35,289
    Depreciation and amortization                       5,865         4,213         4,560         4,992         5,095         5,213
                                                     --------      --------      --------      --------      --------      --------
       Total expenses                                 155,192       164,054       176,683       190,410       202,481       215,414
                                                     --------      --------      --------      --------      --------      --------

Operating income                                       19,834        26,884        30,261        33,900        36,848        40,003
          % Growth                                      (10.1)%        35.5%         12.6%         12.0%          8.7%          8.6%

Interest expense                                        3,384         4,100         4,100         4,100         4,100         4,100
                                                     --------      --------      --------      --------      --------      --------

Income before income taxes                             16,450        22,784        26,161        29,800        32,748        35,903

Provision for income taxes                              6,909         9,569        10,988        12,516        13,754        15,079
                                                     --------      --------      --------      --------      --------      --------

Net income                                           $  9,541      $ 13,215      $ 15,174      $ 17,284      $ 18,994      $ 20,824
                                                     ========      ========      ========      ========      ========      ========
          % Growth                                      (13.9)%        38.5%         14.8%         13.9%          9.9%          9.6%

Diluted shares outstanding                             10,183        10,400        10,600        10,800        11,000        11,200
Diluted earnings per share                           $   0.94      $   1.27      $   1.43      $   1.60      $   1.73      $   1.86

EBITDA                                               $ 25,699      $ 31,097      $ 34,821      $ 38,892      $ 41,943      $ 45,216

---------------------------------
[1] Projections provided by management.

PROJECT GOLDCAP
CONSOLIDATED INCOME STATEMENT INFORMATION
-------------------------------------------------------------------------------



                                                                              PROJECTED YEAR ENDING DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                       1998          1999          2000          2001          2002           2003
                                                     --------      --------      --------      --------      --------      --------
Revenues:
    Benefits revenues                                    86.0%         85.8%         85.5%         85.2%         84.6%         84.0%
    DHMI patient revenues                                12.8%         13.0%         13.3%         13.5%         14.0%         14.6%
    DHDC management fee                                   1.3%          1.2%          1.3%          1.3%          1.3%          1.4%
    Dentlease rental fees                                 0.0%          0.0%          0.0%          0.0%          0.0%          0.0%
                                                     --------      --------      --------      --------      --------      --------
       Total revenues                                   100.0%        100.0%        100.0%        100.0%        100.0%        100.0%

Expenses:
    Benefits expenses                                    72.0%         71.4%         70.6%         69.8%         69.2%         68.5%
    DHMI expenses                                        13.3%         12.3%         12.6%         12.8%         13.3%         13.8%
    Depreciation and amortization                         3.4%          2.2%          2.2%          2.2%          2.1%          2.0%
                                                     --------      --------      --------      --------      --------      --------
       Total expenses                                    88.7%         85.9%         85.4%         84.9%         84.6%         84.3%

Operating income                                         11.3%         14.1%         14.6%         15.1%         15.4%         15.7%
Interest expense                                          1.9%          2.1%          2.0%          1.8%          1.7%          1.6%
                                                     --------      --------      --------      --------      --------      --------

Income before income taxes                                9.4%         11.9%         12.6%         13.3%         13.7%         14.1%

Provision for income taxes                                3.9%          5.0%          5.3%          5.6%          5.7%          5.9%
                                                     --------      --------      --------      --------      --------      --------

Net income                                                5.5%          6.9%          7.3%          7.7%          7.9%          8.2%
                                                     ========      ========      ========      ========      ========      ========

EBITDA                                                   14.7%         16.3%         16.8%         17.3%         17.5%         17.7%

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED INCOME STATEMENTS [1]
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                         PROJECTED YEAR ENDING DECEMBER 31,
                                                   ------------------------------------------------------------------------------
                                                     1998          1999          2000          2001          2002          2003
                                                   --------      --------      --------      --------      --------      --------
Total revenues                                     $150,496      $163,785      $176,888      $191,039      $202,501      $214,651
    % Growth                                           (0.7)%         8.8%          8.0%          8.0%          6.0%          6.0%

Expenses
    Dental care providers' fees and claim costs      79,761        86,806        93,751       101,251       107,326       113,765
    Commissions                                      13,479        15,396        16,804        18,340        19,643        21,036
    Premium taxes                                     1,167         1,270         1,372         1,481         1,570         1,665
    General and administrative                       31,600        32,864        34,178        35,545        36,967        38,446
    Depreciation and amortization                     5,132         3,472         3,793         4,197         4,268         4,351
                                                   --------      --------      --------      --------      --------      --------
       Total expenses                               131,139       139,808       149,898       160,814       169,774       179,263
                                                   --------      --------      --------      --------      --------      --------

Operating income                                     19,357        23,977        26,990        30,225        32,727        35,388
    % Growth                                             NA          23.9%         12.6%         12.0%          8.3%          8.1%


Interest expense                                      4,313         5,000         5,000         5,000         5,000         5,000
Less interest income                                    929           900           900           900           900           900
                                                   --------      --------      --------      --------      --------      --------

Income before income taxes                           15,973        19,877        22,890        26,125        28,627        31,288

Provision for income taxes                            6,709         8,348         9,614        10,973        12,023        13,141
                                                   --------      --------      --------      --------      --------      --------

Net income                                         $  9,264      $ 11,529      $ 13,276      $ 15,153      $ 16,604      $ 18,147
                                                   ========      ========      ========      ========      ========      ========
    % Growth                                             NA          24.4%         15.2%         14.1%          9.6%          9.3%

EBITDA                                             $ 24,489      $ 27,449      $ 30,783      $ 34,422      $ 36,995      $ 39,739


---------------------------------------------------------------------------------------------------------------------------------
Goodwill                                           $  1,849      $  1,849      $  1,849      $  1,849      $  1,849      $  1,849
Tax rate                                               42.0%         42.0%         42.0%         42.0%         42.0%         42.0%
---------------------------------------------------------------------------------------------------------------------------------

[1] Projections provided by management.

PROJECT GOLDCAP
BENEFITS COMPANY
PROJECTED INCOME STATEMENTS
-------------------------------------------------------------------------------



                                                                     PROJECTED YEAR ENDING DECEMBER 31,
                                                     -----------------------------------------------------------------
                                                      1998        1999        2000        2001        2002        2003
                                                     -----       -----       -----       -----       -----       -----
Total revenues                                       100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

Expenses
    Dental care providers' fees and claim costs       53.0%       53.0%       53.0%       53.0%       53.0%       53.0%
    Commissions                                        9.0%        9.4%        9.5%        9.6%        9.7%        9.8%
    Premium taxes                                      0.8%        0.8%        0.8%        0.8%        0.8%        0.8%
    General and administrative                        21.0%       20.1%       19.3%       18.6%       18.3%       17.9%
    Depreciation and amortization                      3.4%        2.1%        2.1%        2.2%        2.1%        2.0%
                                                     -----       -----       -----       -----       -----       -----
       Total expenses                                 87.1%       85.4%       84.7%       84.2%       83.8%       83.5%
                                                     -----       -----       -----       -----       -----       -----

Operating income                                      12.9%       14.6%       15.3%       15.8%       16.2%       16.5%


Interest expense                                       2.9%        3.1%        2.8%        2.6%        2.5%        2.3%
Less Interest income                                   0.6%        0.5%        0.5%        0.5%        0.4%        0.4%
                                                     -----       -----       -----       -----       -----       -----

Income before income taxes                            10.6%       12.1%       12.9%       13.7%       14.1%       14.6%

Provision for income taxes                             4.5%        5.1%        5.4%        5.7%        5.9%        6.1%
                                                     -----       -----       -----       -----       -----       -----

Net income                                             6.2%        7.0%        7.5%        7.9%        8.2%        8.5%
                                                     =====       =====       =====       =====       =====       =====

EBITDA                                                16.3%       16.8%       17.4%       18.0%       18.3%       18.5%

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED INCOME STATEMENTS [1]
SEC REPORTING FORMAT
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                         PROJECTED YEAR ENDING DECEMBER 31,
                                    ----------------------------------------------------------------------------
                                      1998         1999          2000          2001          2002          2003
                                    -------      -------       -------       -------       -------       -------
Patient revenues                    $22,329      $24,773       $27,422       $30,354       $33,600       $37,193
DHDC management fee                   2,190        2,367         2,620         2,900         3,210         3,554
Dentlease rental fees                    11           13            14            16            18            20
                                    -------      -------       -------       -------       -------       -------

    Total revenues                   24,530       27,153        30,056        33,270        36,828        40,766
         % Growth                        --         10.7%         10.7%         10.7%         10.7%         10.7%

Management fee expense                  663          668           739           818           906         1,003
Operating expense                    20,355       20,764        22,984        25,442        28,163        31,174
Unallocated corporate overhead        2,302        2,073         2,295         2,540         2,812         3,112
Depreciation expense                    233          241           267           295           327           362
Amortization expense                    500          500           500           500           500           500
                                    -------      -------       -------       -------       -------       -------

    Total expenses                   24,053       24,246        26,785        29,596        32,707        36,151
                                    -------      -------       -------       -------       -------       -------

Operating income                        477        2,907         3,271         3,675         4,121         4,615
         % Growth                        --        509.4%         12.5%         12.3%         12.1%         12.0%
Interest expense (income)                --           --            --            --            --            --
                                    -------      -------       -------       -------       -------       -------

Income before income taxes              477        2,907         3,271         3,675         4,121         4,615
Income tax provision                    200        1,221         1,374         1,543         1,731         1,938
                                    -------      -------       -------       -------       -------       -------

Net income                          $   277      $ 1,686       $ 1,897       $ 2,131       $ 2,390       $ 2,677
                                    =======      =======       =======       =======       =======       =======
         % Growth                        --        509.4%         12.5%         12.3%         12.1%         12.0%

EBITDA                              $ 1,210      $ 3,648       $ 4,038       $ 4,470       $ 4,948       $ 5,477

[1] Projections provided by management for the years ending December 31, 1998 and 1999. Projections for December 31, 2000 through 2003 estimated using constant growth rates and margin assumptions.

PROJECT GOLDCAP
DENTAL HEALTH MANAGEMENT, INC.
PROJECTED INCOME STATEMENTS
SEC REPORTING FORMAT
--------------------------------------------------------------------------------



                                                    PROJECTED YEAR ENDING DECEMBER 31,
                                    ------------------------------------------------------------------
                                     1998        1999        2000        2001        2002        2003
                                    ------      ------      ------      ------      ------      ------
Patient revenues                     91.0%       91.2%       91.2%       91.2%       91.2%       91.2%
DHDC management fee                   8.9%        8.7%        8.7%        8.7%        8.7%        8.7%
Dentlease rental fees                 0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                                    -----       -----       -----       -----       -----       -----
    Total revenues                  100.0%      100.0%      100.0%      100.0%      100.0%      100.0%

Management fee expense                2.7%        2.5%        2.5%        2.5%        2.5%        2.5%
Operating expense                    83.0%       76.5%       76.5%       76.5%       76.5%       76.5%
Unallocated corporate overhead        9.4%        7.6%        7.6%        7.6%        7.6%        7.6%
Depreciation expense                  0.9%        0.9%        0.9%        0.9%        0.9%        0.9%
Amortization expense                  2.0%        1.8%        1.7%        1.5%        1.4%        1.2%
                                    -----       -----       -----       -----       -----       -----

    Total expenses                   98.1%       89.3%       89.1%       89.0%       88.8%       88.7%
                                    -----       -----       -----       -----       -----       -----

Operating income                      1.9%       10.7%       10.7%       10.7%       10.7%       10.7%
Interest expense (income)             0.0%        0.0%        0.0%        0.0%        0.0%        0.0%
                                    -----       -----       -----       -----       -----       -----

Income before income taxes            1.9%       10.7%       10.7%       10.7%       10.7%       10.7%
Income tax provision                  0.8%        4.5%        4.5%        4.5%        4.5%        4.5%
                                    -----       -----       -----       -----       -----       -----

Net income                            1.1%        6.2%        6.2%        6.2%        6.2%        6.2%
                                    =====       =====       =====       =====       =====       =====

EBITDA                                4.9%       13.4%       13.4%       13.4%       13.4%       13.4%

                                 PROJECT GOLDCAP
                            COMPARISON OF PROJECTIONS
                             (DOLLARS IN THOUSANDS)


                                  YEAR ENDING DECEMBER 31, 1998                       YEAR ENDING DECEMBER 31, 1999
                         -----------------------------------------------     ----------------------------------------------
                         ROBINSON-HUMPHREY      GOLDCAP                      ROBINSON-HUMPHREY    GOLDCAP
                             RESEARCH         MANAGEMENT        VARIANCE         RESEARCH        MANAGEMENT        VARIANCE
                         -----------------    ----------        --------     -----------------   ----------       ---------
CONSOLIDATED GOLDCAP
Revenues                    $  178,357        $  175,026        $  3,331        $  195,492       $  190,938       $   4,554
        % Growth                  12.4 %            10.3 %           1.9 %             9.6%             9.1%            2.4 %

EBITDA                      $   27,413        $   25,699        $  1,714        $   30,309       $   31,097       $    (788)
        % Growth                  (1.4)%            (7.6)%           6.7 %            10.6%            21.0%           (2.5)%
        % Margin                  15.4 %            14.7 %                            15.5%            16.3%

Operating income            $   21,518        $   19,834        $  1,684        $   24,056       $   26,884       $  (2,828)
        % Growth                  (2.5)%           (10.1)%           8.5 %            11.8%            35.5%          (10.5)%
        % Margin                  12.1 %            11.3 %                            12.3%            14.1%

Net income                  $   10,767        $    9,541        $  1,226        $   12,431       $   13,215       $    (784)
        % Growth                  (2.8)%           (13.9)%          12.8 %            15.5%            38.5%           (5.9)%
        % Margin                   6.0 %             5.5 %                             6.4%             6.9%

BENEFITS COMPANY
Revenues                    $  151,315        $  150,496        $    819        $  157,492       $  163,785       $  (6,293)
        % Growth                  (0.2)%            (0.7)%           0.5 %             4.1%             8.8%           (3.8)%

EBITDA                      $   23,381        $   24,489        $ (1,108)       $   24,229       $   27,449       $  (3,220)
        % Growth                    NA                NA            (4.5)%             3.6%            12.1%          (11.7)%
        % Margin                  15.5 %            16.3%                             15.4%            16.8%

DHMI
Revenues                    $   27,042        $   24,530        $  2,512        $   38,000       $   27,153       $  10,847
        % Growth                 280.2 %           244.9%           10.2%             40.5%            10.7%           39.9 %

EBITDA                      $    4,032        $    1,210        $  2,822        $    6,080       $    3,648       $   2,432
        % Growth                    NA                NA           233.2 %            50.8%           201.5%           66.7 %
        % Margin                  14.9 %             4.9 %                            16.0%            13.4%

PROJECT GOLDCAP
TRADING STATISTICS
JULY 17, 1997 - JULY 17, 1998




AVERAGE CLOSING PRICE:                                    AVERAGE DAILY VOLUME:
---------------------                                     --------------------
ONE YEAR                                 $17.80           ONE YEAR                                88,636
90 DAYS                                   14.45           90 DAYS                                 66,503
60 DAYS                                   14.03           60 DAYS                                 77,338
30 DAYS                                   14.25           30 DAYS                                 58,673
5 DAYS                                    14.19           5 DAYS                                  28,060

HIGH CLOSE        (10/3/97)               27.63           HIGH VOLUME       (1/27/98)            717,000
LOW CLOSE         (1/27/98)                9.56           LOW VOLUME        (9/24/97)                600


      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 7/17/98                              $14.13                        $13.50                        $13.50                 50,500
 7/16/98                               14.44                         13.81                         14.00                 38,000
 7/15/98                               14.63                         14.13                         14.19                 19,500
 7/14/98                               14.88                         14.50                         14.50                 11,300
 7/13/98                               15.06                         14.63                         14.75                 21,000
 7/10/98                               15.00                         14.63                         15.00                  7,000
 7/09/98                               15.06                         14.63                         14.75                 17,400
 7/08/98                               15.44                         14.75                         14.81                 39,100
 7/07/98                               15.63                         15.31                         15.31                 31,300
 7/06/98                               15.75                         15.44                         15.63                 27,600
 7/03/98                               16.00                         15.13                         15.75                110,000
 7/02/98                               16.00                         15.13                         15.75                110,000

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 7/01/98                               16.00                         15.13                         15.13                129,800
 6/30/98                               15.66                         14.63                         15.63                221,000
 6/29/98                               14.88                         14.50                         14.75                 19,100
 6/26/98                               15.25                         14.50                         14.56                102,100
 6/25/98                               15.38                         13.88                         15.38                 74,800
 6/24/98                               13.75                         13.56                         13.69                 73,200
 6/23/98                               13.88                         13.25                         13.75                 45,600
 6/22/98                               13.50                         13.00                         13.13                 65,300
 6/19/98                               13.50                         13.00                         13.25                 23,800
 6/18/98                               13.50                         13.00                         13.25                 47,300
 6/17/98                               13.13                         12.94                         13.13                 62,300
 6/16/98                               13.13                         12.75                         13.00                106,500
 6/15/98                               13.09                         12.75                         12.75                 14,300
 6/12/98                               13.25                         13.13                         13.19                 13,400
 6/11/98                               13.56                         12.88                         13.38                223,100
 6/10/98                               14.06                         13.50                         13.50                 25,400
 6/09/98                               14.13                         14.00                         14.00                 12,300
 6/08/98                               14.13                         14.00                         14.06                 18,200
 6/05/98                               14.38                         14.00                         14.13                117,300
 6/04/98                               14.50                         14.00                         14.13                179,100
 6/03/98                               15.00                         14.38                         14.50                170,400
 6/02/98                               15.00                         14.50                         14.75                 44,700
 6/01/98                               15.00                         14.31                         14.38                 25,100
 5/29/98                               15.00                         14.00                         14.75                 38,900
 5/28/98                               14.13                         13.38                         14.06                 72,100
 5/27/98                               13.63                         13.38                         13.44                 25,000
 5/26/98                               14.75                         13.38                         13.44                 34,300
 5/22/98                               15.00                         14.56                         14.75                 27,700
 5/21/98                               15.38                         14.38                         14.50                 26,000
 5/20/98                               15.13                         14.25                         15.13                 72,900
 5/19/98                               15.13                         14.50                         14.63                 46,700
 5/18/98                               15.50                         13.75                         15.13                277,100
 5/15/98                               13.63                         13.38                         13.63                 23,400
 5/14/98                               13.50                         13.00                         13.00                 71,400
 5/13/98                               13.25                         13.00                         13.25                 35,500
 5/12/98                               13.13                         12.88                         13.00                 70,900

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 5/11/98                               13.13                         12.88                         12.88                 89,300
 5/08/98                               13.13                         12.75                         13.00                304,400
 5/07/98                               12.88                         12.63                         12.81                156,000
 5/06/98                               13.00                         12.63                         12.81                207,100
 5/05/98                               13.38                         12.88                         12.88                 54,000
 5/04/98                               13.38                         13.09                         13.25                 16,200
 5/01/98                               13.38                         13.13                         13.38                108,900
 4/30/98                               13.75                         13.06                         13.13                100,800
 4/29/98                               13.75                         13.25                         13.25                143,300
 4/28/98                               14.88                         12.50                         13.13                273,200
 4/27/98                               15.00                         14.00                         14.38                 46,900
 4/24/98                               14.88                         14.50                         14.78                 21,500
 4/23/98                               15.25                         14.63                         14.72                 48,100
 4/22/98                               15.13                         14.94                         15.06                 63,800
 4/21/98                               15.13                         14.75                         14.75                 15,500
 4/20/98                               15.00                         14.75                         15.00                 27,300
 4/17/98                               15.13                         14.75                         15.00                 16,000
 4/16/98                               15.25                         14.38                         15.25                 51,700
 4/15/98                               16.00                         14.00                         15.13                136,200
 4/14/98                               17.63                         16.13                         16.13                141,000
 4/13/98                               17.88                         15.13                         17.50                173,100
 4/09/98                               15.56                         14.94                         15.38                 50,800
 4/08/98                               15.25                         15.00                         15.06                 22,200
 4/07/98                               15.56                         15.00                         15.19                 19,300
 4/06/98                               15.50                         15.25                         15.50                 14,100
 4/03/98                               15.31                         15.00                         15.00                  9,000
 4/02/98                               15.38                         15.19                         15.25                 17,300
 4/01/98                               15.38                         15.19                         15.38                 38,300
 3/31/98                               15.44                         14.75                         15.38                 70,500
 3/30/98                               15.56                         14.56                         14.63                 38,600
 3/27/98                               15.56                         14.75                         15.56                 43,900
 3/26/98                               14.69                         14.38                         14.69                 33,100
 3/25/98                               14.75                         14.38                         14.38                 22,900
 3/24/98                               14.75                         14.50                         14.50                 73,600
 3/23/98                               15.38                         14.75                         14.88                 20,700
 3/20/98                               15.88                         15.25                         15.25                 32,500

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 3/19/98                               15.88                         15.50                         15.63                 20,300
 3/18/98                               15.75                         15.50                         15.63                 10,000
 3/17/98                               15.88                         15.50                         15.63                 30,100
 3/16/98                               15.88                         15.50                         15.63                 17,800
 3/13/98                               16.13                         15.63                         15.63                 24,300
 3/12/98                               16.63                         15.75                         16.00                 63,000
 3/11/98                               16.50                         15.44                         16.25                168,100
 3/10/98                               15.38                         14.81                         15.38                 93,700
 3/09/98                               15.00                         14.50                         14.88                136,900
 3/06/98                               14.88                         13.50                         14.75                289,500
 3/05/98                               13.38                         13.00                         13.25                 31,500
 3/04/98                               13.63                         12.94                         13.44                523,000
 3/03/98                               13.88                         13.50                         13.63                 62,400
 3/02/98                               13.94                         13.50                         13.88                 43,400
 2/27/98                               14.75                         13.88                         13.88                104,100
 2/26/98                               14.75                         14.13                         14.75                 52,100
 2/25/98                               14.75                         14.25                         14.75                 65,900
 2/24/98                               15.00                         14.38                         14.75                 83,700
 2/23/98                               15.06                         14.75                         14.75                314,900
 2/20/98                               15.06                         14.63                         14.94                258,600
 2/19/98                               15.06                         14.63                         14.88                389,800
 2/18/98                               15.25                         14.00                         14.75                534,000
 2/17/98                               13.88                         13.00                         13.88                439,400
 2/13/98                               12.88                         12.00                         12.88                276,200
 2/12/98                               12.13                         11.75                         12.00                193,500
 2/11/98                               12.25                         11.75                         11.88                252,100
 2/10/98                               11.88                         10.13                         11.75                186,600
 2/09/98                               12.00                         10.63                         10.63                106,600
 2/06/98                               11.75                         11.63                         11.63                 10,200
 2/05/98                               11.75                         11.63                         11.69                100,900
 2/04/98                               11.88                         11.63                         11.63                 63,200
 2/03/98                               12.00                         11.75                         11.81                 69,600
 2/02/98                               12.25                         11.75                         11.75                 96,500
 1/30/98                               12.25                         11.50                         11.63                287,600
 1/29/98                               11.75                         10.75                         11.75                261,400
 1/28/98                               10.81                          9.88                         10.50                414,300

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 1/27/98                               10.63                          9.00                          9.56                717,000
 1/26/98                               11.00                         10.63                         10.63                 54,800
 1/23/98                               11.50                         10.88                         11.00                 49,800
 1/22/98                               11.75                         11.19                         11.19                 72,300
 1/21/98                               11.88                         11.38                         11.63                 67,600
 1/20/98                               12.50                         11.50                         11.88                 63,500
 1/16/98                               12.50                         12.00                         12.31                 29,800
 1/15/98                               12.38                         12.13                         12.14                 36,000
 1/14/98                               12.50                         12.00                         12.13                223,000
 1/13/98                               12.88                         11.88                         11.88                419,500
 1/12/98                               14.13                         11.81                         12.50                404,100
 1/09/98                               19.06                         18.00                         18.00                104,500
 1/08/98                               20.25                         19.00                         19.00                 23,500
 1/07/98                               20.25                         19.75                         20.25                  6,100
 1/06/98                               20.00                         19.75                         19.75                  4,200
 1/05/98                               20.25                         19.75                         20.06                  9,800
 1/02/98                               20.25                         19.63                         19.88                 44,400
12/31/97                               20.88                         20.25                         20.28                 21,100
12/30/97                               20.75                         20.38                         20.50                 34,400
12/29/97                               20.38                         19.25                         20.25                101,900
12/26/97                               19.00                         18.88                         19.00                  5,900
12/24/97                               19.25                         18.63                         19.00                 21,500
12/23/97                               19.25                         18.88                         19.13                 15,700
12/22/97                               19.50                         18.25                         19.00                 64,200
12/19/97                               18.88                         18.13                         18.63                 48,300
12/18/97                               19.75                         19.00                         19.00                113,800
12/17/97                               20.00                         19.56                         19.75                 37,500
12/16/97                               20.00                         19.56                         19.56                  6,700
12/15/97                               21.13                         19.88                         19.94                 42,900
12/12/97                               21.25                         20.63                         20.63                 27,000
12/11/97                               21.13                         19.50                         21.13                 51,300
12/10/97                               21.25                         19.00                         20.25                146,600
12/9/97                                21.75                         21.13                         21.75                  7,800
12/8/97                                22.13                         21.25                         21.50                 37,400
12/5/97                                21.75                         21.25                         21.31                  8,400
12/4/97                                21.63                         21.25                         21.50                 14,300

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
12/3/97                                21.75                         21.00                         21.06                 15,000
12/2/97                                22.00                         21.25                         21.38                 41,600
12/1/97                                22.25                         20.56                         21.25                114,300
11/28/97                               21.00                         19.50                         20.38                 40,900
11/26/97                               19.88                         19.50                         19.81                  7,100
11/25/97                               19.63                         19.38                         19.38                  3,000
11/24/97                               19.94                         19.50                         19.63                 17,100
11/21/97                               20.25                         19.63                         20.00                  5,800
11/20/97                               20.38                         20.00                         20.19                 16,900
11/19/97                               20.69                         19.63                         19.63                 48,300
11/18/97                               20.13                         19.38                         19.75                 31,200
11/17/97                               19.63                         19.00                         19.63                 83,600
11/14/97                               19.00                         18.63                         18.63                 56,700
11/13/97                               19.38                         18.75                         18.81                  5,200
11/12/97                               19.25                         18.75                         19.00                 37,000
11/11/97                               20.13                         19.75                         19.81                  1,700
11/10/97                               21.00                         20.00                         20.00                118,600
11/7/97                                20.63                         20.00                         20.19                 24,300
11/6/97                                21.00                         20.00                         20.75                 75,600
11/5/97                                21.38                         20.50                         20.50                 54,900
11/4/97                                21.19                         20.88                         21.00                  1,400
11/3/97                                21.25                         20.50                         21.13                123,100
10/31/97                               20.88                         20.38                         20.69                 49,900
10/30/97                               20.56                         20.00                         20.31                115,200
10/29/97                               22.75                         20.50                         20.56                168,900
10/28/97                               22.00                         19.63                         22.00                246,000
10/27/97                               24.50                         22.50                         22.50                154,600
10/24/97                               25.00                         24.63                         24.63                 51,700
10/23/97                               25.13                         24.50                         24.81                 26,700
10/22/97                               25.75                         24.75                         24.75                 35,100
10/21/97                               24.88                         24.50                         24.63                107,500
10/20/97                               24.88                         24.50                         24.63                112,100
10/17/97                               25.13                         24.63                         25.00                 86,300
10/16/97                               25.63                         25.25                         25.25                 49,100
10/15/97                               25.75                         25.25                         25.25                 28,300
10/14/97                               25.75                         25.50                         25.75                 25,800

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
10/13/97                               25.69                         25.63                         25.63                 28,300
10/10/97                               25.75                         25.25                         25.63                 75,600
10/9/97                                26.00                         25.38                         25.88                 68,700
10/8/97                                26.00                         25.63                         25.88                 21,100
10/7/97                                26.50                         25.75                         26.00                 30,300
10/6/97                                27.75                         26.63                         26.63                 46,300
10/3/97                                27.63                         25.38                         27.63                146,100
10/2/97                                25.38                         24.75                         25.38                 85,100
10/1/97                                24.75                         24.63                         24.75                 27,700
 9/30/97                               25.00                         24.63                         25.00                 26,600
 9/29/97                               25.13                         24.69                         24.88                 24,900
 9/26/97                               24.75                         24.50                         24.75                 19,400
 9/25/97                               24.75                         24.50                         24.75                  2,400
 9/24/97                               24.88                         24.75                         24.75                    600
 9/23/97                               24.88                         24.00                         24.88                 83,200
 9/22/97                               25.00                         24.63                         24.75                 35,500
 9/19/97                               24.63                         24.13                         24.63                 61,100
 9/18/97                               25.38                         24.13                         24.13                609,400
 9/17/97                               26.38                         25.50                         25.50                104,300
 9/16/97                               26.38                         25.63                         26.13                 83,800
 9/15/97                               26.00                         24.88                         25.56                 78,400
 9/12/97                               25.25                         24.50                         24.75                103,400
 9/11/97                               24.75                         24.38                         24.50                 56,800
 9/10/97                               24.75                         24.44                         24.75                 51,700
 9/09/97                               24.69                         24.38                         24.63                 58,700
 9/08/97                               24.63                         24.38                         24.56                 58,600
 9/05/97                               24.63                         24.25                         24.63                 63,400
 9/04/97                               25.00                         24.25                         24.50                 70,700
 9/03/97                               25.00                         24.25                         24.63                 74,500
 9/02/97                               24.50                         24.13                         24.31                 73,100
 8/29/97                               24.75                         23.63                         24.25                218,400
 8/28/97                               24.50                         22.13                         24.50                442,900
 8/27/97                               22.13                         20.94                         22.13                113,500
 8/26/97                               21.25                         20.75                         21.03                 63,400
 8/25/97                               21.38                         20.44                         21.00                132,400
 8/22/97                               20.75                         20.25                         20.75                 57,200

      DATE                        HIGH                          LOW                          CLOSE                    VOLUME
-----------------            ---------------               ---------------             -----------------          -------------
 8/21/97                               20.81                         20.50                         20.75                 87,600
 8/20/97                               20.75                         20.38                         20.56                 19,200
 8/19/97                               20.63                         20.38                         20.44                 15,800
 8/18/97                               20.50                         20.38                         20.50                 12,700
 8/15/97                               20.50                         20.38                         20.50                 48,400
 8/14/97                               20.63                         20.38                         20.50                 58,200
 8/13/97                               20.56                         20.38                         20.50                 59,100
 8/12/97                               20.63                         20.50                         20.56                 11,000
 8/11/97                               20.50                         20.00                         20.50                 73,700
 8/08/97                               21.25                         20.00                         20.00                 92,400
 8/07/97                               21.25                         21.00                         21.06                300,600
 8/06/97                               21.38                         20.63                         21.13                176,500
 8/05/97                               20.75                         20.50                         20.63                 12,700
 8/04/97                               20.75                         20.25                         20.50                 54,800
 8/01/97                               21.50                         20.50                         20.50                 27,700
 7/31/97                               22.00                         21.50                         21.69                 29,000
 7/30/97                               22.00                         21.63                         22.00                143,400
 7/29/97                               22.50                         21.38                         21.75                258,100
 7/28/97                               21.75                         20.38                         21.38                178,100
 7/25/97                               20.25                         19.56                         20.06                 35,900
 7/24/97                               19.75                         19.38                         19.38                 26,500
 7/23/97                               19.75                         19.25                         19.56                 46,800
 7/22/97                               19.88                         19.25                         19.50                 58,200
 7/21/97                               21.25                         20.00                         20.00                100,900
 7/18/97                               21.25                         21.13                         21.25                 31,200
 7/17/97                               21.50                         21.13                         21.25                 45,500

----------------------------------------------------
Source: AT Financial

PROJECT GOLDCAP
WEEKLY PRICE AND TRADING VOLUME - IPO THROUGH JULY 15, 1998


                                    [GRAPH]

                                    GOLDCAP
                         Close Price Index Comparison
                          Weekly: 5/26/95 to 07/15/98


                             [GRAPH DEPICTING WEEKLY
                         CLOSE PRICE AS A PERCENT OF START
                         PERIOD VALUE FROM 5/26/95 THROUGH
                          7/15/98 FOR COMPDENT, THE DJIA,
                              NASDAQ AND THE S&P 500]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 5/26/95 TO 07/15/98

                                    [GRAPH]

                    11 to 19       19 to 27       27 to 35       35 to 43       43 to 51
                    --------       --------       --------       --------       --------
PERCENT TRADED       27.03%         22.11%         17.84%         24.35%          8.67%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 5/26/95 TO 07/15/98

                                    [GRAPH]

                    11 to 19       up to 27       up to 35       up to 43       up to 51
                    --------       --------       --------       --------       --------
PERCENT TRADED       27.03%         49.13%         66.97%         91.33%         100.00%

PROJECT GOLDCAP
LAST TWELVE MONTHS DAILY PRICE AND TRADING VOLUME SINCE JULY 15, 1997

                                    [GRAPH]

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 7/15/97 TO 07/15/98

                             [GRAPH DEPICTING DAILY
                         CLOSE PRICE AS A PERCENT OF START
                         PERIOD VALUE FROM 7/15/97 THROUGH
                          7/15/98 FOR COMPDENT, THE DJIA,
                              NASDAQ AND THE S&P 500]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 7/15/97 TO 07/15/98

                                    [GRAPH]

                    9 to 12.8       12.8 to 16.6       16.6 to 20.4       20.4 to 24.2       24.2 to 28
                    ---------       ------------       ------------       ------------       ----------
PERCENT TRADED        18.77%            42.37%              8.80%             17.37%             12.68%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                          WEEKLY: 7/15/97 TO 07/15/98

                                    [GRAPH]

                    9 to 12.8       up to 16.6       up to 20.4       up to 24.2       up to 28
                    ---------       ----------       ----------       ----------       --------
PERCENT TRADED        18.77%          61.15%           69.94%           87.32%          100.00%

PROJECT GOLDCAP
DAILY PRICE AND TRADING VOLUME - JANUARY 2, 1998 THROUGH JULY 15, 1998

                                    [GRAPH]

                             [DESCRIPTION TO COME]

                                    GOLDCAP
                          CLOSE PRICE INDEX COMPARISON
                           DAILY: 1/1/98 TO 07/15/98

                                    [GRAPH]

                             [DESCRIPTION TO COME]

                                    GOLDCAP
                       VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 1/1/98 TO 07/15/98

                                    [GRAPH]

                    9 to 11.4       11.4 to 13.8       13.8 to 16.2       16.2 to 18.6       18.6 to 21
                    ---------       ------------       ------------       ------------       ----------
PERCENT TRADED        10.09%           43.29%              42.82%             3.18%             0.63%

                                    GOLDCAP
                 CUMULATIVE VOLUME DISTRIBUTION BY PRICE RANGE
                           WEEKLY: 1/1/98 TO 07/15/98

                                    [GRAPH]

                    9 to 11.4       up to 13.8       up to 16.2       up to 18.6       up to 21
                    ---------       ----------       ----------       ----------       --------
PERCENT TRADED        10.09%          53.38%           96.20%           99.37%          100.00%

PROJECT GOLDCAP
SHAREHOLDER OWNERSHIP ANALYSIS

                                                     NUMBER OF     AS A PERCENT
                                                       SHARES        OF TOTAL

                                                    -----------    ------------
Total Shares Outstanding as of April 30, 1998:       10,112,629           100.0%
                                                                                           [DESCRIPTION TO COME]
     Date      Institutional Ownership:
     ----      ------------------------

      3/31/98  AID ASSOC FOR LUTHERANS                    4,600            0.05%
      3/31/98  AMERICAN GENERAL CORP                      2,500            0.02%
     12/31/97  ANB INVESTMENT MGMT & TR                   8,682            0.09%
      3/31/98  BANC ONE CORPORATION                      10,500            0.10%
      3/31/98  BANK OF NEW YORK                           5,400            0.05%
      3/31/98  BANKERS TRUST N Y CORP                   199,900            1.98%
      3/31/98  BARCLAYS BANK PLC                        193,420            1.91%
      3/31/98  BEAR STEARNS & CO                             16            0.00%
      3/31/98  BRANDYWINE ASSET MGMT.                     2,500            0.02%
      3/31/98  CALIF STATE TEACHERS RET                  32,800            0.32%
      3/31/98  CAPSTONE ASSET MGMT. CO.                   2,530            0.03%
      3/31/98  COLLEGE RETIRE EQUITIES                    9,100            0.09%
      3/31/98  COLORADO PUBLIC EMPL RET                   7,900            0.08%
      3/31/98  DEERE & COMPANY                           10,700            0.11%
      3/31/98  DIMENSIONAL FUND ADVS.                   699,600            6.92%
      3/31/98  EATON VANCE MANAGEMENT                    90,400            0.89%
      3/31/98  EDGEMONT ASSET MGMT CORP               1,500,000           14.83%
      3/31/98  EQUITABLE COMPANIES INC                    2,200            0.02%
      3/31/98  FIDELITY MGMT & RES CORP                 750,400            7.42%
      3/31/98  FLEET FINL GROUP INC                       9,900            0.10%
      3/31/98  GENERAL ELECTRIC COMPANY                 446,300            4.41%
      3/31/98  GW CAPITAL MGMT INC                       22,900            0.23%
      3/31/98  LASALLE NATIONAL BANK                    436,300            4.31%
      3/31/98  LOOMIS SAYLES & COMPANY                  139,100            1.38%
      3/31/98  MASSACHUSETTS FINL SVCS                  288,800            2.86%
      3/31/98  MELLON BANK CORPORATION                   48,764            0.48%
      3/31/98  MERRILL LYNCH & CO INC                        89            0.00%
      3/31/98  NATIONSBANK CORPORATION                   11,250            0.11%
      3/31/98  NATIONWIDE ADVISORY SVCS                  19,000            0.19%
      3/31/98  NEUBERGER&BERM INST ASST                  84,500            0.84%
      3/31/98  NEUBERGER&BERMAN MGMT                    252,900            2.50%
      3/31/98  NEW YORK ST TEACHERS RET                  35,900            0.36%
      3/31/98  NOMURA ASSET MGMT CO LTD                   4,500            0.04%
      3/31/98  NORTHERN TRUST CORP                       10,500            0.10%
      3/31/98  PRUDENTIAL INS CO/AMER                   713,100            7.05%
      3/31/98  PUTNAM INVESTMENT MGMT                   756,910            7.48%
      3/31/98  RENAISSANCE TECHNOLOGIES                  12,400            0.12%
      3/31/98  SELIGMAN J W & COMPANY                   755,700            7.47%
      3/31/98  STATE STREET CORP                         37,914            0.37%
      3/31/98  STRONG CAPITAL MGMT INC                  214,200            2.12%
      3/31/98  TEXAS TEACHER RETIRM SYS                  35,000            0.35%
      3/31/98  TRAVELERS INC                             19,065            0.19%
      3/31/98  USAA UNITED SVCS AUTO                    150,000            1.48%
      3/31/98  VANGUARD GROUP INC                        39,600            0.39%
      3/31/98  WEISS PECK & GREER                           280            0.00%
      3/31/98  WORLD ASSET MANAGEMENT                     9,300            0.09%
                                                    -----------    ------------

               Total Institutional Holdings           8,087,320            80.0%

Insider Ownership:

           INSIDER HOLDINGS                             884,332 [1]         8.7%
                                                    -----------

               Total Insider Holdings                   884,332             8.7%

               Total Retail Holdings                  1,140,977            11.3%


-----------------------------------------
[1] All Directors and Executive Officers as a group as reported in the Goldcap proxy dated March 30, 1998.

Source: CDA Spectrum as of 7/16/98.

PROJECT GOLDCAP
INSTITUTIONAL OWNERSHIP HISTORY
QUARTERS ENDING SEPTEMBER 1995 THROUGH MARCH 1998

--------------------------------------------------------------------------------

13F INSTITUTION                3/31/98   12/31/97    9/30/97     6/30/97      3/31/97    12/31/96     9/30/96     6/30/96
-------------------------   ----------  ---------  ---------   ---------    ---------   ---------   ---------   ---------
EDGEMONT ASSET MGMT CORP    1,500,000   1,500,000  1,540,600   2,008,200      845,000     845,000     405,000     405,000
PUTNAM INVESTMENT MGMT        756,910     753,610    774,510     805,410    1,010,185   1,005,385   1,352,835   1,363,635
SELIGMAN J W & COMPANY        755,700     750,900    750,900     747,800      436,500     329,800     282,200     153,900
FIDELITY MGMT & RES CORP      750,400     618,400    463,400     355,900
PRUDENTIAL INS CO/AMER        713,100     575,800    497,000     542,500        7,600       7,100
DIMENSIONAL FUND ADVS.        699,600     354,900    317,600     280,600
GENERAL ELECTRIC COMPANY      446,300     446,300    295,800           0       11,000      12,300      12,300      12,300
LASALLE NATIONAL BANK         436,300     437,400    297,000      10,800
MASSACHUSETTS FINL SVCS       288,800     859,195    994,195     994,695      736,795     649,395     248,805     159,300
NEUBERGER&BERMAN MGMT         252,900     302,900    302,900
STRONG CAPITAL MGMT INC       214,200       1,200    114,700       7,700       63,700           0      44,750       7,725
BANKERS TRUST N Y CORP        199,900     214,500    212,100     165,200      164,200     165,700     167,050     114,050
BARCLAYS BANK PLC             193,420     209,563    211,934     200,134      170,434     171,214     176,798     178,228
USAA UNITED SVCS AUTO         150,000     110,000    110,000      45,000       45,000      45,000      45,000      45,000
LOOMIS SAYLES & COMPANY       139,100     358,500    295,400      47,300
EATON VANCE MANAGEMENT         90,400
NEUBERGER&BERM INST ASST       84,500      89,800     89,800
MELLON BANK CORPORATION        48,764      50,600     52,300      47,500       53,302      52,300      47,100      34,100
VANGUARD GROUP INC             39,600      37,100     37,100      37,100       37,100
STATE STREET CORP              37,914      37,614     29,200      27,000       27,400      33,800      11,500      27,100
NEW YORK ST TEACHERS RET       35,900      35,900     35,900
TEXAS TEACHER RETIRM SYS       35,000      35,000     35,000      20,000
CALIF STATE TEACHERS RET       32,800      32,800     32,800      32,800       32,700      32,700                  32,700
GW CAPITAL MGMT INC            22,900      48,000     35,000
TRAVELERS INC                  19,065      14,119     12,048      18,781       31,605      98,739      73,378      80,962
NATIONWIDE ADVISORY SVCS       19,000      19,000     19,000
RENAISSANCE TECHNOLOGIES       12,400           0     10,200
NATIONSBANK CORPORATION        11,250                                                                       0      16,200
DEERE & COMPANY                10,700      10,800     10,700      10,100       10,100       8,100
BANC ONE CORPORATION           10,500                                  0       10,000     106,522     106,522
NORTHERN TRUST CORP            10,500
FLEET FINL GROUP INC            9,900       9,900      9,900
WORLD ASSET MANAGEMENT          9,300       9,800      9,800      11,500       10,800      12,200         400         100
COLLEGE RETIRE EQUITIES         9,100      15,100      9,100       9,100        6,100       4,600       4,100


13F INSTITUTION                3/31/96   12/31/95    9/30/95
-------------------------    ---------  ---------   --------
EDGEMONT ASSET MGMT CORP       405,000    505,000    635,000
PUTNAM INVESTMENT MGMT       1,272,435    408,585    481,885
SELIGMAN J W & COMPANY         200,000
FIDELITY MGMT & RES CORP             0     35,000    358,000
PRUDENTIAL INS CO/AMER
DIMENSIONAL FUND ADVS.
GENERAL ELECTRIC COMPANY
LASALLE NATIONAL BANK
MASSACHUSETTS FINL SVCS        175,400    199,100    199,100
NEUBERGER&BERMAN MGMT
STRONG CAPITAL MGMT INC        116,475     30,500     13,700
BANKERS TRUST N Y CORP          43,450    360,850    309,250
BARCLAYS BANK PLC
USAA UNITED SVCS AUTO           45,000     50,000     50,000
LOOMIS SAYLES & COMPANY
EATON VANCE MANAGEMENT
NEUBERGER&BERM INST ASST
MELLON BANK CORPORATION         16,600     16,600
VANGUARD GROUP INC
STATE STREET CORP
NEW YORK ST TEACHERS RET
TEXAS TEACHER RETIRM SYS
CALIF STATE TEACHERS RET             0     32,100     21,100
GW CAPITAL MGMT INC
TRAVELERS INC                   86,414     12,999     13,039
NATIONWIDE ADVISORY SVCS
RENAISSANCE TECHNOLOGIES
NATIONSBANK CORPORATION
DEERE & COMPANY
BANC ONE CORPORATION
NORTHERN TRUST CORP
FLEET FINL GROUP INC
WORLD ASSET MANAGEMENT             100        100
COLLEGE RETIRE EQUITIES

13F INSTITUTION                  3/31/98    12/31/97     9/30/97    6/30/97      3/31/97     12/31/96       9/30/96     6/30/96
---------------------------      -------    --------     -------   --------    ---------   ----------     ---------   ---------
COLORADO PUBLIC EMPL RET           7,900                       0      6,400
BANK OF NEW YORK                   5,400       2,400       2,400      2,300        2,200        2,200
AID ASSOC FOR LUTHERANS            4,600
NOMURA ASSET MGMT CO LTD           4,500       4,500
CAPSTONE ASSET MGMT. CO.           2,530                     386        386          386
AMERICAN GENERAL CORP              2,500       2,500       2,500      2,000        2,000        2,000         2,000       1,100
BRANDYWINE ASSET MGMT.             2,500
EQUITABLE COMPANIES INC            2,200      15,900      15,900     16,200      192,600      168,600       134,700     119,400
WEISS PECK & GREER                   280         200         200
MERRILL LYNCH & CO INC                89       1,400         167                                    0           100       2,700
BEAR STEARNS & CO                     16          49          40        600
ARTISAN PARTNERS L P                   0     442,000     368,800    245,600
CHARLES SCHWAB INVT MGMT               0       4,400       4,400      4,400        4,400        4,400         4,400       4,100
FIDUCIARY TRUST CO INTL.               0      26,100      87,600     48,300
FIRST INVESTORS MGMT CO                0      19,600
JACOBS LEVY EQUITY MGMT                0      14,100      14,100
MACKAY SHIELDS FINANCIAL               0      40,500      40,500     40,500       40,500       36,000        19,000      19,000
PELL RUDMAN TRUST CO NA                0      39,425      37,675     35,050       14,800
ROTHSCHILD/PELL RUDMAN                 0      51,775      51,950     53,100       21,800
SCHRODER CAP MGMT INTL.                0     418,940     281,440    249,840      237,000      232,400         6,000       6,000
SEARS INVESTMENT MGMT                  0      15,100      19,000     19,000       13,200       12,000
SUNTRUST BANKS INC                     0     160,824     202,302    214,170      217,089      222,280        20,065     148,277
T ROWE PRICE ASSOCIATES                0      21,600      21,600     19,800       19,800       16,500        12,000
UNIVERSITY OF TEXAS INVT               0      46,600      41,300     28,700                                       0      14,500
ANB INVESTMENT MGMT & TR               0       8,682       9,600      9,800        9,800       10,400         1,500
AAL CAPITAL MGMT CORP
AELTUS INVESTMENT MGMT                                                                              0        23,500
AETNA LIFE INS & ANNUITY                                                                                                  2,500
AIM MGMT GROUP INC                                                        0    1,028,500    1,027,100     1,027,100     798,300
ALLIED IRISH BANKS PLC                                                                                            0     152,700
AMERICAN CENTURY COS                                                                                0       250,000     250,000
APODACA INVT GROUP INC                                                                                            0     157,400
BANK OF TOKYO LTD                                                                                                             0
BARON CAPITAL INC                                  0      30,000     25,000       17,500
BATTERYMARCH FINL MGMT                                                                              0        21,000      14,900
BENTLEY CAPITAL MGMT INC                           0      25,000
BERGER ASSOCIATES INC                                                                               0       100,050     150,050
BERKELEY CAPITAL MGMT                                                                                             0     153,100
BZW BARCLAYS GLBL INVTS
COLUMBIA MANAGEMENT CO
COMERICA INC                                       0       9,700     11,500       10,800       12,200
DE GARMO & KELLEHER                                                                    0       40,000        40,000      80,000



13F INSTITUTION                3/31/96     12/31/95     9/30/95
-------------------------     --------     --------    --------
COLORADO PUBLIC EMPL RET
BANK OF NEW YORK
AID ASSOC FOR LUTHERANS
NOMURA ASSET MGMT CO LTD
CAPSTONE ASSET MGMT. CO.
AMERICAN GENERAL CORP
BRANDYWINE ASSET MGMT.
EQUITABLE COMPANIES INC        143,200       93,800     108,300
WEISS PECK & GREER
MERRILL LYNCH & CO INC
BEAR STEARNS & CO
ARTISAN PARTNERS L P
CHARLES SCHWAB INVT MGMT         2,700
FIDUCIARY TRUST CO INTL.                          0      10,000
FIRST INVESTORS MGMT CO
JACOBS LEVY EQUITY MGMT
MACKAY SHIELDS FINANCIAL        20,000       20,000      20,000
PELL RUDMAN TRUST CO NA
ROTHSCHILD/PELL RUDMAN
SCHRODER CAP MGMT INTL.          6,000        6,000       9,000
SEARS INVESTMENT MGMT
SUNTRUST BANKS INC              89,794       62,376      62,376
T ROWE PRICE ASSOCIATES
UNIVERSITY OF TEXAS INVT             0       16,400
ANB INVESTMENT MGMT & TR
AAL CAPITAL MGMT CORP                0       58,100
AELTUS INVESTMENT MGMT
AETNA LIFE INS & ANNUITY
AIM MGMT GROUP INC             670,900       85,400
ALLIED IRISH BANKS PLC
AMERICAN CENTURY COS           380,000
APODACA INVT GROUP INC
BANK OF TOKYO LTD                2,500
BARON CAPITAL INC
BATTERYMARCH FINL MGMT
BENTLEY CAPITAL MGMT INC
BERGER ASSOCIATES INC          150,000      195,500     195,500
BERKELEY CAPITAL MGMT            2,700
BZW BARCLAYS GLBL INVTS        173,000      143,600     100,700
COLUMBIA MANAGEMENT CO               0      220,000
COMERICA INC
DE GARMO & KELLEHER

13F INSTITUTION                3/31/98   12/31/97   9/30/97    6/30/97      3/31/97     12/31/96      9/30/96      6/30/96
---------------------------   --------   --------   -------   --------    ---------   ----------    ---------   ----------
DRIEHAUS CAPITAL MGMT
DUNCAN-HURST CAP MGMT                                                                                       0      341,290
FIRST OF AMER INVT-S C I                                                                       0      184,750      185,050
FIRSTAR CORPORATION                                                                                         0       31,500
FRANKLIN RESOURCES INC
FRED ALGER MANAGEMENT                                                 0     346,750      361,650      367,750      294,200
FRONTIER CAPITAL MGMT CO
GARDNER LEWIS ASSET MGMT
GE INVESTMENT CORP
GEEWAX TERKER & COMPANY                                               0      29,900
GENERAL MOTORS INVT MGMT
GRANAHAN INVT MGMT INC                                    0     205,000     321,100
HANCOCK JOHN ADVISERS                                                                          0      417,000      413,000
HILLIARD JJB, LYONS WL
HINTZ HOLMAN & HECKSHER
INVESTMENT ADVISERS INC                                   0      20,000
JANUS CAPITAL CORP                                                    0     801,750      961,750      671,925      377,425
JMC CAPITAL MGMT INC                            0    25,036      26,945     123,380      128,005      130,960      179,660
LGT ASSET MANAGEMENT INC
LUTHER KING CAPITAL MGMT                                              0      35,000
MACKENZIE FINANCIAL CORP                        0    90,100      90,100      90,100       83,100       23,600       23,600
MASS MUTUAL LIFE INSUR                                                            0        8,500      190,000      279,700
MENTOR INVT ADVISORS LLC                                              0      45,370       83,770       76,220       74,220
METROPOLITAN LIFE INSUR                                   0       5,400         700
MITCHELL HUTCHINS ASSET
MONETTA FINL SVCS INC                                                                                       0       39,250
MORGAN J P & CO INC
MORGAN STANLEY D WITTER                                               0      17,000            0
NEW USA RESEARCH & MGMT
NEW YORK ST COMMON RET.                                                                                     0        7,600
NICHOLAS CO                                               0      95,000      75,000       75,000       50,000       25,000
NICHOLAS-APPLEGATE CAP.
NORTHERN TRUST CO/CONN                                                0       9,000
NORTHWESTERN MUTUAL INVT                                              0     186,600
NORTHWESTERN MUTUAL LIFE                                              0     143,100      350,500      344,100      284,100
OBERWEIS ASSET MGMT INC                                               0      15,000       15,000       15,000       15,000
ONE VALLEY BANK N A                                                                            0        2,100        2,300
PALISADE CAPITAL MGT LLC                        0    69,800     304,800     219,800                                      0
PATTERSON J O & CO
PHOENIX HOME LIFE MUTUAL                                  0      17,500
PILGRIM BAXTER & ASSOCS                                               0     574,075      987,100    1,004,900      998,200
PIMCO ADVISORS L P


13F INSTITUTION               3/31/96      12/31/95    9/30/95
---------------------------  --------     ---------   --------
DRIEHAUS CAPITAL MGMT               0       297,188    301,853
DUNCAN-HURST CAP MGMT         345,490       342,840    223,840
FIRST OF AMER INVT-S C I      109,150       107,850    102,050
FIRSTAR CORPORATION                               0     54,400
FRANKLIN RESOURCES INC                            0     12,000
FRED ALGER MANAGEMENT         289,200       235,700    174,000
FRONTIER CAPITAL MGMT CO            0       125,900    120,600
GARDNER LEWIS ASSET MGMT                                     0
GE INVESTMENT CORP                                0     20,300
GEEWAX TERKER & COMPANY
GENERAL MOTORS INVT MGMT            0        47,500     65,500
GRANAHAN INVT MGMT INC
HANCOCK JOHN ADVISERS         410,000       400,000
HILLIARD JJB, LYONS WL            100
HINTZ HOLMAN & HECKSHER                           0     10,000
INVESTMENT ADVISERS INC
JANUS CAPITAL CORP                                           0
JMC CAPITAL MGMT INC          234,150       260,710
LGT ASSET MANAGEMENT INC            0        15,000          0
LUTHER KING CAPITAL MGMT
MACKENZIE FINANCIAL CORP       30,000
MASS MUTUAL LIFE INSUR        218,800       194,000    212,700
MENTOR INVT ADVISORS LLC       77,870       133,520    135,470
METROPOLITAN LIFE INSUR
MITCHELL HUTCHINS ASSET                           0    137,900
MONETTA FINL SVCS INC         190,485        80,000
MORGAN J P & CO INC                               0    185,700
MORGAN STANLEY D WITTER
NEW USA RESEARCH & MGMT             0        10,000
NEW YORK ST COMMON RET.
NICHOLAS CO
NICHOLAS-APPLEGATE CAP.             0       239,000
NORTHERN TRUST CO/CONN
NORTHWESTERN MUTUAL INVT
NORTHWESTERN MUTUAL LIFE      323,000       328,900    328,900
OBERWEIS ASSET MGMT INC        15,000        15,000     15,000
ONE VALLEY BANK N A             2,300         2,900
PALISADE CAPITAL MGT LLC
PATTERSON J O & CO                  0        46,000     55,000
PHOENIX HOME LIFE MUTUAL
PILGRIM BAXTER & ASSOCS       426,900       552,200    772,900
PIMCO ADVISORS L P            196,000       127,000

13F INSTITUTION                    3/31/98    12/31/97     9/30/97     6/30/97      3/31/97     12/31/96      9/30/96      6/30/96
--------------------------------- ---------  ----------  ----------  -----------  -----------  -----------  -----------  ---------

PORTFOLIO ADVISORY SVCS                                                                                              0      88,290
PROVIDENT INVT COUNSEL                                                        0      354,243      427,900      389,600     353,200
R S INVESTMENT MGMT INC                                                                    0        6,900        6,100      56,700
REPUBLIC NATL BANK/N.Y.                                                                                 0        6,020
ROBERT FLEMING(FLEM CAP)
ROBERTSON STEPHENS L P                                                                     0       22,300
SAFECO CORPORATION                                               0      293,500
SBC WARBURG DILLON READ                                                       0       50,500                                     0
SCUDDER KEMPER INVTS INC                                         0      293,900      288,900      286,200      259,800     266,600
SSI INVESTMENT MGMT INC                                                                                 0        1,000
STACEY BRAUN ASSOC INC
STANDISH AYER & WOOD INC                              0     11,900
TCW GROUP INC
THOMSON HORSTMANN&BRYANT
TURNER INVT PARTNERS INC                                                                                0       94,750      66,750
UNITED STATES TR/BOSTON                                                                                              0       1,700
VAN KAMPEN AMER CAPITAL                                                                                        150,350     150,450
WALL STREET ASSOCIATES                                                                                  0      102,150      95,100
WARBURG PINCUS ASSET MGT                                                                                             0      36,000
WELLS FARGO BANK N A
WILLIAM BLAIR & CO LLC                                           0       56,100       65,900       25,900
WILMINGTON TRUST COMPANY
WISCONSIN INVESTMT BOARD
ZWEIG-DIMENNA PARTNERS                                                                                                           0
                                  ---------  ----------  ---------    ---------    ---------    ---------    ---------   ---------

TOTAL HOLDINGS                    8,078,638   9,275,296  9,069,283    8,866,011    9,335,064    9,189,510    9,127,228   9,390,312
TOTAL NUMBER OF OWNERS                   58          58         66           69           60           59           63          64
SHARES OUTSTANDING (MILLIONS)         10.11       10.11      10.11        10.11        10.06        10.06        10.06       10.06
PERCENTAGE HELD BY INSTITUTIONS        79.9%       91.7%      89.7%        87.7%        92.8%        91.3%        90.7%       93.3%
PRICE AT END OF PERIOD               $15.38      $20.28     $25.00       $21.06       $28.00       $35.25       $37.75      $46.50
AVERAGE PRICE OF PERIOD              $17.83      $22.64     $23.03       $24.53       $31.63       $36.50       $42.13      $41.25
TOP 15 HOLDERS PERCENTAGE              74.2%



13F INSTITUTION                    3/31/96     12/31/95      9/30/95
--------------------------------- ----------  -----------  -----------

PORTFOLIO ADVISORY SVCS              66,110       58,610       42,030
PROVIDENT INVT COUNSEL              337,500      286,100      261,800
R S INVESTMENT MGMT INC              60,700       64,000
REPUBLIC NATL BANK/N.Y.
ROBERT FLEMING(FLEM CAP)                               0       10,000
ROBERTSON STEPHENS L P
SAFECO CORPORATION                                                  0
SBC WARBURG DILLON READ              20,000
SCUDDER KEMPER INVTS INC            263,900      227,900      189,000
SSI INVESTMENT MGMT INC
STACEY BRAUN ASSOC INC                    0       17,700       17,700
STANDISH AYER & WOOD INC
TCW GROUP INC                             0       50,000       40,000
THOMSON HORSTMANN&BRYANT                               0       72,700
TURNER INVT PARTNERS INC             50,050       42,110       51,460
UNITED STATES TR/BOSTON
VAN KAMPEN AMER CAPITAL             151,000       62,700       57,800
WALL STREET ASSOCIATES               86,500       66,800      100,600
WARBURG PINCUS ASSET MGT
WELLS FARGO BANK N A                                   0       12,000
WILLIAM BLAIR & CO LLC
WILMINGTON TRUST COMPANY                  0        5,300        5,300
WISCONSIN INVESTMT BOARD                               0      175,700
ZWEIG-DIMENNA PARTNERS               57,000       32,000       25,000
                                  ---------   ----------   ----------

TOTAL HOLDINGS                    7,962,873    7,026,438    6,576,153
TOTAL NUMBER OF OWNERS                   60           63           52
SHARES OUTSTANDING (MILLIONS)         10.06        10.02        10.02
PERCENTAGE HELD BY INSTITUTIONS        79.2%        70.1%        65.6%
PRICE AT END OF PERIOD               $36.00       $41.50       $29.25
AVERAGE PRICE OF PERIOD              $38.75       $35.38       $25.13
TOP 15 HOLDERS PERCENTAGE

Source: CDA Spectrum as of July 16, 1998.

                                 PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                 (Dollars in Millions, Except Per Share Amounts)


                                                                                                              EARNINGS PER SHARE [1]
                                                                               52 WEEK       MARKET   PRICE   ----------------------
                                                                    LATEST     -------       PRICE     AS %            CAL.    CAL.
COMPANY                                    TICKER   EXCHANGE  FYE  QUARTER   HIGH     LOW   7/17/98  OF HIGH   LTM    1998E   1999E
-------                                    ------   --------  ---  -------   ----     ---   -------  -------   ---    -----   -----
Dental Managed Care Companies
First Commonwealth, Inc.                     FCWI      OTC     DC    3/98   $19.75  $ 9.25   $14.88    75.3%  $0.93   $1.05   $1.21
Safeguard Health Enterprises, Inc.           SFGD      OTC     DC    3/98    14.87    6.00     6.75    45.4%   0.53    0.65    0.79
United Dental Care, Inc.[2]                  UDCI      OTC     DC    3/98    19.75   10.25    19.75   100.0%  (0.02)   0.86    1.02

                           AVERAGE                                                                     73.6%
                           MEDIAN                                                                      75.3%

Multi-Market HMOs
Foundation Health Systems, Inc.              FHS      NYSE     DC    3/98   $33.93  $22.00   $24.75    72.9%  $1.37   $1.42   $2.20
Humana, Inc.                                 HUM      NYSE     DC    3/98    32.12   18.43    29.75    92.6%   1.11    1.31    1.59
Maxicare Health Plans, Inc.                  MAXI     OTC      DC    3/98    25.12    6.00     6.94    27.6%   0.15   (0.21)   0.63
Mid Atlantic Medical Services, Inc.          MME      NYSE     DC    3/98    17.00    9.12    10.06    59.2%   0.43    0.67    0.89
Oxford Health Plans, Inc.                    OXHP     OTC      DC    3/98    89.00   13.75    14.06    15.8%  (4.49)  (1.25)  (0.18)
PacifiCare Health Systems, Inc.              PHSYA    OTC      DC    3/98    88.87   46.75    86.69    97.5%   2.26    3.79    4.69
United HealthCare Corp.                      UNH      NYSE     DC    3/98    73.93   42.43    62.13    84.0%   2.35    2.75    3.38

                           AVERAGE                                                                     64.3%
                           MEDIAN                                                                      72.9%

Dental Practice Management Companies
American Dental Partners [3]                 ADPI     OTC      DC    3/98   $19.37  $13.62   $15.00    77.4%  $0.0    $0.54   $0.82
Birner Dental Management Services [4]        BDMS     OTC      DC    3/98     8.37    5.31     6.13    73.2%   0.08    0.33    0.53
Castle Dental Centers, Inc.                  CASL     OTC      DC    3/98    14.75    6.62    10.50    71.2%   0.16    0.52    0.76
Coast Dental                                 CDEN     OTC      DC    3/98    31.75   13.00    16.75    52.8%   0.60    0.74    1.08
Dental Care Alliance, Inc.                   DENT     OTC      DC    3/98    15.75    8.00    11.00    69.8%   0.18    0.50    0.71
Gentle Dental Service Corp.                  GNTL     OTC      DC    3/98    16.50    5.75     8.50    51.5%  (0.21)   0.18    0.59
Monarch Dental Corporation                   MDDS     OTC      DC    3/98    23.87   11.00    16.50    69.1%   0.32    0.58    0.82
Pentegra Dental Group, Inc. [5]              PEN      AMEX     DC    3/98     9.00    6.25     7.75    86.1%     NA    0.50    0.68

                           AVERAGE                                                                     68.9%
                           MEDIAN                                                                      70.5%

Orthodontic Practice Management Companies
Apple Orthodontix, Inc.                      AOI      AMEX     DC    3/98   $16.50  $ 4.12   $ 4.75    28.8%  $0.26   $0.50   $0.69
Orthalliance                                 ORAL     OTC      DC    3/98    17.25    8.50    12.88    74.6%   0.49    0.56    0.69
Orthodontic Centers of America               OCA      NYSE     DC    3/98    24.06   15.00    18.50    76.9%   0.55    0.70    0.94

                           AVERAGE                                                                     60.1%
                           MEDIAN                                                                      74.6%

                           OVERALL AVERAGE                                                             66.8%
                           OVERALL MEDIAN                                                              72.9%

GOLDCAP                                               OTC      DC    3/98   $27.75  $ 9.00   $13.50    48.6%  $1.07   $1.06   $1.20


                                                         PRICE/EARNINGS RATIO
                                              5-YEAR    ----------------------   1999 P/E/
                                              GROWTH              CAL.    CAL.    5-YEAR    MARKET     MARKET/
COMPANY                                      RATE [1]   LTM      1998E   1999E    GROWTH     CAP'N      BOOK
-------                                      --------   ---      -----   -----    ------     -----      ----
Dental Managed Care Companies
First Commonwealth, Inc.                       19.0%    16.0 x   14.2 x  12.3 x    0.65 x  $    54.1     2.2 x
Safeguard Health Enterprises, Inc.             28.0%    12.7     10.4     8.5      0.31         32.0     1.0
United Dental Care, Inc.[2]                    22.0%      NM     23.0 *  19.4 *    0.88        177.4     1.4

                           AVERAGE             23.0%    14.4 x   12.3 x  10.4 x    0.61 x                1.5 x
                           MEDIAN              22.0%    14.4 x   14.2 x  12.3 x    0.65 x                1.4 x

Multi-Market HMOs
Foundation Health Systems, Inc.                15.0%    18.1 x   17.4 x  11.3 x    0.75 x  $ 3,021.0     3.3 x
Humana, Inc.                                   19.0%    26.8     22.7    18.7      0.98      4,951.8     3.1
Maxicare Health Plans, Inc.                    10.0%    46.3 *     NM    11.0      1.10        124.4     1.6
Mid Atlantic Medical Services, Inc.            15.0%    23.4     15.0    11.3      0.75        547.5     2.5
Oxford Health Plans, Inc.                      33.0%      NM       NM      NM        NM      1,129.7     3.7
PacifiCare Health Systems, Inc.                20.0%    38.4 *   22.9    18.5      0.92      3,617.6     1.7
United HealthCare Corp.                        20.0%    26.4     22.6    18.4      0.92     11,971.8     2.6

                           AVERAGE             18.9%    23.7 x   20.1 x  14.9 x    0.91 x                2.6 x
                           MEDIAN              19.0%    26.6 x   22.6 x  14.8 x    0.92 x                2.6 x

Dental Practice Management Companies
American Dental Partners [3]                   37.0%   214.3 x*  27.8 x  18.3 x    0.49 x  $   111.2     2.5 x
Birner Dental Management Services [4]            NA     76.6 *   18.6    11.6        NA         40.8     2.2
Castle Dental Centers, Inc.                    37.0%    65.6     20.2    13.8      0.37         65.7     1.8
Coast Dental                                   40.0%    27.9     22.6    15.5      0.39        127.7     2.0
Dental Care Alliance, Inc.                     35.0%    61.1     22.0    15.5      0.44         76.8     3.0
Gentle Dental Service Corp.                    40.0%      NM     47.2 *  14.4      0.36         66.4     3.2
Monarch Dental Corporation                     37.0%    51.6     28.4    20.1      0.54        170.4     3.9
Pentegra Dental Group, Inc. [5]                35.0%      NA     15.5    11.4      0.33         49.9     7.1 *

                           AVERAGE             37.3%    51.6 x   22.2 x  15.1 x    0.42 x                2.7 x
                           MEDIAN              37.0%    63.4 x   22.3 x  14.9 x    0.39 x                2.8 x

Orthodontic Practice Management Companies
Apple Orthodontix, Inc.                        15.0%    18.3 x    9.5 x   6.9 x    0.46 x  $    64.7     1.6 x
Orthalliance                                     NA     26.3     23.0    18.7        NA        163.8     3.6
Orthodontic Centers of America                 35.0%    33.6     26.4    19.7      0.56        881.1     4.4

                           AVERAGE             25.0%    26.1 x   19.6 x  15.1 x    0.51 x                3.2 x
                           MEDIAN              25.0%    26.3 x   23.0 x  18.7 x    0.51 x                3.6 x

                           OVERALL AVERAGE     26.9%    31.4 x   20.0 x  14.5 x    0.62 x                2.6 x
                           OVERALL MEDIAN      28.0%    26.4 x   22.0 x  14.4 x    0.55 x                2.5 x

GOLDCAP                                        15.0%    12.6 x   12.7 x  11.3 x    0.75 x  $   136.5     2.2 x

----------------------------------
*  Excluded from average.
NA - Not Available         NM - Not Meaningful        F - Fiscal Year Estimate
[1] Earnings Estimates are consensus estimates from the First Call Research Network as of July 15, 1998 except for Orthodontic Centers of America and Goldcap which are from Robinson-Humphrey Research. Excludes all nonrecurring charges and gains.
[2]  Reflects the Protective Life Acquisition and premiums paid therein.
[3]  Initial public offering priced on April 15, 1998 at $15.00 per share.
[4] Initial public offering priced on February 11, 1998 at $7.00 per share. [5] Initial public offering priced on March 24, 1998 at $8.50 per share.

                                 PROJECT GOLDCAP
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES

                 (Dollars in Millions, Except Per Share Amounts)


                                                                  DEBT /                                        LTM
                                            SHARES      TOTAL     TOTAL     TOTAL      FIRM        ------------------------------
COMPANY                                  OUTSTANDING     DEBT      CAP.      CASH    VALUE [1]     REVENUES     EBIT      EBITDA
-------                                  -----------     ----     -----     -----    ---------     --------     ----      -------
                                             (MM)       ($MM)                ($MM)     ($MM)         ($MM)      ($MM)      ($MM)
Dental Managed Care Companies
First Commonwealth, Inc.                     3.640    $    0.0      0.0%  $   11.3   $    42.9    $    58.7    $  5.3     $  6.2
Safeguard Health Enterprises, Inc.           4.747        45.8     58.0%       6.7        71.1         96.8       4.2        6.1
United Dental Care, Inc.                     8.983        16.1     11.4%      21.2       172.3        172.4       6.1       11.4

         AVERAGE
         MEDIAN

Multi-Market HMOs
Foundation Health Systems, Inc.            122.059    $1,356.9     59.4%  $  947.4   $ 3,430.4    $ 7,526.1    $227.5     $332.0
Humana, Inc.                               166.447       847.0     34.8%   1,779.0     4,019.8      8,429.0     141.0      257.0
Maicare Health Plans, Inc.                  17.925         0.0      0.0%      82.2        42.2        689.7     (32.1)     (31.4)
Mid Atlantic Medical Services, Inc.         54.415         2.7      1.2%     183.3       367.0      1,100.4      13.8       24.5
Oford Health Plans, Inc.                    80.331       220.3     42.2%     696.3       653.6      4,424.7    (569.4)    (505.4)
PacifiCare Health Systems, Inc.             41.732     1,041.3     33.3%   1,162.3     3,496.6      9,521.0     199.9 [2]  328.6 [2]
United HealthCare Corp.                    192.704       520.0     10.0%     816.0    11,675.8     12,815.0     530.0      684.0

         AVERAGE
         MEDIAN

Dental Practice Management Companies
American Dental Partners                     7.417    $    5.8     11.4%  $   11.8   $   105.2    $    60.2    $  2.8     $  5.5
Birner Dental Management Services            6.668         0.4      2.2%       6.2        35.1         15.1       1.5        2.2
Castle Dental Centers, Inc.                  6.253        22.4     38.3%       1.8        86.3         34.2       3.6        5.9
Coast Dental                                 7.622         1.3      2.0%      44.2        84.8         23.8       5.1        6.3
Dental Care Alliance, Inc.                   6.978         2.1      7.5%      11.2        67.6         11.6       1.3        1.6
Gentle Dental Service Corp.                  7.809        25.7     55.3%       0.1        92.0         53.8      (0.3)       1.9
Monarch Dental Corporation                  10.325        13.2     23.4%       3.9       179.7         52.8       6.3        9.7
Pentegra Dental Group, Inc.                  6.442         1.1     13.3%       6.7        44.3          0.0      (3.1)      (3.1)

         AVERAGE
         MEDIAN

Orthodontic Practice Management Companies
Apple Orthodontics, Inc.                    13.615    $    5.3     11.8%  $    2.5   $    67.5    $    30.4    $  3.7     $  5.1
Orthalliance                                12.723         2.0      4.2%       3.9       161.9         32.7       6.0        6.8
Orthodontic Centers of America              47.627        13.2      6.2%       4.8       889.6        130.1      40.5       47.1

         AVERAGE
         MEDIAN

         AVERAGE
         MEDIAN

GOLDCAP                                     10.112    $   55.1     46.7%  $   15.6   $   176.1    $   163.3    $ 21.5     $ 27.3


                                                                                                   3 YEAR CAGR
                                                                        FIRM VALUE TO:         -------------------
                                               EBIT      EBITDA    -------------------------                  NET
COMPANY                                       MARGIN     MARGIN    REVENUES  EBIT     EBITDA   REVENUE      INCOME
-------                                       ------     ------    --------  ----     ------   -------      ------
Dental Managed Care Companies
First Commonwealth, Inc.                        9.1 %     10.6 %     0.73 x   8.1 x    6.9 x     30.3%       28.8 %
Safeguard Health Enterprises, Inc.              4.3 %      6.3 %     0.73    17.1     11.6       25.3%       (5.7)%
United Dental Care, Inc.                        3.6 %      6.6 %     1.00 *  28.1 *   15.1 *     48.8%       21.6 %

         AVERAGE                                5.6 %      7.8 %     0.73 x  12.6 x    9.2 x     34.8%       14.9 %
         MEDIAN                                 4.3 %      6.6 %     0.73 x  17.1 x   11.6 x     30.3%       21.6 %

Multi-Market HMOs
Foundation Health Systems, Inc.                 3.0 %      4.4 %     0.46 x  15.1 x   10.3 x     18.8%       15.1 %
Humana, Inc.                                    1.7 %      3.0 %     0.48    28.5     15.6       30.8%      (22.4)%
Maicare Health Plans, Inc.                     (4.7)%     (4.5)%     0.06 *    NM       NM       17.9%         NM
Mid Atlantic Medical Services, Inc.             1.3 %      2.2 %     0.33    26.6     15.0        7.8%      (68.2)%
Oford Health Plans, Inc.                      (12.9)%    (11.4)%     0.15 *    NM       NM       54.7%         NM
PacifiCare Health Systems, Inc.                 2.1 %      3.5 %     0.37    17.5     10.6       55.2%       10.8 %
United HealthCare Corp.                         4.1 %      5.3 %     0.91    22.0     17.1       44.9%       30.1 %

         AVERAGE                               (0.8)%      0.4 %     0.51 x  21.9 x   13.7 x     32.9%       (6.9)%
         MEDIAN                                 1.7 %      3.0 %     0.37 x  22.0 x   15.0 x     30.8%       10.8 %

Dental Practice Management Companies
American Dental Partners                        4.7 %      9.1 %     1.75 x  37.3 *   19.2 x       NA          NA
Birner Dental Management Services               9.7 %     14.7 %     2.33    24.1     15.9         NA          NA
Castle Dental Centers, Inc.                    10.5 %     17.3 %     2.53    24.0     14.6       31.2%         NM
Coast Dental                                   21.6 %     26.5 %     3.56    16.5     13.4      145.5%      392.7 %
Dental Care Alliance, Inc.                     11.2 %     13.6 %     5.82 *  51.9 *   42.7 *    218.5%         NM
Gentle Dental Service Corp.                    (0.5)%      3.5 %     1.71      NM     48.5 *       NA          NA
Monarch Dental Corporation                     11.9 %     18.4 %     3.40    28.7     18.5      126.8%       16.2 %
Pentegra Dental Group, Inc.                      NA         NA         NM      NM       NM         NA          NA

         AVERAGE                                9.9 %     14.7 %     2.55 x  26.1 x   16.3 x    130.5%      204.4 %
         MEDIAN                                10.5 %     14.7 %     2.53 x  26.4 x   18.5 x    136.1%      204.4 %

Orthodontic Practice Management Companies
Apple Orthodontics, Inc.                       12.2 %     16.8 %     2.22 x  18.1 x   13.2 x       NA          NA
Orthalliance                                   18.4 %     20.6 %     4.95    26.9     24.0         NA          NA
Orthodontic Centers of America                 31.2 %     36.2 %     6.84 *  21.9     18.9       68.0%       58.3 %

         AVERAGE                               20.6 %     24.5 %     3.58 x  22.3 x   18.7 x     68.0%       58.3 %
         MEDIAN                                18.4 %     20.6 %     4.95 x  21.9 x   18.9 x     68.0%       58.3 %

         AVERAGE                                7.1 %     10.1 %     1.76 x  22.2 x   15.0 x     61.6%       43.4 %
         MEDIAN                                 4.5 %      7.9 %     1.71 x  22.0 x   15.0 x     44.9%       16.2 %

GOLDCAP                                        13.2 %     16.7 %     1.08 x   8.2 x    6.4 x     22.0%       46.1 %

----------------------------------
*  Excluded from average.
NA - Not Available         NM - Not Meaningful
[1] Firm value equals market capitalization plus total debt and preferred stock minus cash and short term investments.
[2] Excludes approximately $154 million in one-time charges.

                                PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                    REVENUES
                             (DOLLARS IN MILLIONS)

                                       1995              1996                    1997                          FIRST QUARTER 1998
                                    ---------     -------------------      -------------------     3 YEAR     --------------------
                                      $ AMT         $ AMT     GROWTH         $ AMT     GROWTH       CAGR        $ AMT     GROWTH
                                      -----         -----     ------         -----     ------      ------       -----     ------

Dental Managed Care Companies
First Commonwealth, Inc.            $    33.3     $    44.1      32.4%     $    56.6      28.3%     30.3%     $    15.6      16.0%
Safeguard Health Enterprises, Inc.       60.7          72.7      19.7%          95.4      31.1%     25.3%          24.4       6.3%
United Dental Care, Inc.                 78.6         112.7      43.4%         174.0      54.3%     48.8%          43.3      (3.5%)

Multi-Market HMOs
Foundation Health Systems, Inc.     $ 5,047.1     $ 6,620.8      31.2%     $ 7,120.7       7.5%     18.8%     $ 2,149.2      23.2%
Humana, Inc.                          4,605.0       6,677.0      45.0%       7,880.0      18.0%     30.8%       2,352.0      30.4%
Maxicare Health Plans, Inc.             477.3         562.8      17.9%         663.8      18.0%     17.9%         180.4      16.8%
Mid Atlantic Medical Services, Inc.     942.9       1,119.4      18.7%       1,096.6      (2.0%)     7.8%         285.8       1.3%
Oxford Health Plans, Inc.             1,746.0       3,032.6      73.7%       4,179.8      37.8%     54.7%       1,218.1      25.2%
PacifiCare Health Systems, Inc.       3,731.0       4,637.3      24.3%       8,982.7      93.7%     55.2%       2,382.0      29.2%
United HealthCare Corp.               5,511.0       9,889.0      79.4%      11,563.0      16.9%     44.9%       4,053.0      44.7%

GOLDCAP                             $   106.7     $   141.1      32.3%     $   158.7      12.5%     22.0%     $    42.4      12.2%

                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                     EBITDA
                              (DOLLARS IN MILLIONS)



                                         1995                1996                    1997                      FIRST QUARTER 1998
                                    --------------   --------------------    --------------------  3 YEAR    ----------------------
                                     $ AMT  MARGIN   $ AMT  MARGIN GROWTH    $ AMT  MARGIN GROWTH   CAGR     $ AMT   MARGIN  GROWTH
                                    ------  ------   -----  ------ ------    -----  ------ ------  ------    -----   ------  ------
Dental Managed Care Companies
First Commonwealth, Inc.            $  3.6  10.7 %  $  4.6  10.4 %  29.3 %  $  6.0  10.6 %  29.8 %  29.6 %   $ 1.6   10.4 %   16.6 %
Safeguard Health Enterprises, Inc.     3.6   5.9 %     4.2   5.8 %  17.5 %     6.8   7.2 %  61.3 %  37.7 %     1.8    7.2 %  (28.2)%
United Dental Care, Inc.               7.5   9.5 %    13.9  12.3 %  86.5 %    11.2   6.4 % (19.5)%  22.5 %     4.2    9.8 %   17.3 %

Multi-Market HMOs
Foundation Health Systems, Inc.     $390.0   7.7 %  $167.0   2.5 % (57.2)%  $354.3   5.0 % 112.2 %  (4.7)%   $69.8    3.2 %  (24.2)%
Humana, Inc.                         272.0   5.9 %   112.0   1.7 % (58.8)%   242.0   3.1 % 116.1 %  (5.7)%    73.0    3.1 %   25.9 %
Maxicare Health Plans, Inc.           19.1   4.0 %    11.0   2.0 % (42.2)%   (22.7) (3.4)%    NM      NM      (4.1)  (2.3)%     NM
Mid Atlantic Medical Services, Inc.   91.4   9.7 %   (10.8) (1.0)%    NM      17.1   1.6 %    NM    (56.7)%   10.0    3.5 %  280.6 %
Oxford Health Plans, Inc.             98.7   5.7 %   176.9   5.8 %  79.3 %  (413.3) (9.9)%    NM       NM    (33.3)  (2.7)%     NM
PacifiCare Health Systems, Inc.      176.9   4.7 %   211.6   4.6 %  19.6 %   315.4   3.5 %  49.1 %   33.5 %  103.8    4.4 %   14.6 %
United HealthCare Corp.              549.0  10.0 %   544.0   5.5 %  (0.9)%   657.0   5.7 %  20.8 %    9.4 %  189.0    4.7 %   16.7 %

GOLDCAP                             $ 12.9  12.1 %  $ 24.0  17.0 %  87.1 %    27.8  17.5 %  15.6 %   47.1 %  $ 6.5   15.3 %   (6.9)%

                                PROJECT GOLDCAP
      HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                                     EBIT
                             (DOLLARS IN MILLIONS)



                                                    1995                   1996                         1997
                                              ---------------   ------------------------    ----------------------------    3 YEAR
                                               $ AMT   MARGIN   $ AMT    MARGIN   GROWTH    $ AMT      MARGIN     GROWTH     CAGR
                                               -----   ------   -----    ------   ------    -----      ------     ------    ------
Dental Managed Care Companies
First Commonwealth, Inc.                      $  3.1    9.4%    $ 4.0     9.0%     25.6%    $ 5.1       9.0%      29.3%     27.5%
Safeguard Health Enterprises, Inc.               2.0    3.3%      1.9     2.6%     (5.9%)     4.5       4.8%     141.4%     50.7%
United Dental Care, Inc.                         6.3    8.0%     11.6    10.3%     85.7%      6.1       3.5%     (47.3)%    (1.1)%

Multi-Market HMOs
Foundation Health Systems, Inc.               $300.6    6.0%     54.0     0.8%    (82.0)%   255.9       3.6%     373.6%     (7.7)%
Humana, Inc.                                   202.0    4.4%     14.0     0.2%    (93.1)%   134.0       1.7%     857.1%    (18.6)%
Maxicare Health Plans, Inc.                     17.8    3.7%      9.7     1.7%    (45.4)%   (23.5)     (3.5%)        NM        NM
Mid Atlantic Medical Services, Inc.             85.3    9.1%    (18.6)   (1.7)%       NM      6.9       0.6%         NM    (71.5%)
Oxford Health Plans, Inc.                       75.7    4.3%    134.0     4.4%     77.1%    474.4)    (11.3)%        NM        NM
PacifiCare Health Systems, Inc.                148.2    4.0%    179.5     3.9%     21.1%    198.5       2.2%      10.6%     15.7%
United HealthCare Corp.                        455.0    8.3%    411.0     4.2%     (9.7)%   511.0       4.4%      24.3%      6.0%

GOLDCAP                                       $ 10.1    9.5%    $18.9    13.4%     86.4%    $22.1      13.9%      16.8%     47.5%


                                                  FIRST QUARTER 1998
                                               ------------------------
                                               $ AMT   MARGIN   GROWTH
                                               -----   ------   ------

Dental Managed Care Companies
First Commonwealth, Inc.                      $ 1.4     8.9%     17.8%
Safeguard Health Enterprises, Inc.              1.1     4.6%    (25.5)%
United Dental Care, Inc.                        2.9     6.7%     16.1%

Multi-Market HMOs
Foundation Health Systems, Inc.               $39.0     1.8%    (42.2)%
Humana, Inc.                                   41.0     1.7%     20.6%
Maxicare Health Plans, Inc.                    (4.3)   (2.4)%      NM
Mid Atlantic Medical Services, Inc.             7.1     2.5%       NM
Oxford Health Plans, Inc.                     (49.4)   (4.1)%      NM
PacifiCare Health Systems, Inc.                72.5     3.0%      1.9%
United HealthCare Corp.                       147.0     3.6%     14.8%

GOLDCAP                                       $ 5.1    12.1%     (9.6)%

                                 PROJECT GOLDCAP
       HISTORICAL GROWTH ANALYSIS OF SELECTED COMPARABLE PUBLIC COMPANIES
                           DILUTED EARNINGS PER SHARE




                                      1995             1996                    1997                          FIRST QUARTER 1998
                                     -----      ------------------      ------------------       3 YEAR      ------------------
                                     $ AMT      $ AMT       GROWTH      $ AMT       GROWTH        CAGR       $ AMT       GROWTH
                                     -----      -----       ------      -----       ------       ------      -----       ------
Dental Managed Care Companies
-----------------------------
First Commonwealth, Inc.             $0.67      $0.76        13.4 %     $0.89        17.1 %       15.3 %     $0.24        20.0 %
Safeguard Health Enterprises, Inc.    0.45       0.30       (33.3)%      0.38        26.7 %       (8.1)%      0.14       (12.5)%
United Dental Care, Inc.              0.68       1.00        47.1 %     (0.03)         NM           NM        0.17         6.3 %

Multi-Market HMOs
-----------------
Foundation Health Systems, Inc.      $1.54      $0.52       (66.2)%     $1.37       163.5 %       (5.7)%     $0.22       (42.1)%
Humana, Inc.                          1.16       0.95       (18.1)%      1.05        10.5 %       (4.9)%      0.30        25.0 %
Maxicare Health Plans, Inc.           1.53       1.05       (31.4)%      0.63       (40.0)%      (35.8)%     (0.15)         NM
Mid Atlantic Medical Services, Inc.   1.28      (0.06)         NM        0.31          NM        (50.8)%      0.14       600.0 %
Oxford Health Plans, Inc.             0.71       1.25        76.1 %     (3.70)         NM           NM       (0.37)         NM
PacifiCare Health Systems, Inc.       3.62       4.18        15.5 %      2.43       (41.9)%      (18.1)%      0.90       (19.6)%
United HealthCare Corp.               1.57       1.76        12.1 %      2.26        28.4 %       20.0 %      0.63        16.7 %

GOLDCAP                              $0.68      $0.97        42.6 %     $1.10        13.4 %       27.2 %     $0.25       (10.7)%

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                            -------------------------------------------------------
                            Goldcap         PRICE /       PRICE /           PRICE /         PRICE /
Valuation Parameter        Value [1]        LTM EPS    CAL. 1998 EPS     CAL. 1999 EPS       BOOK
-------------------        ---------        -------    -------------     -------------       ----
LTM EPS                     $   1.07 [3]     14.4 x

Est. 1998 EPS               $   1.06                       12.3 x

Est. 1999 EPS               $   1.20                                       10.4  x

Book Value (as of 3/31/98)  $ 62,769                                                         1.5 x

---------------------------------------------------------------------------------------------------------------------------------

                                        AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                                   LESS
                                        -----------------------------------------------   IMPLIED                      PV OF DHDC
                             Goldcap      FIRM VALUE /   FIRM VALUE /     FIRM VALUE /      FIRM          LESS         CONTINGENT
Valuation Parameter           Value       LTM REVENUES     LTM EBIT        LTM EBITDA      VALUE        NET DEBT      LIABILITIES
-------------------         --------      ------------     --------        ----------      -----        --------      -----------

LTM Revenues                $163,333         0.73 x                                      $119,597       $39,534         $26,042

LTM Operating Income        $ 21,521 [3]                    12.6 x                       $270,776       $39,534         $26,042

LTM EBITDA                  $ 27,314 [3]                                      9.2 x      $252,604       $39,534         $26,042



                                   IMPLIED         IMPLIED
                                    EQUITY      EQUITY VALUE
Valuation Parameter                 VALUE       PER SHARE [2]
-------------------                 -----       -------------
LTM EPS                            $155,430         $15.37

Est. 1998 EPS                      $131,579         $13.01

Est. 1999 EPS                      $126,426         $12.50

Book Value (as of 3/31/98)         $ 96,617         $ 9.55

-------------------------------------------------------------




Valuation Parameter
-------------------

LTM Revenues                       $ 54,021         $ 5.34

LTM Operating Income               $205,200         $20.29

LTM EBITDA                         $187,028         $18.50


         MEAN EQUITY VALUE         $136,614         $13.51
         MEDIAN EQUITY VALUE       $131,579         $13.01



--------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Robinson-Humphrey research.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC DENTAL MANAGED CARE COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

                                                AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                            -------------------------------------------------------
                            Goldcap         PRICE /       PRICE /           PRICE /         PRICE /
Valuation Parameter        Value [1]        LTM EPS    CAL. 1998 EPS     CAL. 1999 EPS       BOOK
-------------------        ---------        -------    -------------     -------------       ----
LTM EPS                     $   1.07 [3]     14.4 x

Est. 1998 EPS               $   0.94                       12.3 x

Est. 1999 EPS               $   1.27                                       10.4  x

Book Value (as of 3/31/98)  $ 62,769                                                         1.5 x

---------------------------------------------------------------------------------------------------------------------------------
                                        AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                                   LESS
                                        -----------------------------------------------   IMPLIED                      PV OF DHDC
                             Goldcap      FIRM VALUE /   FIRM VALUE /     FIRM VALUE /      FIRM          LESS         CONTINGENT
Valuation Parameter           Value       LTM REVENUES     LTM EBIT        LTM EBITDA      VALUE        NET DEBT      LIABILITIES
-------------------         --------      ------------     --------        ----------      -----        --------      -----------

LTM Revenues                $163,333         0.73 x                                      $119,597       $39,534         $26,042

LTM Operating Income        $ 21,521 [3]                    12.6 x                       $270,776       $39,534         $26,042

LTM EBITDA                  $ 27,314 [3]                                      9.2 x      $252,604       $39,534         $26,042



                                   IMPLIED         IMPLIED
                                    EQUITY      EQUITY VALUE
Valuation Parameter                 VALUE       PER SHARE [2]
-------------------                 -----       -------------
LTM EPS                            $155,430         $15.37

Est. 1998 EPS                      $116,683         $11.54

Est. 1999 EPS                      $133,801         $13.23

Book Value (as of 3/31/98)         $ 96,617         $ 9.55

-------------------------------------------------------------




Valuation Parameter
-------------------

LTM Revenues                       $ 54,021         $ 5.34

LTM Operating Income               $205,200         $20.29

LTM EBITDA                         $187,028         $18.50


         MEAN EQUITY VALUE         $135,540         $13.40
         MEDIAN EQUITY VALUE       $133,801         $13.23



--------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Goldcap management.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES (DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------------------------


                                                 AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                            -------------------------------------------------------
                            Goldcap         PRICE /       PRICE /           PRICE /         PRICE /
Valuation Parameter        Value [1]        LTM EPS    CAL. 1998 EPS     CAL. 1999 EPS       BOOK
-------------------        ---------        -------    -------------     -------------       ----
LTM EPS                     $   1.07 [3]     23.7 x

Est. 1998 EPS               $   1.06                       20.1 x

Est. 1999 EPS               $   1.20                                       14.9  x

Book Value (as of 3/31/98)  $ 62,769                                                         2.6 x

-----------------------------------------------------------------------------------------------------------------------------------

                                          AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES
                                          --------------------------------------------
     IMPLIED                      PV OF DHDC
                             Goldcap      FIRM VALUE /   FIRM VALUE /     FIRM VALUE /      FIRM          LESS         CONTINGENT
Valuation Parameter           Value       LTM REVENUES     LTM EBIT        LTM EBITDA      VALUE        NET DEBT      LIABILITIES
-------------------         --------      ------------     --------        ----------      -----        --------      -----------

LTM Revenues                $163,333         0.51 x                                      $ 83,123       $39,534         $26,042

LTM Operating Income        $ 21,521 [3]                    21.9 x                       $472,368       $39,534         $26,042

LTM EBITDA                  $ 27,314 [3]                                     13.7 x      $375,230       $39,534         $26,042



                                   IMPLIED         IMPLIED
                                    EQUITY      EQUITY VALUE
Valuation Parameter                 VALUE       PER SHARE [2]
-------------------                 -----       -------------
LTM EPS                            $256,173         $25.33

Est. 1998 EPS                      $215,707         $21.33

Est. 1999 EPS                      $180,282         $17.83

Book Value (as of 3/31/98)         $166,000         $16.42

-------------------------------------------------------------




Valuation Parameter
-------------------
LTM Revenues                       $ 17,547         $ 1.74

LTM Operating Income               $406,792         $40.23

LTM EBITDA                         $309,654         $30.62


         MEAN EQUITY VALUE         $221,736         $21.93
         MEDIAN EQUITY VALUE       $215,707         $21.33



--------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Robinson-Humphrey research.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PUBLIC MULTI-MARKET HMO COMPANIES MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


                                              AVERAGE DENTAL MULTI-MARKET HMO COMPANIES MULTIPLES
                                            -------------------------------------------------------
                            Goldcap         PRICE /       PRICE /           PRICE /         PRICE /
Valuation Parameter        Value [1]        LTM EPS    CAL. 1998 EPS     CAL. 1999 EPS       BOOK
-------------------        ---------        -------    -------------     -------------       ----
LTM EPS                     $   1.07 [3]     23.7 x

Est. 1998 EPS               $   0.94                       20.1 x

Est. 1999 EPS               $   1.27                                       14.9  x

Book Value (as of 3/31/98)  $ 62,769                                                         2.6 x

---------------------------------------------------------------------------------------------------------------------------------

                                          AVERAGE MULTI-MARKET HMO COMPANIES MULTIPLES                                    LESS
                                        -----------------------------------------------   IMPLIED                      PV OF DHDC
                             Goldcap      FIRM VALUE /   FIRM VALUE /     FIRM VALUE /      FIRM          LESS         CONTINGENT
Valuation Parameter           Value       LTM REVENUES     LTM EBIT        LTM EBITDA      VALUE        NET DEBT      LIABILITIES
-------------------         --------      ------------     --------        ----------      -----        --------      -----------
LTM Revenues                $163,333         0.51 x                                      $ 83,123       $39,534         $26,042

LTM Operating Income        $ 21,521 [3]                    21.9 x                       $472,368       $39,534         $26,042

LTM EBITDA                  $ 27,314 [3]                                     13.7 x      $375,230       $39,534         $26,042



                                   IMPLIED         IMPLIED
                                    EQUITY      EQUITY VALUE
Valuation Parameter                 VALUE       PER SHARE [2]
-------------------                 -----       -------------
LTM EPS                            $256,173         $25.33

Est. 1998 EPS                      $191,288         $18.92

Est. 1999 EPS                      $190,798         $18.87

Book Value (as of 3/31/98)         $166,000         $16.42

-------------------------------------------------------------



Valuation Parameter
-------------------
LTM Revenues                       $ 17,547         $ 1.74

LTM Operating Income               $406,792         $40.23

LTM EBITDA                         $309,654         $30.62


         MEAN EQUITY VALUE         $219,750         $21.73
         MEDIAN EQUITY VALUE       $191,288         $18.92



--------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Goldcap management.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING DENTAL MANAGED CARE AND DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------

BENEFITS COMPANY
----------------
                                         AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES
                                         -----------------------------------------------
                          Benefits             PRICE /                     PRICE /
Valuation Parameter       Value [1]         CAL. 1998 EPS               CAL. 1999 EPS
-------------------       ---------         -------------               -------------
Est. 1998 Net Income       $ 9,264              12.3 x

Est. 1999 Net Income       $11,529                                          10.4 x

                                         AVERAGE DENTAL MANAGED CARE COMPANIES MULTIPLES                                   LESS
                                         -----------------------------------------------          IMPLIED                PV OF DHDC
                           Benefits                            FIRM VALUE /                        FIRM        LESS      CONTINGENT
Valuation Parameter         Value                               LTM EBITDA                         VALUE     NET DEBT   LIABILITIES
-------------------       ---------                            ------------                       -------    --------   -----------
LTM EBITDA                 $26,627                                 9.2 x                         $246,250     $39,534     $26,042



                                 IMPLIED              IMPLIED
                                  EQUITY           EQUITY VALUE
Valuation Parameter               VALUE            PER SHARE [2]
-------------------               -----            -------------
Est. 1998 Net Income            $113,722               $11.25

Est. 1999 Net Income            $120,119               $11.88

LTM EBITDA                      $180,674               $17.87

         MEAN EQUITY VALUE      $138,172               $13.66
         MEDIAN EQUITY VALUE    $120,119               $11.88


DHMI
----
                                         AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES
                                         ------------------------------------------------------
                             DHMI               PRICE /                    PRICE /
Valuation Parameter       Value [1]         CAL. 1998 EPS               CAL. 1999 EPS
-------------------       ---------         -------------               -------------
Est. 1998 Net Income       $   277              22.2 x

Est. 1999 Net Income       $ 1,686                                          15.1 x

                                         AVERAGE DENTAL PRACTICE MANAGEMENT COMPANIES MULTIPLES                             LESS
                                         ------------------------------------------------------   IMPLIED                PV OF DHDC
                             DHMI                              FIRM VALUE /                        FIRM        LESS      CONTINGENT
Valuation Parameter         Value                               LTM EBITDA                         VALUE     NET DEBT   LIABILITIES
-------------------       ---------                            ------------                       -------    --------   -----------
LTM EBITDA                 $   687                                16.3 x                         $ 11,203     $     0     $     0





                                 IMPLIED              IMPLIED
                                  EQUITY           EQUITY VALUE
Valuation Parameter               VALUE            PER SHARE [2]
-------------------               -----            -------------
Est. 1998 Net Income            $  6,138               $ 0.61

Est. 1999 Net Income            $ 25,415               $ 2.51

LTM EBITDA                      $ 11,203               $ 1.11


         MEAN EQUITY VALUE      $ 14,252               $ 1.41
         MEDIAN EQUITY VALUE    $ 11,203               $ 1.11

         SUM OF MEANS           $152,424               $15.07
         SUM OF MEDIANS         $131,322               $12.99



--------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Goldcap management.
[2] Assumes 10,112,629 Goldcap shares outstanding.

PROJECT GOLDCAP
PRE-PAID DENTAL PLAN ACQUISITION MULTIPLES
-------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)

                                                                                                   Purchase Price as a Multiple of
                                                                                        Equity     -------------------------------
                                                                              Date     Purchase       LTM             Latest Date
Acquiror                              Target                               Completed     Price     Net Income          Book Value
--------                              ------                               ---------     -----     ----------          ----------
CompDent Corporation                  DentiCare/UniLife                      12/94       $17.6           NM x              5.9x

CompDent Corporation                  CompDent                               7/5/95       33.0         20.8                7.4

Protective Life Corp.                 National Health Care                  3/21/95       38.3         19.2                 NA
                                      Systems of Florida

United Dental Care                    Int'l. Dental Health Inc.              9/1/94       14.3         23.0                3.8

United Dental Care                    U.S. Dental                           11/27/95      12.2         19.2                7.5

CompDent Corporation                  Texas Dental Plans                     1/8/96       23.0         15.1               87.5*

United Dental Care                    Associated Health Plans                2/1/96       15.0        228.2*              19.6*

Protective Life                       Dental Care of Oklahoma               3/19/96        4.5         17.0                6.9

CompDent Corporation                  Dental Care Plus                       5/9/96       38.0         17.2               71.0*

United Dental Care                    OraCare DPO                           11/21/96      30.5         26.0                 NM

United Dental Care                    Kansas City Dental Care               11/21/96      12.5         60.0*              25.9*

United Dental Care                    UICI Dental Companies                 11/21/96      14.4         29.5                6.1

Safeguard Health Enterprises, Inc.    Advantage Dental HealthPlans, Inc.    5/13/97        9.0           NM                7.2

Protective Life Corp.                 United Dental Care                    Pending      175.0           NM                1.4

                                                                                 AVERAGE               20.8 x              5.8 x
                                                                                 MEDIAN                20.8 x              7.3 x



                                                                                           Adjusted Purchase Price as a Multiple of
                                                                                          -----------------------------------------
                                                                             Adjusted                        LTM            LTM
                                                                             Purchase         LTM        Op. Cash Flow   Op. Income
Acquiror                              Target                                 Price [1]    Revenues [2]     (EBITDA)        (EBIT)
--------                              ------                                 ---------    ------------     --------        ------
CompDent Corporation                  DentiCare/UniLife                        $15.8          0.57 x          7.9 x          9.6 x

CompDent Corporation                  CompDent                                  28.6          0.89            9.6           11.4

Protective Life Corp.                 National Health Care                      32.3          1.45            9.6           10.2
                                      Systems of Florida

United Dental Care                    Int'l. Dental Health Inc.                 14.3          0.29*          10.8           13.7

United Dental Care                    U.S. Dental                               11.4          0.84            7.8            8.4

CompDent Corporation                  Texas Dental Plans                        22.4          2.52*           8.4            8.9

United Dental Care                    Associated Health Plans                   14.6          1.03           27.9*          42.1*

Protective Life                       Dental Care of Oklahoma                    4.2          1.30            8.4            9.8

CompDent Corporation                  Dental Care Plus                          36.9          1.59            9.0            9.8

United Dental Care                    OraCare DPO                               32.4          2.82*          14.0           14.7

United Dental Care                    Kansas City Dental Care                   11.9          1.33           30.2*          32.3*

United Dental Care                    UICI Dental Companies                     11.6          0.69           15.4           17.7

Safeguard Health Enterprises, Inc.    Advantage Dental HealthPlans, Inc.         9.0          1.70             NA           15.3

Protective Life Corp.                 United Dental Care                       184.4          1.06           16.5           30.1*


                                                                        AVERAGE               1.13 x         10.7 x         11.8 x
                                                                        MEDIAN                1.18 x          9.6 x         12.6 x


------------------------------------------------------
[1] Adjusted purchase price equals equity value plus assumed debt minus acquired cash.
[2] Excludes investment income.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PRE-PAID DENTAL PLAN ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                          Selected Relevant Transaction Multiples
                                          ---------------------------------------
                                                    Price/                                                   IMPLIED      IMPLIED
                      Goldcap                        LTM          Price/                                     EQUITY    EQUITY VALUE
Valuation Parameter    Value                         EPS           Book                                       VALUE    PER SHARE [3]
-------------------  --------                        ---           ----                                       -----    -------------
LTM Income           $ 10,735 [1,2]                 20.8 x                                                   $223,007      $22.05

3/31/98 Book Value   $ 62,769                                       5.8 x                                    $362,958*     $35.89*


----------------------------------------------------------------------------------------------------------
                                   Selected Relevant Transaction Multiples                         Less
                                   ----------------------------------------  Implied            PV of DHDC
                      Goldcap      Firm Value /  Firm Value /  Firm Value /   Firm     Less    Contingent
Valuation Parameter    Value         Revenues        EBIT        EBITDA       Value  Net Debt  Liabilities
-------------------  --------        --------        ----        ------      ------  --------  -----------
LTM Revenues         $163,333         1.13 x                                $185,032  $39,534     $26,042    $119,456      $11.81

LTM Operating Income $ 21,521 [1]                   11.8 x                  $253,399  $39,534     $26,042    $187,822      $18.57

LTM EBITDA           $ 27,314 [1]                                  10.7 x   $291,614  $39,534     $26,042    $226,038      $22.35


                                                         MEAN EQUITY VALUE                                   $189,081      $18.70
                                                         MEDIAN EQUITY VALUE                                 $223,007      $22.05


---------------------------------------------------
* - Excluded from mean.

[1] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.
[2] Assumes 38% tax rate on one-time charges.
[3] Assumes 10,112,629 Goldcap shares outstanding.

PROJECT GOLDCAP
PROTECTIVE LIFE/UNITED DENTAL CARE ACQUISITION MULTIPLES [1,2]

--------------------------------------------------------------------------------

            ACQUISITION                 ACQUISITION
               FIRM                        EQUITY
            VALUE (MM)                   VALUE (MM)
            -----------                 -----------
              $184.4                       $175.0


            EQUITY VALUE/ 1997 NET INCOME:                                 NM

            EQUITY VALUE/ PROJECTED 1998 NET INCOME: [3]                 22.1 x

            EQUITY VALUE/ PROJECTED 1999 NET INCOME: [3]                 18.3 x

            EQUITY VALUE/ BOOK VALUE:                                    1.42 x


            FIRM VALUE/ 1997 REVENUES:                                   1.06 x

            FIRM VALUE/ 1997 EBIT: [4]                                   30.1 x

            FIRM VALUE/ 1997 EBITDA: [4]                                 16.5 x

            FIRM VALUE/ 1997 MEMBERS: [5]                              $97.06

            PREMIUMS:       1 DAY BEFORE ANNOUNCEMENT                    20.5%
                            1 WEEK BEFORE ANNOUNCEMENT                   49.2%
                            4 WEEKS BEFORE ANNOUNCEMENT                  57.4%

---------------------------------------------------
[1] Protective Life intends to pay $9.31 per share in cash and to swap 0.14465 of its shares for each United Dental share.
[2] The proposed payment does not take into account Protective's recently efffected two-for-one stock split.
[3] 1998 and 1999 estimates from the First Call Research Network as of 3/17/98. [4] Excludes $9.6 million in one time charges.
[5] 1,900,000 members as of December 31, 1997.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/UNITED DENTAL CARE ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS AND MEMBERS IN THOUSANDS)


                                          Selected Relevant Transaction Multiples
                                          ---------------------------------------
                                                    Price/                                                   IMPLIED      IMPLIED
                      Goldcap                        LTM          Price/                                     EQUITY    EQUITY VALUE
Valuation Parameter    Value                         EPS           Book                                       VALUE    PER SHARE [3]
-------------------  --------                        ---           ----                                       -----    -------------
LTM Net Income       $ 10,735 [1,2]                  NM                                                           NM          NM

3/31/98 Book Value   $ 62,769                                       1.4 x                                    $ 89,255      $ 8.83


----------------------------------------------------------------------------------------------------------

                                   Selected Relevant Transaction Multiples
                                   ---------------------------------------                         Less
                                    Firm       Firm      Firm       Firm     Implied            PV of DHDC
                      Goldcap      Value /    Value /   Value /    Value /    Firm     Less    Contingent
Valuation Parameter    Value       Revenues    EBIT     EBITDA     Members    Value  Net Debt  Liabilities
-------------------  --------      --------    ----     ------     -------   ------  --------  -----------
LTM Revenues         $163,333        1.06 x                                 $172,388  $39,534     $26,042    $106,812      $10.56

LTM Operating Income $ 21,521 [1]             30.1 x                        $647,013  $39,534     $26,042    $581,437*     $57.50*

LTM EBITDA           $ 27,314 [1]                        16.5 x             $450,390  $39,534     $26,042    $384,814      $38.05

Members              $  2,200                                      97.06 x  $213,532  $39,534     $26,042    $147,956      $14.63

                                                  TRANSACTION PREMIUMS
                                              ----------------------------
                                              1 DAY     1 WEEK     4 WEEKS
                                              PRIOR      PRIOR      PRIOR
                                              -----      -----      -----
Goldcap Stock Price 1 day
  prior to announcement            $13.50     20.5%                                                          $164,496      $16.27
Goldcap Stock Price 1 week
  prior to announcement             15.00                49.2%                                               $226,292      $22.38
Goldcap Stock Price 4 weeks
  prior to announcement             13.25                           57.4%                                    $210,940      $20.86

                                                         MEAN EQUITY VALUE                                   $190,081      $18.80
                                                         MEDIAN EQUITY VALUE                                 $187,718      $18.56

---------------------------------------------------
* - Excluded from mean.
[1] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.
[2] Assumes 38% tax rate on excluded one-time charges.
[3] Assumes 10,112,629 Goldcap shares outstanding.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                                                        ----------------------------
                                                                                                        IMPLIED          IMPLIED
                                 GOLDCAP       CURRENT YEAR    FORWARD YEAR                             EQUITY        EQUITY VALUE
   VALUATION PARAMETER          VALUE [1]     P/E MULTIPLE    P/E MULTIPLE                               VALUE         PER SHARE [2]
-------------------------       ---------     -------------   ---------------                          --------       --------------
Projected Cal. 1998
Net Income Per Share             $   1.06         22.1 x                                               $236,636          $23.40

Projected Cal. 1999
Net Income Per Share             $   1.20                         18.3 x                               $222,399          $21.99



                                                    PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                 GOLDCAP       ----------------------------------------------
   VALUATION PARAMETER            VALUE        1 DAY PRIOR      1 WEEK PRIOR    4 WEEKS PRIOR
-------------------------      ------------    -----------     -------------    -------------
Stock Price 1 Day Prior [3]      $   13.50        20.5%                                                $164,496          $16.27
Stock Price 1 Week Prior [3]         15.00                        49.2%                                $226,292          $22.38
Stock Price 4 Weeks Prior [3]        13.25                                           57.4%             $210,940          $20.86
                                                                                                       ========================

                                                                     ----------------------------------------------------------
                                                                     MEAN EQUITY VALUE                 $212,153          $20.98
                                                                     MEDIAN EQUITY VALUE               $222,399          $21.99
                                                                     ==========================================================


-----------------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Robinson-Humphrey Research.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Assumes announcement after the market close on July 17, 1998.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING PROTECTIVE LIFE/ UNITED DENTAL CARE ACQUISITION MULTIPLES
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                                                                                       -----------------------------
                                                                                                       IMPLIED           IMPLIED
                                 GOLDCAP         CURRENT YEAR   CURRENT YEAR                           EQUITY          EQUITY VALUE
   VALUATION PARAMETER           VALUE [1]       P/E MUTLIPLE   P/E MUTLIPLE                           VALUE           PER SHARE [2]
-------------------------       ---------       -------------   ------------                           --------        -------------
Projected Cal. 1998
Net Income Per Share             $   0.94         22.1 x                                               $209,167          $20.68

Projected Cal. 1999
Net Income Per Share             $   1.27                         18.3 x                               $235,492          $23.29



                                                     PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                 GOLDCAP        ----------------------------------------------
   VALUATION PARAMETER           VALUE          1 DAY PRIOR     1 WEEK PRIOR     4 WEEKS PRIOR
-------------------------        -------        -----------     -------------    -------------
Stock Price 1 Day Prior [3]      $13.50           20.5%                                                $164,496          $16.27
Stock Price 1 Week Prior [3]      15.00                           49.2%                                $226,292          $22.38
Stock Price 4 Weeks Prior [3]     13.25                                              57.4%             $210,940          $20.86
                                                                                                       ========================

                                                                     ----------------------------------------------------------
                                                                     MEAN EQUITY VALUE                 $209,277          $20.69
                                                                     MEDIAN EQUITY VALUE               $210,940          $20.86
                                                                     ==========================================================


-----------------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Goldcap management.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Assumes announcement after the market close on July 17, 1998.

PROJECT GOLDCAP
SELECTED MERGER AND ACQUISITION TRANSACTIONS IN THE HMO INDUSTRY
--------------------------------------------------------------------------------
(DOLLARS IN MILLIONS)


                                                                                                         Equity Value as Multiple of
                                                                                               Equity    ---------------------------
                                                                               Date           Purchase         LTM      Latest Date
Acquiror                             Target                                  Completed         Price       Net Income   Book Value
--------                             ------                                  ---------        --------     ----------   -----------
WellPoint Health Networks, Inc.      Cerulean Companies, Inc.                Pending         $  500.0        148.6 *        2.5 x
United HealthCare Corp.              Humana Inc.                             Pending          5,450.0         70.1 *        3.4
Foundation Health Corp.              Physicians Health Services              01/02/98           166.2           NM          1.7
Humana, Inc.                         Physician Corp. of America              09/09/97           271.8           NM           NM
CRA Managed Care                     Occusystems                             09/02/97           683.4         47.0 *        4.8
Humana, Inc.                         ChoiceCare                              Pending            250.0           NA           NA
CIGNA Corporation                    Healthsource Inc.                       08/01/97         1,392.1         47.5 *        3.6
Foundation Health Corp.              Health Systems International, Inc.      04/01/97         2,200.0         21.2          6.3
WellPoint Health Networks, Inc.      GBO Operations of John Hancock          03/01/97            86.7         17.7           NM
PacifiCare Health Systems Inc.       FHP International Corp.                 02/14/97         2,100.0         49.9 *        1.8
Forstmann Little & Co.               Community Health Systems Inc.           07/23/96         1,078.2         28.4          4.3
Merck-Medco Managed Care Inc.        SysteMed Inc.                           07/22/96            67.0         40.4 *        1.8
Aetna Life & Casualty                U.S. Healthcare, Inc.                   07/19/96         8,900.0         23.4          9.2 *
United HealthCare Corp.              HealthWise of America, Inc.             04/12/96           290.0         33.6          8.3
United HealthCare Corp.              Physicians Health Plan, Inc. [2]        04/01/96           139.0         19.7          5.3
Foundation Health Corp.              Managed Health Network                  03/08/96            45.0           NM          9.3 *
Healthsource, Inc.                   Central Mass. Health Care               02/06/96            46.5           NA           NA
Humana, Inc.                         Emphesys Financial Group, Inc.          10/13/95           639.9         10.4          1.8
United HealthCare Corp.              MetraHealth Companies [3]               10/03/95         1,650.0           NA           NA
Coventry Corp.                       HealthCare USA Inc.                     08/01/95            45.2         37.8         14.5 *
Value Health, Inc.                   Diagnostek, Inc.                        07/28/95           450.0         37.0          2.3
Healthsource, Inc.                   Provident Life & Accident Ins.          06/01/95           231.0         27.7          1.2*
United HealthCare Corp.              Gencare Health systems                  01/03/95           515.4         27.1          6.6
Humana, Inc.                         CareNetwork, Inc.                       12/20/94           120.2           NM          8.4*
Coventry Corp.                       Southern Health Management [4]          12/01/94            71.6         22.0          6.1
Foundation Health Corp.              Intergroup Healthcare                   11/01/94           255.7         12.2          2.9
FHP International Corp.              TakeCare, Inc.                          06/17/94         1,019.8         33.0          4.3
United HealthCare Corp.              Complete Health Services, Inc.          05/31/94           242.4         69.0 *       24.2 *
United HealthCare Corp.              Ramsay-HMO, Inc.                        05/31/94           537.9         33.7          4.1
Value Health, Inc.                   Preferred Health Care Ltd.              12/14/93           382.2         47.5 *        6.7
Physician Corp. of America           Family Health Systems Inc.              12/10/93            44.0         27.5          5.7
TakeCare Inc.                        Comprecare Inc.                         09/09/93            85.7         25.8          5.6
United HealthCare Corp.              HMO America Inc.                        08/31/93           388.9         31.1          5.7
Healthsource, Inc.                   Physician Health Systems, Inc.          03/31/93            34.9          9.7 *        3.3

                                     --------------------------------------------------------------------------------------------
                                                                                              AVERAGE         27.1 X        4.3 X
                                                                                              MEDIAN          31.1 X        4.8 X
                                     ============================================================================================

                                                                                                  Firm Value as Multiple of
                                                                                               -------------------------------
                                                                                   Firm          LTM         LTM          LTM
Acquiror                             Target                                      Value [1]     Revenues     EBITDA        EBIT
--------                             ------                                      ---------     --------     ------        ----
WellPoint Health Networks, Inc.      Cerulean Companies, Inc.                    $  500.0        0.31 *      46.0 *         NM x
United HealthCare Corp.              Humana Inc.                                  6,300.0        0.75        25.3         44.7 *
Foundation Health Corp.              Physicians Health Services                     166.2        0.30 *        NM           NM
Humana, Inc.                         Physician Corp. of America                     403.7        0.29 *        NM           NM
CRA Managed Care                     Occusystems                                    782.5        4.17 *      22.8         29.9
Humana, Inc.                         ChoiceCare                                     250.0        0.84          NA           NA
CIGNA Corporation                    Healthsource Inc.                            1,639.4        0.96        16.4         26.7
Foundation Health Corp.              Health Systems International, Inc.           2,565.0        0.82        10.0         12.5
WellPoint Health Networks, Inc.      GBO Operations of John Hancock                  86.7        0.13 *        NA         11.5
PacifiCare Health Systems Inc.       FHP International Corp.                      2,219.3        0.51         8.4         11.5
Forstmann Little & Co.               Community Health Systems Inc.                1,276.3        1.48        11.2         16.3
Merck-Medco Managed Care Inc.        SysteMed Inc.                                   73.3        0.50        14.4         25.0
Aetna Life & Casualty                U.S. Healthcare, Inc.                        8,900.0        2.37        13.4         14.2
United HealthCare Corp.              HealthWise of America, Inc.                    256.0        1.23        15.9         17.1
United HealthCare Corp.              Physicians Health Plan, Inc. [2]               139.0        0.93        14.6         17.2
Foundation Health Corp.              Managed Health Network                          46.6        1.79        28.0 *       53.8 *
Healthsource, Inc.                   Central Mass. Health Care                       46.5          NA          NA           NA
Humana, Inc.                         Emphesys Financial Group, Inc.                 649.0        0.41 *       5.9          6.4
United HealthCare Corp.              MetraHealth Companies [3]                    1,650.0        0.42 *        NA           NA
Coventry Corp.                       HealthCare USA Inc.                             37.2        1.38        27.4*         32.1 *
Value Health, Inc.                   Diagnostek, Inc.                               455.7        0.66        19.3         25.9
Healthsource, Inc.                   Provident Life & Accident Ins.                 225.5        0.95         7.6         17.7
United HealthCare Corp.              Gencare Health systems                         443.4        1.92        15.7         16.8
Humana, Inc.                         CareNetwork, Inc.                              101.1        0.70        57.1 *         NM
Coventry Corp.                       Southern Health Management [4]                  69.6        1.20        12.7         13.6
Foundation Health Corp.              Intergroup Healthcare                          244.5        0.52         6.4          7.1
FHP International Corp.              TakeCare, Inc.                                 916.3        1.09        13.4         14.8
United HealthCare Corp.              Complete Health Services, Inc.                 183.8        0.63        19.9         22.8
United HealthCare Corp.              Ramsay-HMO, Inc.                               438.2        1.26        14.7         17.2
Value Health, Inc.                   Preferred Health Care Ltd.                     374.0        4.76 *      27.5 *       36.3 *
Physician Corp. of America           Family Health Systems Inc.                      44.0        0.59        14.7         17.2
TakeCare Inc.                        Comprecare Inc.                                101.1        0.41 *       6.8         17.1
United HealthCare Corp.              HMO America Inc.                               331.4        0.94        16.8         16.8
Healthsource, Inc.                   Physician Health Systems, Inc.                  35.0        1.06         6.5          6.9

                                     -------------------------------------------------------------------------------------------
                                                                                   AVERAGE       1.04 X      13.6 X       16.6 X
                                                                                   MEDIAN        0.84 X      14.7 X       17.1 X
                                     ===========================================================================================



-----------------------------------------------
* Excluded from average.
NA - Not Available
NM - Not Meaningful

[1] Firm value equals equity value plus debt less cash.
[2] LTM financials for Physicians Health Plan reflect annualized third quarter numbers.
[3] Does not include $525 million in potential earn-out payments.
[4] Data for Coventry/Southern Health merger taken from Securities Data Company. [5] Enrollment statistics provided by Robinson-Humphrey Research where available.
    Target members represent fully insured members only.

PROJECT GOLDCAP
IMPLIED VALUATION UTILIZING HMO ACQUISITION MULTIPLES
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------


                                           Selected Relevant
                                         Transaction Multiples
                                         ---------------------
                                          Price/
                           Goldcap         LTM          Price/
Valuation Parameter         Value          EPS           Book
-------------------        -------        -----         ------
LTM Income               $ 10,735 [1,2]   26.1 x

3/31/98 Book Value       $ 62,769                        4.3 x
                                         ---------------------

------------------------------------------------------------------------------------------------------------------------------------

                                         -------------------------------------------------------
                                               Selected Relevant Transaction Multiples                                     Less
                                         -------------------------------------------------------   Implied               PV of DHDC
                          Goldcap        Firm Value/    Firm Value/    Firm Value/   Firm Value/     Firm       Less     Contingent
Valuation Parameter        Value          Revenues      Op. Income      EBITDA         EBITDA       Value     Net Debt   Liabilities
-------------------       -------        -----------    -----------    ----------    ----------    -------    --------   -----------
LTM Revenues             $163,333          1.04 x                                                 $170,449    $39,534      $26,042

LTM Operating Income     $ 21,521 [1]                      16.6 x                                 $357,609    $39,534      $26,042

LTM EBITDA               $ 27,314 [1]                                    13.6 x                   $371,303    $39,534      $26,042
                                         ------------------------------------------------------


                            -----------------------------
                             IMPLIED          IMPLIED
                             EQUITY         EQUITY VALUE
Valuation Parameter           VALUE         PER SHARE [3]
-------------------         --------        -------------
LTM Income                  $279,778          $27.67

3/31/98 Book Value          $ 70,343          $26.73

LTM Revenues                $104,873          $10.37

LTM Operating Income        $292,033          $28.88

LTM EBITDA                  $305,727          $30.23
                            =============================
----------------------------------------------------
MEAN EQUITY VALUE           $250,551          $24.78
MEDIAN EQUITY VALUE         $279,778          $27.67
====================================================


---------------------------------------------------------
* - Excluded from mean.
[1] Excludes $58.9 million goodwill impairment and $9.4 million in one-time charges.
[2] Assumes 38% tax rate on one-time charges.
[3] Assumes 10,112,629 Goldcap shares outstanding.

PROJECT GOLDCAP
SELECTED M&A TRANSACTION PREMIUMS FOR DEALS IN THE HMO INDUSTRY
--------------------------------------------------------------------------------




                                                                                                      VALUE OF      PRICE
  DATE          DATE                                                                                TRANSACTION      PER
ANNOUNCED    EFFECTIVE      TARGET                              ACQUIROR                               ($MM)        SHARE
---------    ---------      ------                              --------                            -----------     -----
05/28/98      Pending       Humana, Inc.                        United HealthCare Corp.              $5,538.6       32.06
06/03/97      09/09/97      Physician Corp. of America          Humana, Inc.                            405.1        7.00
08/05/96      02/14/97      FHP International Corp.             PacifiCare Health Systems, Inc.       2,000.1       33.27
06/10/96      07/22/96      SysteMed, Inc.                      Merck-Medco Managed Care, Inc.           64.8        3.00
06/11/96      07/23/96      Community Health Systems, Inc.      Forstmann Little & Co.                1,080.0       52.00
02/01/96      04/12/96      HealthWise of America, Inc.         United HealthCare Corp.                 271.1       40.63
08/10/95      10/13/95      Emphesys Financial Group, Inc.      Humana, Inc.                            642.8       37.50
02/15/94      05/31/94      Ramsay-HMO, Inc.                    United HealthCare Corp.                 564.9       74.66



                                                                                              PREMIUM        PREMIUM      PREMIUM
                                                                                               1 DAY         1 WEEK       4 WEEKS
                                                                                              PRIOR TO      PRIOR TO      PRIOR TO
  DATE          DATE                                            CURRENT YEAR  FORWARD YEAR  ANNOUNCEMENT  ANNOUNCEMENT  ANNOUNCEMENT
ANNOUNCED    EFFECTIVE      TARGET                               P/E RATIO     P/E RATIO        DATE          DATE           DATE
---------    ---------      ------                              ------------  ------------  ------------  ------------  ------------
05/28/98      Pending       Humana, Inc.                           30.2 x        24.3 x         22.1 %        22.1 %        18.8 %
06/03/97      09/09/97      Physician Corp. of America             10.9           8.2           12.0          12.0          23.1
08/05/96      02/14/97      FHP International Corp.                17.4          23.3           19.4          27.4          19.1
06/10/96      07/22/96      SysteMed, Inc.                         21.4           9.1           (4.0)*         4.3 *         9.1 *
06/11/96      07/23/96      Community Health Systems, Inc.         23.1          19.3           20.2          19.9          18.9
02/01/96      04/12/96      HealthWise of America, Inc.            31.7          26.0           37.5          37.3          34.3
08/10/95      10/13/95      Emphesys Financial Group, Inc.         10.7           9.5           33.0          39.0          37.0
02/15/94      05/31/94      Ramsay-HMO, Inc.                       35.9 *        29.4 *         62.7 *        62.7 *        81.0 *

                            ------------------------------------------------------------------------------------------------------
                            SELECT HMO TRANSACTIONS AVERAGE        20.8 X        17.1 X         24.0 %        26.3 %        25.2 %
                            SELECT HMO TRANSACTIONS MEDIAN         22.3 X        21.3 X         21.2 %        24.8 %        21.1 %
                            ======================================================================================================


*  Excluded from average    NA - Not Available    NM - Not Meaningful

---------------------------------
Source: Securities Data Company, Inc.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING MERGER & ACQUISITION MULTIPLES IN THE HMO INDUSTRY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                               CURRENT YEAR     FORWARD YEAR                           ----------------------------
                                               P/E MULTIPLE     P/E MULTIPLE                           IMPLIED           IMPLIED
                              GOLDCAP         --------------    ------------                            EQUITY         EQUITY VALUE
   VALUATION PARAMETER        VALUE [1]                                                                 VALUE          PER SHARE[2]
-------------------------    -----------                                                               -------         ------------
Projected Cal. 1998
Net Income Per Share             $1.06            20.8 x                                               $222,867          $22.04

Projected Cal. 1999
Net Income Per Share             $1.20                            17.1 x                               $207,472          $20.52



                                                       PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                  GOLDCAP        ----------------------------------------------
     VALUATION PARAMETER           VALUE         1 DAY PRIOR     1 WEEK PRIOR     4 WEEKS PRIOR
-----------------------------    ---------       -----------     ------------     -------------
Stock Price 1 Day Prior [3]        $13.50           24.0%                                              $169,341          $16.75
Stock Price 1 Week Prior [3]        15.00                           26.3%                              $191,545          $18.94
Stock Price 4 Weeks Prior [3]       13.25                                              25.2%           $167,722          $16.59
                                                                                                       ========================
                                                                     ----------------------------------------------------------
                                                                     MEAN EQUITY VALUE                 $191,789          $18.97
                                                                     MEDIAN EQUITY VALUE               $191,545          $18.94
                                                                     ==========================================================


------------------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Robinson-Humphrey Research.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Assumes announcement after the market close on July 17, 1998.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING MERGER & ACQUISITION MULTIPLES IN THE HMO INDUSTRY
--------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)


                                               CURRENT YEAR     FORWARD YEAR                           -----------------------------
                                               P/E MULTIPLE     P/E MULTIPLE                           IMPLIED           IMPLIED
                               GOLDCAP         ------------     ------------                           EQUITY          EQUITY VALUE
   VALUATION PARAMETER         VALUE [1]                                                                VALUE           PER SHARE[2]
-------------------------      ---------                                                               -------         -------------
Projected Cal. 1998
Net Income Per Share             $0.94            20.8 x                                               $196,996          $19.48

Projected Cal. 1999
Net Income Per Share             $1.27                            17.1 x                               $219,687          $21.72


                                                    PREMIUM PRIOR TO ANNOUNCEMENT DATE
                                 GOLDCAP     ------------------------------------------------
     VALUATION PARAMETER         VALUE       1 DAY PRIOR      1 WEEK PRIOR      4 WEEKS PRIOR
----------------------------     -------     -----------      ------------      -------------
Stock Price 1 Day Prior [3]      $13.50           24.0%                                                $169,341          $16.75
Stock Price 1 Week Prior [3]      15.00                           26.3%                                $191,545          $18.94
Stock Price 4 Weeks Prior [3]     13.25                                              25.2%             $167,722          $16.59
                                                                                                       ========================

                                                                     ----------------------------------------------------------
                                                                     MEAN EQUITY VALUE                 $189,058          $18.70
                                                                     MEDIAN EQUITY VALUE               $191,545          $18.94
                                                                     ==========================================================


-----------------------------------------------------------------
* - Excluded from mean.
[1] Projections provided by Goldcap management.
[2] Assumes 10,112,629 Goldcap shares outstanding.
[3] Assumes announcement after the market close on July 17, 1998.

                SUMMARY OF RECENT MERGER AND ACQUISITION ACTIVITY
                              (DOLLARS IN MILLIONS)



                                                      1992           1993           1994           1995          1996      AVERAGE
                                                    --------       --------       --------       --------       ------    ---------
ALL INDUSTRIES:                                                                                                           ---------
Total Number of Net Acquisition Announcements        2,574          2,663          2,997          3,510          5,848
Total Dollar Value Paid [1]                        $96,688       $176,400       $226,671       $356,016       $494,962




Average Premium Paid Over Market                      41.0%          38.7%          41.9%          44.7%          36.6%     40.6%
Median Premium Paid Over Market                       34.7%          33.0%          35.0%          29.2%          27.3%     31.8%
Average Price/Earnings Ratio Paid                     22.7 x         24.4 x         24.5 x         23.8 x         26.2 x    24.3 x
Median Price/Earnings Ratio Paid                      18.1 x         20.0 x         20.2 x         19.1 x         20.3 x    19.5 x
                                                                                                                          =========

                                                      1992           1993           1994           1995          1996      AVERAGE
                                                    --------       --------       --------       --------       ------    ---------
HEALTH SERVICES:                                                                                                          ---------
Total Number of Net Acquisition Announcements          205            156            129            179           325
Total Dollar Value Paid [1]                         $1,686        $12,608         $9,288         $7,333       $15,533




Average Premium Paid Over Market                      37.0%          41.9%          46.5%          32.2%         31.2%       37.8%
Average Price/Earnings Ratio Paid                     20.4 x         31.5 x         28.7 x         24.7 x        27.1 x      26.5 x
                                                                                                                          =========


-----------------------------------------------
[1] Includes only transactions with a publicly disclosed purchase price.

Source: Mergerstat Review

                M&A PREMIUMS AND P/E RATIOS OFFERED BY DEAL SIZE
                                   1992 - 1996

I. MEDIAN PERCENT PREMIUM OFFERED

PURCHASE PRICE:                     1992  (BASE)       1993   (BASE)       1994   (BASE)       1995   (BASE)       1996    BASE)
---------------                    --------------     ---------------     ---------------     ---------------     ---------------
$25.0 million or less               33.3%  (35)        32.3%   (38)        42.9%   (45)        42.9%   (53)        32.2%   (39)
$25.0 through $50.0 million         21.6%  (30)        36.7%   (28)        33.9%   (36)        24.4%   (53)        26.4%   (56)
$50.0 through $100.0 million        32.3%  (22)        31.5%   (31)        27.8%   (53)        35.4%   (44)        27.3%   (68)
$100.0 million or more              39.0%  (55)        32.0%   (76)        35.8%  (126)        29.0%  (174)        26.6%  (218)

Cash Consideration                  29.6%  (35)        32.5%   (46)        36.8%   (59)        28.4%   (91)        26.7%  (115)



II. MEDIAN P/E RATIO OFFERED

PURCHASE PRICE:                     1992  (BASE)       1993   (BASE)       1994   (BASE)       1995   (BASE)       1996   (BASE)
---------------                    --------------     ---------------     ---------------     ---------------     ---------------
$25.0 million or less               15.5   (29)        17.6    (17)        17.5    (23)        17.0    (31)        16.2    (64)
$25.0 through $50.0 million         18.4   (22)        20.3    (18)        20.3    (27)        14.8    (33)        20.3    (53)
$50.0 through $100.0 million        21.1   (17)        18.1    (26)        17.1    (42)        19.2    (38)        20.5    (54)
$100.0 million or more              23.2   (36)        24.2    (66)        21.8   (110)        21.1   (153)        21.3   (186)

Cash Consideration                  17.4   (27)        19.9    (32)        23.3    (38)        18.0    (68)        21.1   (106)
Public Companies                    18.1   (89)        19.7   (113)        19.8   (184)        19.4   (239)        21.7   (288)

                      DISTRIBUTION OF M&A PREMIUMS OFFERED
                                   1987 - 1996



                                      OVER 20%              OVER 40%               OVER 60%
YEAR         UNDER 20%              THROUGH 40%            THROUGH 60%            THROUGH 80%
----         ---------              -----------            -----------            -----------
1987       76        32.1%         79        33.3%        49        20.7%        17         7.2%
1988      131        32.0%        124        30.2%        65        15.9%        48        11.7%
1989      109        36.0%         78        25.7%        63        20.8%        25         8.3%
1990       61        34.9%         44        25.1%        34        19.4%        14         8.0%
1991       50        36.5%         42        30.7%        28        20.4%         7         5.1%
1992       42        29.6%         42        29.6%        21        14.8%        19        13.4%
1993       47        27.2%         63        36.4%        34        19.7%        14         8.1%
1994       66        25.4%         89        34.2%        52        20.0%        28        10.8%
1995      106        32.7%        108        33.3%        55        17.0%        22         6.8%
1996      136        35.7%        117        30.7%        70        18.4%        34         8.9%


                 OVER 80%
YEAR           THROUGH 100%             OVER 100%              TOTAL
----           ------------             ---------              -----
1987            8        3.4%         8        3.4%        237        100.0%
1988           16        3.9%        26        6.3%        410        100.0%
1989            9        3.0%        19        6.3%        303        100.0%
1990            7        4.0%        15        8.6%        175        100.0%
1991            4        2.9%         6        4.4%        137        100.0%
1992           14        9.9%         4        2.8%        142        100.0%
1993            9        5.2%         6        3.5%        173        100.0%
1994            7        2.7%        18        6.9%        260        100.0%
1995            6        1.9%        27        8.3%        324        100.0%
1996           10        2.6%        14        3.7%        381        100.0%



                     DISTRIBUTION OF M&A P/E RATIOS OFFERED
                                   1992 - 1996

                             OVER 8.5X       OVER 10.5X        OVER 13.0X      OVER 17.0X
YEAR        UNDER 8.5X     THROUGH 10.5X    THROUGH 13.0X    THROUGH 17.0X     THROUGH 25.0X     OVER 25.0X         TOTAL
----        ----------     -------------    -------------    -------------     -------------     ----------         -----
1992        10     9.6%      2     1.9%     17     16.3%      16      15.4%    26     25.0%     33      31.7%    104      100.0%
1993         5     3.9%      5     3.9%      6      4.7%      27      21.3%    41     32.3%     43      33.9%    127      100.0%
1994        10     5.0%     12     5.9%     16      7.9%      39      19.3%    48     23.8%     77      38.1%    202      100.0%
1995        14     5.5%     14     5.5%     29     11.4%      45      17.6%    68     26.7%     85      33.3%    255      100.0%
1996        29     8.1%     16     4.5%     24      6.7%      60      16.8%    96     26.9%    132      37.0%    357      100.0%

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN GENERAL
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                                               5-YR AVERAGE VALUE             --------   ----------
                                                                   ----------------------------------------               IMPLIED
                                                                       PREMIUM 1                               IMPLIED    EQUITY
                                                    GOLDCAP           DAY PRIOR         PRICE / EARNINGS       EQUITY    VALUE PER
                VALUATION PARAMETER                  VALUE         TO ANNOUNCEMENT         RATIO PAID           VALUE    SHARE (1)
---------------------------------------------      -----------     -----------------   --------------------   --------   ----------
Stock Price 1 Day Prior to Announcement [2]        $ 13.50                40.6%                               $191,921   $    18.98

LTM Net Income [3,4]                               $10,735                                   24.3x             261,075        25,82
                                                                                                              --------   ----------


                                                                               ----------------------------------------------------
                                                                               AVERAGE                        $226,498   $    22.40
                                                                               ----------------------------------------------------


                                                                               5-YR AVERAGE VALUE             --------   -----------
                                                                   ----------------------------------------               IMPLIED
                                                                       PREMIUM 1                              IMPLIED     EQUITY
                                                    GOLDCAP           DAY PRIOR         PRICE / EARNINGS       EQUITY    VALUE PER
                VALUATION PARAMETER                  VALUE         TO ANNOUNCEMENT         RATIO PAID          VALUE     SHARE (1)
---------------------------------------------      -----------     -----------------   --------------------   --------   -----------

Stock Price 1 Day Prior to Announcement [2]        $ 13.50               31.8%                                $179,989   $     17.80

LTM Net Income [3,4]                               $10,735                                   19.5 x            209,762         20.74
                                                                                                              --------   -----------


                                                                             -------------------------------------------------------
                                                                             AVERAGE                          $194,875   $     19.27
                                                                             -------------------------------------------------------

------------------------------------
* Excluded from the unweighted average.

[1] Assumes 10,112,629 Goldcap shares outstanding.
[2] Assumes announcement date of 7/17/98.
[3] Excludes $58.9 million goodwill impairment and $9.4 million in one time charges.
[4] Assumes 38.0% tax rate on excluded one-time charges.

PROJECT GOLDCAP
IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM M&A TRANSACTIONS IN THE HEALTH SERVICES INDUSTRY
-------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                                               5-YR AVERAGE VALUE             --------   -----------
                                                                   ----------------------------------------               IMPLIED
                                                                       PREMIUM 1                              IMPLIED      EQUITY
                                                    GOLDCAP           DAY PRIOR         PRICE/EARNINGS         EQUITY     VALUE PER
                VALUATION PARAMETER                  VALUE          TO ANNOUNCEMENT       RATIO PAID            VALUE     SHARE (1)
---------------------------------------------      -----------     -----------------   --------------------   --------   -----------
Stock Price 1 Day Prior to Announcement [1]        $ 13.50              37.8%                                 $188,071   $   18.60

LTM Net Income [2,3]                               $10,735                                  26.5 x             284,263       28.11



                                                                             -------------------------------------------------------
                                                                             AVERAGE                          $236,167    $    23.35
                                                                             -------------------------------------------------------


--------------------------------------------
* Excluded from the unweighted average.

[1] Assumes announcement date of 7/17/98.
[2] Excludes $58.9 million goodwill impairment and $9.4 million in one time charges.
[3] Assumes 38.0% tax rate on excluded one-time charges.

Project Goldcap
Premiums Analysis: Mergers and Acquisitions Between $100 and $300 Million
July 15, 1997 through July 15, 1998
-------------------------------------------------------------------------------






   Date        Date
 Effective  Announced           Target Name                Target Business Description               Acquiror Name
----------- ----------  -------------------------------  -------------------------------   ----------------------------------
  11/12/97  10/03/96    Pittencrieff Communications      Pvd radio telephone commun svcs   Nextel Communications Inc
  08/04/97  11/14/96    Indiana Federal, Valparaiso, IN  Commercial bank; holding co       Pinnacle Financial Svcs Inc, MI
  08/29/97  02/13/97    Portsmouth Bank Shares, NH       Bank holding company              CFX Corp, Keene, New Hampshire
  12/09/97  02/20/97    NHP Inc (Apartment Investment)   Own, op apartment buildings       Apartment Investment & Mgmt Co
  08/01/97  03/07/97    Micro Bio-Medics Inc             Whl, mnfr medical equip           Henry Schein Inc
  08/25/97  03/11/97    First Citizens Financial, MD     Bank holding company              Provident Bankshares, Maryland
  08/29/97  03/24/97    Community Bankshares, NH         Bank holding company              CFX Corp, Keene, New Hampshire
  08/05/97  03/24/97    OnTrak Systems Inc               Mnfrs semiconductor cap equip     Lam Research Corp
  10/13/97  04/29/97    SC Bancorp,Anaheim,California    Bank holding co                   Western Bancorp,California
  01/05/98  05/06/97    Physicians Health Services Inc   Own and operate HMO's             Foundation Health Systems Inc
  12/01/97  05/06/97    Virginia First Finl Corp, VA     Bank holding co                   BB&T Corp, Winston-Salem, NC
  06/03/98  05/07/97    Reliable Life Insurance Co       Insurance company                 Unitrin Inc
  10/16/97  05/12/97    Dynamics Corp of America         Mnfr electrical appliances        CTS Corp
  08/26/97  05/13/97    Aurum Software Inc               Dvlp sales, mktg info software    Baan Co NV
  08/08/97  05/27/97    Alamco Inc                       Oil & gas exploration, prod       Columbia Natural Resources Inc
  07/17/97  05/28/97    DAKA International Inc           Own, operate restaurants          Compass Group PLC
  07/15/97  06/02/97    Acordia Inc (Anthem Inc)         Pvd insurance brokerage svcs      Anthem Inc
  08/15/97  06/03/97    Alexander Haagen Properties      Real estate investment trust      Lazard Freres & Co
  07/28/97  06/04/97    Maxis Inc                        Develop educational software      Electronic Arts Inc
  09/12/97  06/09/97    Amrion Inc                       Own, op food stores               Whole Foods Market Inc
  08/29/97  06/16/97    Core Industries Inc              Manufacture electronic equip      United Dominion Industries Ltd
  09/25/97  06/17/97    Hechinger Co                     Own, op retail home centers       Leonard Green & Partners LP
  07/24/97  06/17/97    McFarland Energy Inc             Oil and gas exploration, prodn    Monterey Resources Inc
  07/25/97  06/17/97    Seda Specialty Packaging Corp    Mnfr specialty packaging prods    CCL Industries Inc
  08/15/97  06/19/97    Advanced Logic Research Inc      Mnfr microcomputer systems        Gateway 2000 Inc
  03/05/98  06/19/97    American Greetings Corp          Mnfr greeting cards               American Greetings Corp
  10/23/97  06/20/97    Convest Energy Corp              Oil and gas exploration, prodn    Forcenergy Inc
  10/23/97  06/20/97    Edisto Resources Corp            Oil and gas exploration, prodn    Forcenergy Inc
  10/14/97  06/24/97    American Exploration Co          Oil and gas exploration, prodn    Louis Dreyfus Natural Gas
  09/23/97  07/02/97    American Filtrona Corp           Mnfr bonded fiber                 Bunzl PLC
  09/26/97  07/03/97    Krystal Co                       Own, op fast food restaurants     Port Royal Holdings Inc
  11/06/97  07/07/97    Cairn Energy USA Inc             Oil and gas exploration, prodn    Meridian Resource Corp
  09/30/97  07/08/97    Delchamps Inc                    Own and operate supermarkets      Jitney-Jungle Stores of Amer
  09/23/97  07/09/97    Control Data Systems Inc         Mnfr computers, peripherals       CDSI Holding Corp
  10/02/97  07/15/97    DH Technology Inc                Mnfr, whl computer printers       Axiohm SA
  10/28/97  07/15/97    Intl Imaging Materials           Mnfr thermal transfer ribbons     Paxar Corp
  02/01/98  07/16/97    ArgentBank,Thibodaux,Louisiana   Commercial bank                   Hibernia Corp, New Orleans, LA
  11/07/97  07/22/97    Elexsys International Inc        Manufacture circuit boards        Sanmina Corp
  12/18/97  07/23/97    Alliance Imaging Inc             Pvd diagnostic imaging svcs       Newport Investment LLC
  10/28/97  07/24/97    Astrotech International Corp     Pvd storage tank maintenance      ITEQ Inc
  12/01/97  07/25/97    Homegate Hospitality Inc         Own and operate hotels            Prime Hospitality Corp
  08/28/97  07/25/97    Imo Industries Inc               Mnfr industrial controls, pumps   Constellation Capital Partners
  09/24/97  07/31/97    Bucyrus International Inc        Mnfr surface mining machinery     American Industrial Partners
  01/27/98  07/31/97    Santa Monica Bank                Commercial bank                   Western Bancorp, California
  10/23/97  07/31/97    Sterling House Corp              Own, op nursing homes             Alternative Living Services
  11/12/97  08/07/97    1st United Bancorp, FL           Baank holding co                  Wachovia Corp, Winston-Salem, NC
  12/22/97  08/08/97    Titan Holdings Inc               Auto, property, casualty ins co   USF&G Corp


                                                              Value of                            Premium
    Date         Date         Acquiror Short                 Transaction   1 day prior to      1 week prior to     4 weeks prior to
  Effective    Announced   Business Description                ($ mil)    announcement date   announcement date    announcement date
------------   ---------   ------------------------------    ------------ -----------------   -----------------    -----------------
  11/12/97     10/03/97    Pvd cellular telephone svcs              158.4               9.0                14.4                30.7
  08/04/97     11/14/97    Commercial bank; holding co              120.5              22.2                26.9                17.9
  08/29/97     02/13/97    Savings and loan                         102.2              33.2                38.4                38.4
  12/09/97     02/20/97    Real estate investment trust             114.5              28.3                25.2                16.9
  08/01/97     03/07/97    Whl med supplies                         136.1              12.2                12.2                10.4
  08/25/97     03/11/97    Bank holding company                     107.8              26.5                42.3                47.3
  08/29/97     03/24/97    Savings and loan                         101.6              63.3                64.1                54.7
  08/05/97     03/24/97    Mnfr equip to mnfr semiconduct           217.9              (0.9)                3.0                13.9
  10/13/97     04/29/97    Bank holding co                          105.0              20.0                31.0                37.3
  01/05/98     05/06/97    Own, op HMO's; holding company           268.2              23.5                27.0                51.7
  12/01/97     05/06/97    Bank holding company                     145.3              77.3                77.3                74.1
  06/03/98     05/07/97    Insurance company                        261.1              51.1                51.1                52.1
  10/16/97     05/12/97    Mnfr electronic components               244.6              91.3                94.2               112.7
  08/26/97     05/13/97    Develop software                         259.9              33.0                40.4                55.8
  08/08/97     05/27/97    Operate natural gas pipeline             102.8               7.7                11.5                16.7
  07/17/97     05/28/97    Provide catering and building            194.0             (33.3)              (35.5)               (7.7)
  07/15/97     06/02/97    Insurance company                        193.2              12.7                11.5                26.0
  08/15/97     06/03/97    Investment bank                          235.0              (0.4)               11.1                 3.4
  07/28/97     06/04/97    Develop, wholesale software              127.5               2.3                 2.3                40.6
  09/12/97     06/09/97    Own, op natural foods stores             152.6               8.1                19.2                47.0
  08/29/97     06/16/97    Mnfr structural metal                    275.2              26.6                37.9                49.3
  09/25/97     06/17/97    Merchant banking firm                    127.0             (14.3)               (7.7)              (11.1)
  07/24/97     06/17/97    Oil and gas exploration, prodn           111.2              11.6                41.3                44.8
  07/25/97     06/17/97    Mnfr, pvd specialty packaging            182.6              31.8                36.5                52.6
  08/15/97     06/19/97    Mnfr personal computers                  206.8              29.2                30.5                34.8
  03/05/98     06/19/97    Mnfr greeting cards                      158.1               0.0                (0.9)                1.8
  10/23/97     06/20/97    Oil, gas exploration and prodn           102.0              11.1                11.1                18.9
  10/23/97     06/20/97    Oil, gas exploration and prodn           147.7              (6.6)               (6.6)               (0.4)
  10/14/97     06/24/97    Oil and gas exploration,prodn            275.5              13.0                15.0                21.6
  09/23/97     07/02/97    Whl, mnfr paper, constn material         183.5               8.8                 2.2                 3.4
  09/26/97     07/03/97    Investment company                       145.4             132.0               169.8               176.2
  11/06/97     07/07/97    Oil and gas exploration, prodn           233.6              22.3                29.0                26.7
  09/30/97     07/08/97    Own and operate grocery stores           213.6              (2.4)               (0.8)                6.7
  09/23/97     07/09/97    Investment holding company               273.9              29.1                30.6                35.0
  10/02/97     07/15/97    Mnfr, whl computer printers              169.5              57.5                56.3                57.5
  10/28/97     07/15/97    Mnfr label systems                       244.4              67.3                60.2                64.9
  02/01/98     07/16/97    Bank holding co                          171.2              29.8                31.2                39.0
  11/07/97     07/22/97    Mnfr printed circuit boards              219.9               1.5                (8.6)               40.2
  12/18/97     07/23/97    Investment company                       114.2               7.3                 3.5                14.3
  10/28/97     07/24/97    Mnfr air purification equip              116.7              45.7                63.4                78.4
  12/01/97     07/25/97    Own, operate, franchise hotels           133.2              30.3                33.8                28.6
  08/28/97     07/25/97    Investment company                       117.3              18.7                20.0                22.6
  09/24/97     07/31/97    Pvd fund mgmt & fin adv svcs             193.3              33.3                46.9                71.4
  01/27/98     07/31/97    Bank holding co                          198.2              14.3                17.6                28.7
  10/23/97     07/31/97    Pvd residential care svcs                170.0              30.4                29.5                40.5
  11/12/97     08/07/97    Bank holding company                     182.2               5.7                16.0                27.5
  12/22/97     08/08/97    Insurance holding company                278.1              16.0                19.1                24.9



    Date          Date
  Effective     Announced            Target Name                   Target Business Description          Acquiror Name
-------------  -----------   -------------------------------    ---------------------------------   -------------------------------

  09/30/97     08/11/97      National Sanitary Supply Co        Sanitary maintenance supplies       Unisource Worldwide Inc
  12/30/97     08/11/97      ProNet Inc                         Mnfr pagers;pager leasing svcs      Metrocall Inc
  12/22/97     08/11/97      Vacation Break USA Inc             Real estate development firm        Fairfield Communities Inc
  09/17/97     08/12/97      Isomedix Inc                       Pvd contract sterilization svc      Steris Corp
  09/16/97     08/14/97      American Medserve Corp             Wholesale pharmaceuticals           Omnicare Inc
  09/24/97     08/14/97      Talbert Medical Management         Own,op medical,dental clinics       MedPartners Inc
  12/29/97     08/14/97      Tuesday Morning Corp               Own, operate giftware stores        Madison Dearborn Partners
  12/05/97     08/14/97      Keystone Heritage Group            Bank holding company                Fulton Finl Corp,Lancaster, PA
  04/23/98     08/18/97      CENFED Financial,Pasadena,CA       Bank holding company                Golden State Bancorp Inc, CA
  10/21/97     08/25/97      ACC Consumer Finance Corp          Pvd auto financing services         Household International Inc
  10/03/97     08/25/97      BioWhittaker Inc                   Mnfr,whl medical testing prods      Cambrex Corp
  01/23/98     08/25/97      PerSeptive Biosystems Inc          Mnfr chromatography equipment       Perkin-Elmer Corp
  02/25/98     08/28/97      Value Property Trust               Real estate investment trust        Wellsford Real Properties Inc
  10/10/97     08/28/97      Versa Technologies Inc             Mnfr rubber components,molds        Applied Power Inc
  02/24/98     09/03/97      Norwich Financial Corp,CT          Savings and loan; holding co        Peoples Bk of Bridgeport, CT
  01/16/98     09/05/97      Technology Modeling Assoc Inc      Dvlp simulation software            Avant! Corp
  12/31/97     09/08/97      Fuqua Enterprises Inc              Manufacture tanned leather          Graham-Field Health Products
  11/28/97     09/10/97      Data Documents Inc                 Manufacture tabulating cards        Corporate Express Inc
  04/01/98     09/11/97      George Mason Bankshares Inc        Bank holding company                United Bankshares Inc, WV
  04/01/98     09/12/97      Coml Bancshares,Parkersburg,WV     Bank holding company                WesBanco Inc,Wheeling, WV
  12/09/97     09/12/97      Unison Software Inc                Develop network mgmt software       Tivoli Systems Inc(IBM Corp)
  01/16/98     09/12/97      WHG Resorts & Casino Inc           Own,op resorts and casino           Patriot Amer Hosp/Wyndham Intl
  12/16/97     09/18/97      Guaranty National Corp             Insurance company                   Orion Capital Corp
  01/16/98     09/19/97      Sterling Electronics Corp          Whl electronic components           Marshall Industries
  01/06/98     09/24/97      Vectra Banking Corp,Denver,CO      Bank holding company                Zions Bancorp, Utah
  04/30/98     10/02/97      Kapson Senior Quarters Corp        Provide residential care svcs       Prometheus Senior Quarters
  12/19/97     10/06/97      EndoVascular Technologies Inc      Mnfr surgical instruments           Guidant Corp
  12/23/97     10/09/97      Melamine Chemicals Inc             Manufacture melamine crystal        Borden Chemical Inc (Borden)
  01/22/98     10/13/97      Netcom On-Line Communication       Internet service provider           ICG Communications Inc
  12/19/97     10/14/97      Physician Support Systems Inc      Pvd business mgmt services          National Data Corp
  02/12/98     10/16/97      Omni Insurance Group Inc           Insurance company                   Hartford Financial Services
  02/27/98     10/17/97      ATC Group Services Inc             Pvd engineering svcs                Investor Group
  12/29/97     10/17/97      Computational Systems Inc          Manufacture measuring devices       Emerson Electric Co
  02/09/98     10/17/97      Tranzonic Cos                      Mnfr sanitary paper prod            Linsalata Capital Partners II
  04/24/98     10/23/97      Poughkeepsie Financial Corp        Savings bank;bank holding co        Hubco Inc, Mahwah, New Jersey
  12/19/97     10/23/97      Premenos Technology Corp           Develop EDI software                Harbinger Corp
  03/12/98     10/31/97      ILC Technology Inc                 Mnfr high intensity lamps           BEC Group Inc
  04/01/98     11/03/97      Advantage Bancorp,Kenosha,WI       Savings & loan holding company      Marshall & Ilsley, Milwaukee, WI
  05/22/98     11/03/97      CoBancorp Inc                      Commercial bank                     FirstMerit Corp, Akron, OH
  01/09/98     11/03/97      Sequana Therapeutics               Mnfr diagnostic substances          Arris Pharmaceuticals Corp
  01/12/98     11/04/97      ComputerVision Corp                Mnfr computers,peripherals          Parametric Technology Corp
  03/25/98     11/13/97      Chartwell Leisure Inc              Own,op hotels and motels            Investor Group
  05/12/98     11/17/97      Century Finl Corp,Rochester,PA     Commercial bank                     Citizens Bancshares Inc, OH
  02/26/98     11/17/97      Granite Financial Inc              Pvd business credit services        Fidelity National Financial
  03/02/98     11/17/97      Visigenic Software Inc             Dvlp database access software       Borland International Inc
  01/20/98     11/21/97      New Jersey Steel(Von Roll)         Mnfr steel reinforcing bars         Co-Steel Inc
  02/03/98     11/24/97      Communications Central Inc         Pvd telecommunications svcs         Davel Communications Group Inc
  02/25/98     11/26/97      Universal Hospital Services        Pvd med equip rental services       Investor Group
  07/13/98     11/28/97      RedFed Bancorp Inc,Redlands,CA     Savings and loan                    Golden State Bancorp Inc, CA
  02/19/98     12/01/97      Raptor Systems Inc                 Develop security mgmt software      AXENT Technologies Inc
  03/31/98     12/11/97      First State Corp,Albany,Ga         Bank holding co; coml bank          Regions Finl, Birmingham, AL
  03/30/98     12/16/97      FFVA Financial Corp,VA             Savings and loans                   One Valley Bancorp Inc, WV
  07/02/98     12/16/97      Franklin Bancorp,Washington,DC     Bank holding company                BB&T Corp,Winston-Salem, NC
  07/01/98     12/16/97      Progressive Bank,Pawling,NY        Savings and loan holding co         Hudson Chartered Bancorp, NY
  01/23/98     12/17/97      Suburban Ostomy Supply Co Inc      Whl medical and hospital equip      InvaCare Corporation



                                                                                                  Premium
                                                           Value of      ---------------------------------------------------------
  Date       Date           Acquiror Short             Transaction       1 day prior to      1 week prior to     4 weeks prior to
  Effective  Announced      Business Description           ($ mil)       announcement date   announcement date   announcement date
-----------  ---------   ------------------------------  -------------   -----------------   -----------------   -----------------

  09/30/97   08/11/97    Wholesale printing paper           155.9               (6.7)                20.0              47.4
  12/30/97   08/11/97    Pvd local paging services          239.3              (10.0)                (0.7)             27.1
  12/22/97   08/11/97    Construct vacation resorts         178.1               41.6                 39.1              95.8
  09/17/97   08/12/97    Mnfr sterile processing sys        139.8                5.8                 15.5              13.9
  09/16/97   08/14/97    Whl, retail pharmaceuticals        233.2                2.5                 16.1              25.8
  09/24/97   08/14/97    Pvd medical services to HMO's      189.0               10.5                 18.9              37.0
  12/29/97   08/14/97    Investors                          298.6               22.7                 25.8              11.1
  12/05/97   08/14/97    Bank holding co                    210.9               43.8                 49.9              65.1
  04/23/98   08/18/97    Bank holding company               208.4                1.3                  0.5               3.5
  10/21/97   08/25/97    Provide financical services        186.9               35.8                 34.7              29.6
  10/03/97   08/25/97    Mnfr specialty chemicals           130.5               17.8                 38.9              47.7
  01/23/98   08/25/97    Mnfr analytical instruments        288.1               16.8                 24.9              50.4
  02/25/98   08/28/97    Real estate investment trust       186.6               25.0                 20.9              18.7
  10/10/97   08/28/97    Mnfr tools, equip, consumables     141.9               36.8                 33.1              31.3
  02/24/98   09/03/97    Savings bank                       164.0               (0.5)                15.4              30.4
  01/16/98   09/05/97    Develop software                   144.3               29.5                 52.8              43.2
  12/31/97   09/08/97    Mnfr medical supply, healthcare    231.0               42.3                 52.8              78.8
  11/28/97   09/10/97    Retail office supplies             159.4               10.9                 14.9              26.1
  04/01/98   09/11/97    Bank holding company               207.6               12.1                 20.9              20.9
  04/01/98   09/12/97    Bank holding company               126.7               47.9                 46.8              66.8
  12/09/97   09/12/97    Dvlp systems mgmt software         183.0                9.1                 25.0              22.4
  01/16/98   09/12/97    Real estate investment trust       266.0               35.1                 72.3              78.5
  12/16/97   09/18/97    Insurance company; holding co      117.2               10.8                 23.9              27.7
  01/16/98   09/19/97    Whl electronic components          217.6               16.3                 30.2              57.0
  01/06/98   09/24/97    Bank holding company               162.3               19.2                 18.6              47.3
  04/30/98   10/02/97    Pvd nursing care services          247.4               (0.9)                 9.4               1.8
  12/19/97   10/06/97    Mnfr cardiovascular equipment      187.8               22.1                 22.1              73.9
  12/23/97   10/09/97    Mnfr formaldehyde, resins          119.7               70.8                 72.6              70.8
  01/22/98   10/13/97    Pvd telecommunications svcs        269.4               49.8                 70.9              78.5
  12/19/97   10/14/97    Pvd info, transaction svcs         175.2               (1.0)                (3.7)              4.8
  02/12/98   10/16/97    Provide insurance services         184.7               78.9                 75.8             130.9
  02/27/98   10/17/97    Investor group                     150.0                0.0                 (8.1)             10.3
  12/29/97   10/17/97    Mnfr appliance components          158.6               45.1                 48.3              62.5
  02/09/98   10/17/97    Investment firm                    104.8               (1.5)                (2.9)              4.5
  04/24/98   10/23/97    Bank holding company               142.4                1.1                  2.9              17.1
  12/19/97   10/23/97    Dvle electn commerce software      234.7               55.2                 49.1              27.8
  03/12/98   10/31/97    Mnfr, whl eyeglass lenses, frame   130.8              108.7                107.6             108.7
  04/01/98   11/03/97    Bank holding company               215.8               11.2                 12.2              11.2
  05/22/98   11/03/97    Commercial bank                    157.3               10.6                 30.9              52.1
  01/09/98   11/03/97    Manufacture synthetic drugs        169.4               44.0                 47.3              23.4
  01/12/98   11/04/97    Develop, wholesale software        250.3               28.3                 69.9              18.6
  03/25/98   11/13/97    Investor group                     240.8               11.3                  4.5              11.3
  05/12/98   11/17/97    Commercial bank                    137.4               39.8                 41.7              61.0
  02/26/98   11/17/97    Title insurance company            132.4               89.8                 89.8              87.6
  03/02/98   11/17/97    Develop software                   148.4               92.0                 64.0              92.0
  01/20/98   11/21/97    Mnfr steel and steel products      173.5              162.9                170.6             166.7
  02/03/98   11/24/97    Pvd pay telephone commun svcs      102.4               30.2                 25.4              12.0
  02/25/98   11/26/97    Investor group                     133.0               29.2                 29.2              25.3
  07/13/98   11/28/97    Bank holding company               159.5                1.8                  1.8               7.1
  02/19/98   12/01/97    Develop software                   253.7                5.4                 20.7              16.5
  03/31/98   12/11/97    Bank holding company               161.2               18.4                 23.9              16.9
  03/30/98   12/16/97    Bank holding company               209.4               22.4                 27.3              30.0
  07/02/98   12/16/97    Bank holding company               160.2               21.4                 32.1              54.8
  07/01/98   12/16/97    National commercial bank           167.6               14.3                 16.3              26.8
  01/23/98   12/17/97    Mnfr surgical, medical supplies    130.8                8.0                 13.3              13.3


    DATE          DATE
  EFFECTIVE     ANNOUNCED            TARGET NAME                    TARGET BUSINESS DESCRIPTION          ACQUIROR NAME
-------------  -----------   -------------------------------    ---------------------------------    ------------------------------

  12/18/97     12/18/97      Central Newspapers Inc             Publish newspapers                   Central Newspapers Inc
  03/30/98     12/19/97      ASR Investments Corp               Real estate investment trust         United Dominion Realty Tr Inc
  05/01/98     12/19/97      IPC Information Systems Inc        Mnfr telecommunications equip        Cable Systems International
  06/03/98     12/19/97      Eclipse Telecommunications Inc     Pvd radiotelecommunication svc       IXC Communications Inc
  01/27/98     12/19/97      Software Artistry Inc              Develop help-desk software           Tivoli Systems Inc(IBM Corp)
  03/17/98     12/29/97      Heartstream Inc                    Mnfr defibrillators                  Hewlett-Packard Co
  02/09/98     12/29/97      Holmes Protection Group Inc        Provide security systems svcs        Tyco International Ltd
  05/22/98     12/31/97      Red Lion Inns LP                   Own,op hotels                        Boykin Lodging Co
  04/01/98     01/06/98      Schult Homes Corp                  Manufacture mobile homes             Oakwood Homes Corp
  06/30/98     01/12/98      CBT Corp,Paducah,Kentucky          Bank holding co                      Mercantile Bancorp,St Louis,MO
  05/06/98     01/26/98      TransAmerican Waste Industries     Pvd waste management services        USA Waste Services Inc
  03/03/98     01/27/98      State of the Art Inc               Develop financial software           Sage Group PLC
  02/02/98     02/02/98      Comdisco Inc                       Whl,lease computers                  Investor Group
  06/09/98     02/04/98      TresCom International Inc          Pvd communications svcs              Primus Telecommunications
  06/30/98     02/09/98      PonceBank                          Savings and loan                     Banco Bilbao Vizcaya SA
  04/16/98     02/09/98      Summit Care Corp                   Provide nursing services             Fountain View(Heritage)
  03/11/98     02/10/98      Liberty Corp                       Life ins co;own,op TV stn            Liberty Corp
  06/10/98     02/11/98      MTL Inc                            Pvd tank truck carrier svcs          Sombrero Acquisition Corp
  06/02/98     02/19/98      California State Bank              Bank holding company                 First Security Corp,Utah
  04/21/98     02/19/98      Mastering Inc                      Provied computer training svcs       PLATINUM Technology Inc
  05/04/98     02/24/98      Somatogen Inc                      Dvlp human blood substitutes         Baxter International Inc
  04/30/98     03/02/98      First Alert Inc                    Mnfr fire and burglar alarms         Sunbeam Corp
  07/02/98     03/13/98      Beverly Bancorp,Tinley Park,IL     Bank holding company                 St. Paul Bancorp,Chicago,IL
  07/10/98     03/16/98      International Murex Tech Corp      Mnfr in-vitro test systems           Abbott Laboratories
  05/28/98     03/16/98      Logic Works Inc                    Develop client/server software       PLATINUM Technology Inc
  05/27/98     03/17/98      ForeFront Group Inc                Develop software                     CBT Group PLC
  04/01/98     03/19/98      Lawter International Inc           Mnfr printing ink and resins         Lawter International Inc
  03/23/98     03/23/98      BET Holdings Inc                   Own and operate TV stations          Investor Group
  06/24/98     03/24/98      Walsh International Inc            Provide programming svcs             Cognizant Corp
  06/29/98     03/31/98      IBAH Inc                           Mnfr pharmaceutical products         Omnicare Inc
  04/04/98     04/04/98      America Online Inc                 Internet Service Provider            Goldman Sachs & Co
  07/10/98     04/06/98      MoneyGram Payment Systems Inc      Pvd money wire transfer svcs         Viad Corp
  05/19/98     04/08/98      Blessings Corp                     Mnfr plastic film products           Huntsman Packaging Corp
  05/15/98     04/09/98      Dart Group Corp                    Own,operate auto part stores         Richfood Holdings Inc
  06/15/98     05/08/98      Authentic Specialty Foods Inc      Whl,mnfr Mexican foods               Agrobios(Desc SA de CV)
  07/02/98     05/18/98      Graco Inc                          Mnfr fluid handling equipment        Graco Inc
  07/07/98     05/28/98      Donnelley Enterprise Solutions     Pvd info management services         Bowne & Co Inc
  05/30/98     05/30/98      Panavision Inc                     Mnfr camera systems                  Mafco Holdings Inc
  06/19/98     06/19/98      Tremont Corp                       Mnfr drilling lubricants             Valhi Inc
  07/01/98     07/01/98      Sotheby's Holdings Inc             Provide auctioning, RE svcs          Investor Group



                                                                               PREMIUM
                                          VALUE OF      --------------------------------------------------------
          ACQUIROR SHORT                TRANSACTION       1 DAY PRIOR TO     1 WEEK PRIOR TO    4 WEEKS PRIOR TO
       BUSINESS DESCRIPTION               ($ MIL)       ANNOUNCEMENT DATE  ANNOUNCEMENT DATE  ANNOUNCEMENT DATE
 ------------------------------          ------------   -----------------  ----------------- -------------------

 Publish newspapers                      100.0               (1.1)                 0.6                  (0.3)
 Real estate investment trust            277.0                4.4                  1.1                   2.6
 Mnfr telecommun equip                   201.7               14.3                 31.3                  14.3
 Pvd long distance tele svcs             122.2               18.0                 19.9                  14.4
 Dvlp systems mgmt software              201.9                0.0                 62.0                  57.4
 Mnfr computers, testing equip           130.6               (6.7)                18.2                  (8.6)
 Mnfr fire protection systems            117.1               (5.6)                (5.6)                (13.9)
 Real estate investment trust            276.0               (6.4)                (5.5)                 (3.4)
 Mnfr,ret factory-built homes            101.4                1.1                 10.4                  19.2
 Commercial bank holding co              275.8                3.3                  1.8                  19.5
 Pvd waste disposal services             142.3               51.4                 36.6                  78.6
 Dvlp,whl accounting software            245.2               33.3                 35.4                  35.4
 Investor group                          109.0                0.0                  6.6                   3.8
 Pvd telecommunications svcs             134.7               25.2                 30.9                  51.5
 Bank;insurance;holding co               164.5               12.6                 14.1                  25.8
 Own,op healthcare facilities            275.1               14.3                 31.3                  37.7
 Life ins co;own,op TV stn               124.8               11.2                 15.2                  11.5
 Investment company                      250.1               37.9                 38.5                  56.1
 Bank holding co                         276.9               11.4                 14.0                  18.8
 Develop integrated software             198.7               31.6                 25.0                  33.3
 Mnfr health care products               232.9               35.8                 39.8                  92.0
 Mnfr,whl household appliances           129.2               68.0                 90.9                 110.0
 Bank holding company                    161.8               16.5                 17.4                  19.6
 Mnfr pharmaceuticals,med equip          232.7               21.6                 38.2                  50.7
 Develop integrated software             212.9               13.0                 36.2                  57.1
 Dev educational software                147.5               17.3                 29.4                  48.5
 Mnfr printing ink and resins            130.8                0.0                  1.7                  (2.7)
 Investor group                          121.7                0.0                  0.3                  10.2
 Pvd information services                176.8                0.0                 36.8                  53.3
 Whl,retail pharmaceuticals              154.3               12.2                 61.4                  58.6
 Investment bank                         111.4               66.1                 79.3                   1.9
 Provide food catering services          293.6               11.5                 15.7                  42.4
 Prod printed,laminated films            269.7               18.7                 18.3                  34.9
 Wholesale groceries                     193.3               14.3                 11.9                  19.4
 Mnfr,whl foods products                 141.9                6.3                 13.3                  37.4
 Mnfr fluid handling equipment           190.9               (6.5)                (3.2)                 (9.1)
 Pvd printing svcs                       105.2               60.8                 61.5                  83.6
 Mnfr toilet preparations                154.4                1.2                  1.4                   1.7
 Mnfr chemicals and pigments             165.1                6.0                  5.2                   0.2
 Investor group                          118.6                0.6                 (1.1)                  1.1
                                       -----------------------------------------------------------------------
                                       AVERAGE               23.3%                29.3%                 36.9%
                                       MEDIAN                16.3%                25.0%                 29.6%
                                       =======================================================================

-------------------------------------
Source:  Securities Data Corporation

PROJECT GOLDCAP
PREMIUMS ANALYSIS: MERGERS AND ACQUISITIONS BETWEEN $100 AND $300 MILLION
------------------------------------------------------------------------------
(DOLLARS IN THOUSANDS)

                                                                                                           --------    ------------
                                              AVERAGE PREMIUM       AVERAGE PREMIUM     AVERAGE PREMIUM     IMPLIED      IMPLIED
                                              1 DAY  PRIOR TO       1 WEEK PRIOR TO     4 WEEKS PRIOR TO    EQUITY     EQUITY VALUE
                                           ANNOUNCEMENT DATE [1]   ANNOUNCEMENT DATE   ANNOUNCEMENT DATE     VALUE     PER SHARE [2]
                                           ---------------------   -----------------   -----------------   --------    -------------
Goldcap Stock Price 1 day
prior to announcement date:      $13.50           23.3%                                                    $168,332          $ 16.65


Goldcap Stock Price 1 week
prior to announcement date:      $15.00                                29.3%                                196,164            19.40


Goldcap Stock Price 4 weeks
prior to announcement date:      $13.25                                                      36.9%          183,430            18.14
                                                                                                           --------          -------

                                                                           ---------------------------------------------------------
                                                                           AVERAGE                         $182,642           $18.06
                                                                           ---------------------------------------------------------
                                                                           ---------------------------------------------------------
                                                                           MEDIAN                          $183,430           $18.14
                                                                           ---------------------------------------------------------

--------------------------------
[1] Announcement date assumed to be after the market close on July 17, 1998. [2] Assumes 10,112,629 Goldcap shares outstanding.

                                PROJECT GOLDCAP
                  PROJECTED CASH FLOWS - CONSOLIDATED COMPANY
                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                    Dec.          Dec.          Dec.        Dec.           Dec.
Projections Used In Valuation:                     1998           1999(1)       2000 (1)    2001 (1)      2002 (1)
                                                 ---------     ---------     ---------     ---------     ---------
Revenues:
   Benefits Company                              $ 150,496       163,785     $ 176,888     $ 191,039     $ 202,501
   DHMI                                             24,530        27,153        30,056        33,270        36,828
                                                 ---------     ---------     ---------     ---------     ---------
Total Revenues                                     175,026       190,938       206,944       224,309       239,329

Expenses:
   Dental Care Providers' Fees and Claim Costs      79,761        86,806        93,751       101,251       107,326
   Commisions                                       13,479        15,396        16,804        18,340        19,643
   Premium Taxes                                     1,167         1,270         1,372         1,481         1,570
   General and Administrative                       31,600        32,864        34,178        35,545        36,967
   DHMI Operating Expenses                          23,320        23,505        26,018        28,801        31,880
   Depreciation (2)                                  3,516         1,862         2,209         2,641         2,743
   Goodwill Amortization                             2,349         2,349         2,349         2,349         2,349
                                                 ---------     ---------     ---------     ---------     ---------
Total Expenses                                     155,192       164,052       176,681       190,408       202,478
   Operating Expenses                                 88.7%         85.9%         85.4%         84.9%         84.6%

Operating Income (EBIT)                             19,834        26,886        30,263        33,901        36,851
Inc. Taxes                                           9,317        12,279        13,697        15,225        16,464
                                                 ---------     ---------     ---------     ---------     ---------

After Tax Operating Income                       $  10,517     $  14,607     $  16,566     $  18,676     $  20,387
   Operating Margin                                    7.0%          8.9%          9.4%          9.8%         10.1%

CASH SOURCES
   After Tax Operating Income                    $  10,517     $  14,607     $  16,566     $  18,676     $  20,387
   Depreciation and Amortization                     5,865         4,211         4,558         4,990         5,092
   Other Cash Sources                                 (123)          690           680           734           595
                                                 ---------     ---------     ---------     ---------     ---------
TOTAL SOURCES                                    $  16,259     $  19,508     $  21,804     $  24,400     $  26,074
                                                 =========     =========     =========     =========     =========

CASH USES
Capital Expenditures                             $   2,000     $   2,500     $   3,000     $   3,000     $   3,000

   Increase in Current Assets Except Cash             (162)        1,420         1,416         1,534         1,291
   Increase in Current Liabilities Except Debt        (246)        2,257         2,218         2,397         1,956

Increase/(Decrease) in Net Working Capital              84          (837)         (802)         (863)         (666)
Other Cash Uses                                       (127)          833           824           891           730
                                                 ---------     ---------     ---------     ---------     ---------
TOTAL USES                                       $   1,957     $   2,497     $   3,023     $   3,028     $   3,064
                                                 =========     =========     =========     =========     =========

------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                                 $  17,011     $  18,781     $  21,373     $  23,010
------------------------------------------------------------------------------------------------------------------


                                                   Dec.         Terminal
Projections Used In Valuation:                    2003 (2)       Value
                                                 ---------     ---------
Revenues:
   Benefits Company                              $ 214,651     $ 214,651
   DHMI                                             40,766        40,766
                                                 ---------     ---------
Total Revenues                                     255,417       255,417

Expenses:
   Dental Care Providers' Fees and Claim Costs     113,765       113,765
   Commisions                                       21,036        21,036
   Premium Taxes                                     1,665         1,665
   General and Administrative                       38,446        38,446
   DHMI Operating Expenses                          35,289        35,289
   Depreciation (2)                                  2,862         2,862
   Goodwill Amortization                             2,349         2,349
                                                 ---------     ---------
Total Expenses                                     215,412       215,412
   Operating Expenses                                 84.3%         84.3%

Operating Income (EBIT)                             40,005        40,005
Inc. Taxes                                          17,789        17,789
                                                 ---------     ---------

After Tax Operating Income                       $  22,216     $  22,216
   Operating Margin                                   10.3%         10.3%

CASH SOURCES
   After Tax Operating Income                    $  22,216     $  22,216
   Depreciation and Amortization                     5,211         5,211
   Other Cash Sources                                  631           631
                                                 ---------     ---------

TOTAL SOURCES                                    $  28,058     $  28,058
                                                 =========     =========

CASH USES
Capital Expenditures                             $   3,000     $   3,000

   Increase in Current Assets Except Cash            1,377         1,377
   Increase in Current Liabilities Except Debt       2,077         2,077

Increase/(Decrease) in Net Working Capital            (700)         (700)
Other Cash Uses                                        775           775
                                                 ---------     ---------
TOTAL USES                                       $   3,075     $   3,075
                                                 =========     =========
------------------------------------------------------------------------
FREE CASH FLOW                                   $  24,983     $  24,983
------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------
                                                               Discount Rate (WACC)          Present Value of Cash Flows
------------------------------------------------------------------------------------------------------------------------
                                                                   10.00%                              $78,272
                                                                   11.00%                              $76,179
                                                                   12.00%                              $74,172
                                                                   13.00%                              $72,247
                                                                   14.00%                              $70,398
                                                                   15.00%                              $68,623
                                                                   -----------------------------------------------------


(1)  Projections provided by the Company as of July 10, 1998.
(2) Depreciation excludes transaction cost amortization.

                                PROJECT GOLDCAP
          EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)

-------------------------------------------------               --------------------------------------------------------------------
                SUMMARY:                                        Weighted Average Cost of Capital (WACC)      10.00%     11.00%
-------------------------------------------------               -----------------------------------------------------------------
WACC :                                     12.00%
Multiple:                                   8.00                Present Value of Cash Flows:                $ 78,272     $ 76,179
EBIT Terminal Value:                     $40,005
                                                                -----------------------------------------------------------------

Present Value of Cash Flows:             $74,172                Present Value of Terminal Value:
Present Value of Terminal Value:        $181,599                                                6.0 x       $149,040     $142,446
                                      ----------                                                7.0         $173,880     $166,187
Total Value:                            $255,772                Multiple                        8.0         $198,720     $189,928
                                      ==========                                                9.0         $223,560     $213,669
                                                                                               10.0         $248,400     $237,410
Plus: Cash  (1)                          $15,568                                               11.0         $273,240     $261,151
Less: Debt  (1)                          $81,144
                                      ----------

Equity Value                            $190,196
                                      ===========               -----------------------------------------------------------------
Equity Value per share                    $18.81
------------------------------------------------
                                                                Total Value:
                                                                                                6.0 x       $227,312     $218,625
(1)  As of 3/31/98.  Includes present value of                                                  7.0         $252,152     $242,366
     DentLease funding obligation and preferred                 Multiple                        8.0         $276,992     $266,107
     stock purchase obligation.                                                                 9.0         $301,832     $289,848
                                                                                               10.0         $326,672     $313,589
                                                                                               11.0         $351,512     $337,330

                                                                -----------------------------------------------------------------

                                                                Equity Value:
                                                                                               6.0 x        $161,736     $153,049
                                                                                               7.0          $186,576     $176,790
                                                                Multiple                       8.0          $211,416     $200,531
                                                                                               9.0          $236,256     $224,272
                                                                                              10.0          $261,096     $248,013
                                                                                              11.0          $285,936     $271,754

                                                                -----------------------------------------------------------------

                                                                Equity Value:
                                                                                               6.0 x        $  15.99     $  15.13
                                                                                               7.0          $  18.45     $  17.48
                                                                Multiple                       8.0          $  20.91     $  19.83
                                                                                               9.0          $  23.36     $  22.18
                                                                                              10.0          $  25.82     $  24.53
                                                                                              11.0          $  28.28     $  26.87

                                                                -----------------------------------------------------------------

                                                                Implied Total Value / Calendar 1998 EBIT Multiple:
                                                                                               6.0 x             8.5 x        8.1 x
                                                                                               7.0               9.4          9.0
                                                                Multiple                       8.0              10.3          9.9
                                                                                               9.0              11.2         10.8
                                                                                              10.0              12.2         11.7
                                                                                              11.0              13.1         12.5
                                                                -----------------------------------------------------------------




----------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)        12.00%          13.00%         14.00%         15.00%
----------------------------------------------------------------------------------------------------

Present Value of Cash Flows:                   $ 74,172        $ 72,247       $ 70,398      $ 68,623

----------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                               $136,199        $130,279       $124,664      $119,337
                                               $158,899        $151,992       $145,441      $139,227
Multiple                                       $181,599        $173,705       $166,219      $159,116
                                               $204,299        $195,418       $186,996      $179,006
                                               $226,999        $217,131       $207,773      $198,896
                                               $249,699        $238,844       $228,551      $218,785

----------------------------------------------------------------------------------------------------


Total Value:
                                               $210,372        $202,525       $195,062      $187,960
                                               $233,072        $224,238       $215,840      $207,850
Multiple                                       $255,772        $245,952       $236,617      $227,740
                                               $278,471        $267,665       $257,394      $247,629
                                               $301,171        $289,378       $278,172      $267,519
                                               $323,871        $311,091       $298,949      $287,408

----------------------------------------------------------------------------------------------------

Equity Value:
                                               $144,796        $136,949       $129,486      $122,384
                                               $167,496        $158,662       $150,264      $142,274
Multiple                                       $190,196        $180,376       $171,041      $162,164
                                               $212,895        $202,089       $191,818      $182,053
                                               $235,595        $223,802       $212,596      $201,943
                                               $258,295        $245,515       $233,373      $221,832

----------------------------------------------------------------------------------------------------

Equity Value:
                                               $  14.32        $  13.54       $  12.80      $  12.10
                                               $  16.56        $  15.69       $  14.86      $  14.07
Multiple                                       $  18.81        $  17.84       $  16.91      $  16.04
                                               $  21.05        $  19.98       $  18.97      $  18.00
                                               $  23.30        $  22.13       $  21.02      $  19.97
                                               $  25.54        $  24.28       $  23.08      $  21.94

----------------------------------------------------------------------------------------------------

Implied Total Value / Calendar 1998 EBIT Multiple:
                                                    7.8 x           7.5 x          7.3 x         7.0 x
                                                    8.7             8.3            8.0           7.7
Multiple                                            9.5             9.1            8.8           8.5
                                                   10.4            10.0            9.6           9.2
                                                   11.2            10.8           10.3          10.0
                                                   12.0            11.6           11.1          10.7
----------------------------------------------------------------------------------------------------

                                PROJECT GOLDCAP
                          EBITDA MULTIPLE METHODOLOGY
                             (DOLLARS IN THOUSANDS)


-----------------------------------------------                 --------------------------------------------------------------------
                SUMMARY:                                        Weighted Average Cost of Capital (WACC)       10.00%          11.00%
-----------------------------------------------                 --------------------------------------------------------------------
WACC :                                   12.00%
Multiple:                                  6.5                  Present Value of Cash Flows:                $ 78,272        $ 76,179
EBITDA Terminal Value:                 $45,216
                                                                --------------------------------------------------------------------

                                                                Present Value of Terminal Value:
Present Value of Cash Flows:           $74,172                                               5.0 x          $140,378        $134,167
Present Value of Terminal Value:      $166,769                                               5.5            $154,416        $147,584
                                     ---------                                               6.0            $168,453        $161,001
Total Value:                          $240,941                  Multiple                     6.5            $182,491        $174,418
                                     =========                                               7.0            $196,529        $187,834
Plus: Cash  (1)                        $15,568                                               7.5            $210,567        $201,251
Less: Debt (1)                         $81,144                                               8.0            $224,605        $214,668
                                     ---------                  --------------------------------------------------------------------
Equity Value:                         $175,365
                                     =========
Equity Value  per Share               $  17.34
----------------------------------------------
                                                                Total Value:
                                                                                            5.O x           $218,650        $210,347
(1)  As of 3/31/98.  Includes present value of                                              5.5             $232,688        $223,763
     DentLease funding obligation and preferred                                             6.0             $246,726        $237,180
     stock purchase obligation.                                                             6.5             $260,763        $250,597
                                                                Multiple                    7.0             $274,801        $264,014
                                                                                            7.5             $288,839        $277,430
                                                                                            8.0             $302,877        $290,847

                                                                --------------------------------------------------------------------

                                                                Equity Value:
                                                                                               5.0 x        $153,074        $144,771
                                                                                               5.5          $167,112        $158,187
                                                                                               6.0          $181,150        $171,604
                                                                                               6.5          $195,187        $185,021
                                                                Multiple                       7.0          $209,225        $198,438
                                                                                               7.5          $223,263        $211,854
                                                                                               8.0          $237,301        $225,271




                                                                --------------------------------------------------------------------

                                                                Equity Value:
                                                                                               5.0 x        $15.14          $  14.32
                                                                                               5.5          $16.53          $  15.64
                                                                                               6.0          $17.91          $  16.97
                                                                                               6.5          $19.30          $  18.30
                                                                Multiple                       7.0          $20.69          $  19.62
                                                                                               7.5          $22.08          $  20.95
                                                                                               8.0          $23.47          $  22.28

                                                                --------------------------------------------------------------------

                                                                Implied Total Value / Calendar 1998 EBITDA  Multiple:
                                                                                               5.0 x           7.0 x           6.0 x
                                                                                               5.5             7.5             7.2
                                                                                               6.0             7.9             7.6
                                                                                               6.5             8.4             8.1
                                                                Multiple                       7.0             8.8             8.5
                                                                                               7.5             9.3             8.9
                                                                                               8.0             9.7             9.4


                                                                -------------------------------------------------------------------



                    PROJECT GOLDCAP
                EBITDA MULTIPLE METHODOLOGY
                  (DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)               12.00%          13.00%         14.00%         15.00%
----------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                       $ 74,172        $ 72,247       $ 70,398       $ 68,623

----------------------------------------------------------------------------------------------------------


Present Value of Terminal Value:
                                                   $128,284        $122,707       $117,419       $112,402
                                                   $141,112        $134,978       $129,161       $123,642
                                                   $153,941        $147,249       $140,903       $134,882
Multiple                                           $166,769        $159,519       $152,645       $146,122
                                                   $179,597        $171,790       $164,386       $157,362
                                                   $192,426        $184,061       $176,128       $168,603
                                                   $205,254        $196,331       $187,870       $179,843

----------------------------------------------------------------------------------------------------------

Total Value:
                                                   $202,456        $194,954       $187,817      $ 181,025
                                                   $215,285        $207,225       $199,559      $ 192,265
                                                   $228,113        $219,495       $211,301      $ 203,505
                                                   $240,941        $231,766       $223,043      $ 214,745
Multiple                                           $253,770        $244,037       $234,785      $ 225,986
                                                   $266,598        $256,307       $246,527      $ 237,226
                                                   $279,426        $268,578       $258,268      $ 248,466

----------------------------------------------------------------------------------------------------------

Equity Value:
                                                   $136,880        $129,378       $122,241      $ 115,449
                                                   $149,709        $141,649       $133,983      $ 126,689
                                                   $162,537        $153,919       $145,725      $ 137,929
                                                   $175,365        $166,190       $157,467      $ 149,169
Multiple                                           $188,194        $178,461       $169,209      $ 160,410
                                                   $201,022        $190,731       $180,951      $ 171,650
                                                   $213,850        $203,002       $192,692      $ 182,890




-----------------------------------------------------------------------------------------------------------

Equity Value:
                                                   $  13.54        $  12.79       $  12.09      $   11.42
                                                   $  14.80        $  14.01       $  13.25      $   12.53
                                                   $  16.07        $  15.22       $  14.41      $   13.64
                                                   $  17.34        $  16.43       $  15.57      $   14.75
Multiple                                           $  18.61        $  17.65       $  16.73      $   15.86
                                                   $  19.88        $  18.86       $  17.89      $   16.97
                                                   $  21.15        $  20.07       $  19.05      $   18.09

-----------------------------------------------------------------------------------------------------------


                                                        6.3 x           6.0 x          6.0 x         5.8 x
                                                        6.9             6.7            6.4           6.2
                                                        7.3             7.1            6.8           6.5
                                                        7.7             7.5            7.2           6.9
                                                        8.2             7.8            7.6           7.3
                                                        8.6             8.2            7.9           7.6
                                                        9.0             8.6            8.3           8.0

-----------------------------------------------------------------------------------------------------------

                                PROJECT GOLDCAP
                           BALANCE SHEET ASSUMPTIONS
                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------------------

                                                                   DEC.         DEC.         DEC.          DEC.         DEC.
BALANCE SHEET DATA [1]                                             1997         1998         1999          2000         2001
                                                                 ---------    ---------    ---------    ---------    ---------
Current Assets Less Cash and Equivalents
   Premiums Receivable                                           $   6,192    $   6,394    $   6,975    $   7,560    $   8,194
   Patient Accounts Receivable                                       1,668        1,655        1,801        1,945        2,101
   Income Taxes Receivable                                             175          226          246          266          287
   Deferred Income Taxes                                             5,027        5,042        5,487        5,926        6,400
   Other Current Assets                                              2,921        2,504        2,732        2,961        3,209
                                                                 ---------    ---------    ---------    ---------    ---------
                                                                    15,983       15,821       17,241       18,658       20,191

Current Liabilities Less Current Debt
   Unearned Revenue                                              $   9,538    $   9,030    $   9,827    $  10,614    $  11,463
   Accounts Payable                                                 12,016       12,040       13,103       14,151       15,284
   Accrued Interest Payable                                            109           75           95          103          112
   Dental Claims Reserves                                            1,502        1,505        1,638        1,769        1,910
   Other Current Liabilities                                         2,407        2,676        2,919        3,164        3,429
                                                                 ---------    ---------    ---------    ---------    ---------
                                                                 $  25,572       25,326       27,583       29,801       32,198

Working Capital Less Cash and Equivalents
   and Current Debt                                              ($  9,589)   ($  9,505)    ($ 10,342)  ($ 11,143)   ($ 12,006)

                            --------------------------------------------------------------------------------------------------
                            CHANGE IN NET WORKING CAPITAL                           $84         ($837)       ($802)      ($863)
                            --------------------------------------------------------------------------------------------------


Restricted Funds                                                 $    2,321    $   2,257    $   2,456    $   2,653    $   2,865
Reinsurance Receivable                                                5,417        5,644        6,142        6,634        7,164
Other Assets                                                          1,782        1,492        1,628        1,764        1,912
Aggregate Reserves for Life Policies                                  5,331        5,267        5,732        6,191        6,686
Deferred Tax Liability                                                1,887        1,866        2,031        2,193        2,369
Other Liabilities                                                       715          677          737          796          859

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
   Premiums Receivable                                                 3.90%        3.65%        3.65%        3.65%        3.65%
   Patient Accounts Receivable-% of Benefits Revenues                  1.10%        1.10%        1.10%        1.10%        1.10%
   Income Taxes Receivable-% of Benefits Revenues                      0.12%        0.15%        0.15%        0.15%        0.15%
   Deferred Income Taxes-% of Benefits Revenues                        3.32%        3.35%        3.35%        3.35%        3.35%
   Other Current Assets                                                1.84%        1.43%        1.43%        1.43%        1.43%

Current Liabilities Less Current Debt
   Unearned Revenue-% of Benefits Revenues                             6.29%        6.00%        6.00%        6.00%        6.00%
   Accounts Payable-% of Benefits Revenues                             7.93%        8.00%        8.00%        8.00%        8.00%
   Accrued Interest Payable -% of Benefits Revenues                    0.07%        0.05%        0.05%        0.05%        0.05%
   Dental Claims Reserves -% of Benefits Revenues                      0.99%        1.00%        1.00%        1.00%        1.00%
   Other Current Liabilities                                           1.52%        1.53%        1.53%        1.53%        1.53%

Restricted Funds-% of Benefits Revenues                                1.53%        1.50%        1.50%        1.50%        1.50%
Reinsurance Receivable-% of Benefits Revenues                          3.57%        3.75%        3.75%        3.75%        3.75%
Other Assets                                                           1.12%        0.85%        0.85%        0.85%        0.85%
Aggregate Reserves for Life Policies-% of Benefits Revenues            3.52%        3.50%        3.50%        3.50%        3.50%
Deferred Tax Liability-% of Benefits Revenues                          1.24%        1.24%        1.24%        1.24%        1.24%
Other Liabilities-% of Benefits Revenues                               0.47%        0.45%        0.45%        0.45%        0.45%


---------------------
(1) Projections provided by the Company as of July 10, 1998.


                                                                    DEC.         DEC.
BALANCE SHEET DATA [1]                                              2002         2003
                                                                 ---------    ---------
Current Assets Less Cash and Equivalents
   Premiums Receivable                                           $   8,743    $   9,331
   Patient Accounts Receivable                                       2,227        2,361
   Income Taxes Receivable                                             304          322
   Deferred Income Taxes                                             6,784        7,191
   Other Current Assets                                              3,424        3,654
                                                                 ---------    ---------
                                                                    21,482       22,859

Current Liabilities Less Current Debt
   Unearned Revenue                                              $  12,150    $  12,879
   Accounts Payable                                                 16,201       17,173
   Accrued Interest Payable                                            119          127
   Dental Claims Reserves                                            2,025        2,147
   Other Current Liabilities                                         3,659        3,905
                                                                 ---------    ---------
                                                                    34,154       36,231

Working Capital Less Cash and Equivalents                        ($ 12,672)   ($ 13,372)

                            -----------------------------------------------------------
                            CHANGE IN NET WORKING CAPITAL             ($666)      ($700)
                            -----------------------------------------------------------


Restricted Funds                                                  $   3,037    $   3,219
Reinsurance Receivable                                                7,594        8,050
Other Assets                                                          2,040        2,177
Aggregate Reserves for Life Policies                                  7,087        7,512
Deferred Tax Liability                                                2,511        2,661
Other Liabilities                                                       911          966

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
   Premiums Receivable                                                 3.65%        3.65%
   Patient Accounts Receivable-% of Benefits Revenues                  1.10%        1.10%
   Income Taxes Receivable-% of Benefits Revenues                      0.15%        0.15%
   Deferred Income Taxes-% of Benefits Revenues                        3.35%        3.35%
   Other Current Assets                                                1.43%        1.43%

Current Liabilities Less Current Debt
   Unearned Revenue-% of Benefits Revenues                             6.00%        6.00%
   Accounts Payable-% of Benefits Revenues                             8.00%        8.00%
   Accrued Interest Payable-% of Benefits Revenues                     0.05%        0.05%
   Dental Claims Reserves-% of Benefits Revenues                       1.00%        1.00%
   Other Current Liabilities                                           1.53%        1.53%

Restricted Funds-% of Benefits Revenues                                1.50%        1.50%
Reinsurance Receivable-% of Benefits Revenues                          3.75%        3.75%
Other Assets                                                           0.85%        0.85%
Aggregate Reserves for Life Policies-% of Benefits Revenues            3.50%        3.50%
Deferred Tax Liability-% of Benefits Revenues                          1.24%        1.24%
Other Liabilities-% of Benefits Revenues                               0.45%        0.45%

---------------------
(1) Projections provided by the Company as of July 10, 1998.

                                PROJECT GOLDCAP
                    PROJECTED CASH FLOWS - BENEFITS COMPANY
                             (DOLLARS IN THOUSANDS)


                                                     DEC.      DEC.        DEC.         DEC.         DEC.        DEC.     TERMINAL
PROJECTIONS USED IN VALUATION:                       1998    1999 (1)    2000 (1)      2001 (1)    2002 (1)    2003 (2)     VALUE
                                                   --------  --------    --------      --------    --------    --------   --------
Revenues:
   Benefits Company                                $150,496 $163,785     $176,888      $191,039    $202,501    $214,651    $214,651
   DHMI                                                   0        0            0             0           0           0           0
                                                   --------  -------     --------      --------    --------    --------    --------
Total Revenues                                      150,496  163,785      176,888       191,039     202,501     214,651     214,651

Expenses:
   Dental Care Providers' Fees and Claim Costs       79,761   86,806       93,751       101,251     107,326     113,765     113,765
   Commisions                                        13,479   15,396       16,804        18,340      19,643      21,036      21,036
   Premium Taxes                                      1,167    1,270        1,372         1,481       1,570       1,665       1,665
   General and Administrative                        31,600   32,864       34,178        35,545      36,967      38,446      38,446
   DHMI Operating Expenses                                0        0            0             0           0           0           0
   Depreciation (2)                                   3,283    1,621        1,942         2,346       2,416       2,500       2,500
   Goodwill Amortization                              1,849    1,849        1,849         1,849       1,849       1,849       1,849
                                                   --------  -------     --------      --------    --------    --------    --------
Total Expenses                                      131,139  139,806      149,896       160,812     169,771     179,261     179,261
   Operating Expenses                                  87.1%    85.4%        84.7%         84.2%       83.8%       83.5%       83.5%

Operating Income (EBIT)                              19,357   23,979       26,992        30,227      32,730      35,390      35,390
Inc. Taxes                                            8,907   10,848       12,113        13,472      14,523      15,640      15,640
                                                   --------  -------     --------      --------    --------    --------    --------
After Tax Operating Income                         $ 10,450  $13,131     $ 14,879      $ 16,755    $ 18,207    $ 19,750    $ 19,750
   Operating Margin                                     6.9%     8.0%         8.4%          8.8%        9.0%        9.2%        9.2%

CASH SOURCES
   After Tax Operating Income                      $ 10,450  $13,131     $ 14,879      $ 16,755    $ 18,207    $ 19,750    $ 19,750
   Depreciation and Amortization                      5,132    3,470        3,791         4,195       4,265       4,349       4,349
   Other Cash Sources                                  (123)     690          680           734         595         631         631
                                                   --------  -------     --------      --------    --------    --------    --------
TOTAL SOURCES                                      $ 15,459  $17,291     $ 19,350      $ 21,684    $ 23,067    $ 24,729    $ 24,729
                                                   ========  =======     ========      ========    ========    ========    ========

CASH USES
Capital Expenditures                               $  1,500  $ 2,000     $  2,500      $  2,500    $  2,500    $  2,500    $  2,500

   Increase in Current Assets Except Cash              (463)   1,160        1,144         1,235       1,001       1,061       1,061
   Increase in Current Liabilities Except Debt         (540)   2,066        2,038         2,200       1,782       1,889       1,889

Increase/(Decrease) in Net Working Capital               77     (906)        (894)         (965)       (782)       (829)       (829)
Other Cash Uses                                        (162)     797          786           849         688         729         729
                                                   --------  -------     --------      --------    --------    --------    --------
TOTAL USES                                         $  1,415  $ 1,891     $  2,393      $  2,384    $  2,406    $  2,400    $  2,400
                                                   ========  =======     ========      ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                               $15,400     $ 16,957      $ 19,300    $ 20,661    $ 22,329    $ 22,329
===================================================================================================================================


                                            --------------------------------------------------------------------------------
                                                               DISCOUNT RATE (WACC)              PRESENT VALUE OF CASH FLOWS
                                            --------------------------------------------------------------------------------
                                                                     10.00%                              $70,491
                                                                     11.00%                              $68,610
                                                                     12.00%                              $66,806
                                                                     13.00%                              $65,075
                                                                     14.00%                              $63,414
                                                                     15.00%                              $61,818
                                            --------------------------------------------------------------------------------

(1) Projections provided by the Company as of July 10, 1998.
(2) Depreciation and amortization excludes transaction cost amortization.

                                PROJECT GOLDCAP
          EBIT MULTIPLE METHODOLOGY FOR DISCOUNTED CASH FLOW ANALYSIS
                             (DOLLARS IN THOUSANDS)





----------------------------------------------------
                      SUMMARY:
----------------------------------------------------
WACC :                                        12.00%
Multiple:                                      8.00
EBIT Terminal Value:                      $  35,390

Present Value of Cash Flows:              $  66,806
Present Value of Terminal Value:          $ 160,650
                                          ---------
Total Value:                              $ 227,456
                                          =========

Plus: Cash (1)                            $  15,568
Less: Debt (1)                            $  62,635
                                          ---------

Equity Value                              $ 180,389
                                          =========
Equity Value per share                    $   17.84
---------------------------------------------------



(1) As of 3/31/98. Includes present value of DentLease funding obligation.





  -----------------------------------------------------------------------------------------------------------------------------
  Weighted Average Cost of Capital (WACC)           10.00%      11.00%       12.00%        13.00%       14.00%       15.00%
  -----------------------------------------------------------------------------------------------------------------------------
  Present Value of Cash Flows:                     $70,491     $68,610      $66,806       $65,075      $63,414      $61,818

  -----------------------------------------------------------------------------------------------------------------------------

  Present Value of Terminal Value:
                                          6.0x    $131,846    $126,013     $120,487      $115,250     $110,283     $105,571
                                          7.0     $153,821    $147,016     $140,569      $134,458     $128,663     $123,166
  Multiple                                8.0     $175,795    $168,018     $160,650      $153,666     $147,044     $140,761
                                          9.0     $197,770    $189,020     $180,731      $172,874     $165,424     $158,356
                                         10.0     $219,744    $210,022     $200,812      $192,083     $183,805     $175,951
                                         11.0     $241,718    $231,025     $220,894      $211,291     $202,185     $193,546

  -----------------------------------------------------------------------------------------------------------------------------

  Total Value:
                                          6.0x    $202,337    $194,623     $187,293      $180,325     $173,696     $167,388
                                          7.0     $224,312    $215,625     $207,375      $199,533     $192,077     $184,983
  Multiple                                8.0     $246,286    $236,628     $227,456      $218,741     $210,457     $202,578
                                          9.0     $268,260    $257,630     $247,537      $237,950     $228,838     $220,174
                                         10.0     $290,235    $278,632     $267,618      $257,158     $247,218     $237,769
                                         11.0     $312,209    $299,634     $287,699      $276,366     $265,599     $255,364

  -----------------------------------------------------------------------------------------------------------------------------

  Equity Value:
                                          6.0x    $155,270    $147,556     $140,226      $133,258     $126,629     $120,321
                                          7.0     $177,245    $168,558     $160,308      $152,466     $145,010     $137,916
  Multiple                                8.0     $199,219    $189,561     $180,389      $171,674     $163,390     $155,511
                                          9.0     $221,193    $210,563     $200,470      $190,883     $181,771     $173,107
                                         10.0     $243,168    $231,565     $220,551      $210,091     $200,151     $190,702
                                         11.0     $265,142    $252,567     $240,632      $229,299     $218,532     $208,297

  -----------------------------------------------------------------------------------------------------------------------------

  Equity Value:
                                          6.0x      $15.35      $14.59       $13.87        $13.18       $12.52       $11.90
                                          7.0       $17.53      $16.67       $15.85        $15.08       $14.34       $13.64
  Multiple                                8.0       $19.70      $18.74       $17.84        $16.98       $16.16       $15.38
                                          9.0       $21.87      $20.82       $19.82        $18.88       $17.97       $17.12
                                         10.0       $24.05      $22.90       $21.81        $20.78       $19.79       $18.86
                                         11.0       $26.22      $24.98       $23.80        $22.67       $21.61       $20.60

  -----------------------------------------------------------------------------------------------------------------------------

  Implied Total Value / Calendar 1998 EBIT
   Multiple:
                                          6.0x         8.4x        8.1x         7.8x          7.5x         7.2x         7.0x
                                          7.0          9.4         9.0          8.6           8.3          8.0          7.7
  Multiple                                8.0         10.3         9.9          9.5           9.1          8.8          8.4
                                          9.0         11.2        10.7         10.3           9.9          9.5          9.2
                                         10.0         12.1        11.6         11.2          10.7         10.3          9.9
                                         11.0         13.0        12.5         12.0          11.5         11.1         10.6
  -----------------------------------------------------------------------------------------------------------------------------

                                PROJECT GOLDCAP
                          EBITDA MULTIPLE METHODOLOGY
                             (DOLLARS IN THOUSANDS)


---------------------------------------------------------
                        SUMMARY:
---------------------------------------------------------
WACC:                                              12.00%
Multiple:                                            6.5
EBITDA Terminal Value:                           $39,739


Present Value of Cash Flows:                     $ 66,806
Present Value of Terminal Value:                 $146,568
                                                 --------
Total Value:                                     $213,374
                                                 ========

Plus: Cash  (1)                                  $ 15,568
Less: Debt (1)                                   $ 62,635
                                                 --------

Equity Value:                                    $166,307
                                                 ========
Equity Value  per Share                          $  16.45
---------------------------------------------------------


(1) As of 3/31/98. Includes present value of DentLease funding obligation.



---------------------------------------------------------------------------------------------------------------------------------
Weighted Average Cost of Capital (WACC)                    10.00%      11.00%       12.00%      13.00%     14.00%       15.00%
---------------------------------------------------------------------------------------------------------------------------------
Present Value of Cash Flows:                            $ 70,491    $ 68,610     $ 66,806    $ 65,075    $63,414     $ 61,818

---------------------------------------------------------------------------------------------------------------------------------

Present Value of Terminal Value:
                                       5.0x             $123,374    $117,916     $112,745    $107,844   $103,196     $ 98,787
                                       5.5              $135,711    $129,707     $124,019    $118,628   $113,516     $108,665
                                       6.0              $148,049    $141,499     $135,294    $129,412   $123,835     $118,544
Multiple                               6.5              $160,386    $153,291     $146,568    $140,197   $134,155     $128,422
                                       7.0              $172,724    $165,082     $157,843    $150,981   $144,474     $138,301
                                       7.5              $185,061    $176,874     $169,117    $161,766   $154,794     $148,180
                                       8.0              $197,398    $188,665     $180,392    $172,550   $165,114     $158,058

---------------------------------------------------------------------------------------------------------------------------------

Total Value:
                                       5.0x             $193,865    $186,526     $179,551    $172,919   $166,609     $160,604
                                       5.5              $206,202    $198,317     $190,825    $183,703   $176,929     $170,483
                                       6.0              $218,539    $210,109     $202,100    $194,487   $187,249     $180,362
                                       6.5              $230,877    $221,900     $213,374    $205,272   $197,568     $190,240
Multiple                               7.0              $243,214    $233,692     $224,649    $216,056   $207,888     $200,119
                                       7.5              $255,552    $245,483     $235,923    $226,841   $218,207     $209,998
                                       8.0              $267,889    $257,275     $247,198    $237,625   $228,527     $219,876

---------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                       5.0x             $146,798    $139,459     $132,484    $125,852   $119,542     $113,537
                                       5.5              $159,135    $151,250     $143,758    $136,636   $129,862     $123,416
                                       6.0              $171,472    $163,042     $155,033    $147,420   $140,182     $133,295
                                       6.5              $183,810    $174,833     $166,307    $158,205   $150,501     $143,173
Multiple                               7.0              $196,147    $186,625     $177,582    $168,989   $160,821     $153,052
                                       7.5              $208,485    $198,416     $188,856    $179,774   $171,140     $162,931
                                       8.0              $220,822    $210,208     $200,131    $190,558   $181,460     $172,809

---------------------------------------------------------------------------------------------------------------------------------

Equity Value:
                                       5.0x             $  14.52    $  13.79     $  13.10    $  12.45   $  11.82     $  11.23
                                       5.5              $  15.74    $  14.96     $  14.22    $  13.51   $  12.84     $  12.20
                                       6.0              $  16.96    $  16.12     $  15.33    $  14.58   $  13.86     $  13.18
                                       6.5              $  18.18    $  17.29     $  16.45    $  15.64   $  14.88     $  14.16
Multiple                               7.0              $  19.40    $  18.45     $  17.56    $  16.71   $  15.90     $  15.13
                                       7.5              $  20.62    $  19.62     $  18.68    $  17.78   $  16.92     $  16.11
                                       8.0              $  21.84    $  20.79     $  19.79    $  18.84   $  17.94     $  17.09

---------------------------------------------------------------------------------------------------------------------------------

Implied Total Value / Calendar 1998 EBITDA  Multiple:
                                       5.0x                  7.1x        6.8x         6.5X        6.3x       6.1x         5.9x
                                       5.5                   7.5         7.2          7.0         6.7        6.4          6.2
                                       6.0                   8.0         7.7          7.4         7.1        6.8          6.6
                                       6.5                   8.4         8.1          7.8         7.5        7.2          6.9
Multiple                               7.0                   8.9         8.5          8.2         7.9        7.6          7.3
                                       7.5                   9.3         8.9          8.6         8.3        7.9          7.7
                                       8.0                   9.8         9.4          9.0         8.7        8.3          8.0
---------------------------------------------------------------------------------------------------------------------------------

                                PROJECT GOLDCAP
                           BALANCE SHEET ASSUMPTIONS
                             (DOLLARS IN THOUSANDS)


                                                  DEC.       DEC.        DEC.       DEC.        DEC.        DEC.         DEC.
BALANCE SHEET DATA [1]                           1997        1998        1999       2000        2001        2002         2003
                                               --------    --------    --------    --------    --------    --------    ----------
Current Assets Less Cash and Equivalents
         Premiums Receivable from Subscribers  $  3,991    $  3,958    $  4,307    $  4,652    $  5,024    $  5,326    $    5,645
         Patient Accounts Receivable              1,668       1,655       1,801       1,945       2,101       2,227         2,361
         Income Taxes Receivable                    175         226         246         266         287         304           322
         Deferred Income Taxes                    5,069       5,042       5,487       5,926       6,400       6,784         7,191
         Other Current Assets                     2,698       2,257       2,456       2,653       2,865       3,037         3,219
                                               --------    --------    --------    --------    --------    --------    ----------
                                                 13,601      13,138      14,298      15,442      16,677      17,678        18,739

Current Liabilities Less Current Debt
         Unearned Revenue                      $  9,538    $  9,030    $  9,827    $ 10,614    $ 11,463    $ 12,150    $   12,879
         Accounts Payable                        12,124      12,040      13,103      14,151      15,284      16,201        17,173
         Accrued Interest Payable                   109          75          82          88          95         101           107
         Dental Claims Reserves                   1,502       1,505       1,638       1,769       1,910       2,025         2,147
         Other Current Liabilities                  669         752         818         884         955       1,012         1,073
                                               --------    --------    --------    --------    --------    --------    ----------
                                                 23,942      23,402      25,468      27,506      29,706      31,489        33,378

Working Capital Less Cash and Equivalents
  and Current                                  $(10,341)   $(10,264)   $(11,170)   $(12,064)   $(13,029)   $(13,811)   $  (14,639)

              -------------------------------------------------------------------------------------------------------------------
              CHANGE IN NET WORKING CAPITAL                $     77    $   (906)   $   (894)   $  (965)    $   (782)   $     (829)
              -------------------------------------------------------------------------------------------------------------------
Restricted Funds                               $  2,321    $  2,257    $  2,456    $  2,653    $  2,865    $  3,037    $    3,219
Reinsurance Receivable                            5,417       5,644       6,142       6,634       7,164       7,594         8,050
Other Assets                                      1,454       1,129       1,229       1,327       1,433       1,519         1,610
Aggregate Reserves for Life Policies              5,331       5,267       5,732       6,191       6,686       7,087         7,512
Deferred Tax Liability                            1,887       1,866       2,031       2,193       2,369       2,511         2,661
Other Liabilities                                   715         677         737         796         859         911           966

Assumptions (Percentage of Revenues):
Current Assets Less Cash and Equivalents
         Premiums Receivable from Subscribers      2.63%       2.63%       2.63%       2.63%       2.63%       2.63%        2.63%
         Patient Accounts Receivable               1.10%       1.10%       1.10%       1.10%       1.10%       1.10%        1.10%
         Income Taxes Receivable                   0.12%       0.15%       0.15%       0.15%       0.15%       0.15%        0.15%
         Deferred Income Taxes                     3.34%       3.35%       3.35%       3.35%       3.35%       3.35%        3.35%
         Other Current Assets                      1.78%       1.50%       1.50%       1.50%       1.50%       1.50%        1.50%

Current Liabilities Less Current Debt
         Unearned Revenue                          6.29%       6.00%       6.00%       6.00%       6.00%       6.00%        6.00%
         Accounts Payable                          8.00%       8.00%       8.00%       8.00%       8.00%       8.00%        8.00%
         Accrued Interest Payable                  0.07%       0.05%       0.05%       0.05%       0.05%       0.05%        0.05%
         Dental Claims Reserves                    0.99%       1.00%       1.00%       1.00%       1.00%       1.00%        1.00%
         Other Current Liabilities                 0.44%       0.50%       0.50%       0.50%       0.50%       0.50%        0.50%

Restricted Funds                                   1.53%       1.50%       1.50%       1.50%       1.50%       1.50%        1.50%
Reinsurance Receivable                             3.57%       3.75%       3.75%       3.75%       3.75%       3.75%        3.75%
Other Assets                                       0.96%       0.75%       0.75%       0.75%       0.75%       0.75%        0.75%
Aggregate Reserves for Life Policies               3.52%       3.50%       3.50%       3.50%       3.50%       3.50%        3.50%
Deferred Tax Liability                             1.24%       1.24%       1.24%       1.24%       1.24%       1.24%        1.24%
Other Liabilities                                  0.47%       0.45%       0.45%       0.45%       0.45%       0.45%        0.45%

(1)  Projections provided by the Company as of July 10, 1998.

                                 PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
 ASSUMING $178.748 MILLION ($17.50 PER SHARE) PURCHASE PRICE FOR 100.0% OF THE
                          EQUITY BENEFITS COMPANY





                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


        EXHIBIT                                                           PAGE
--------------------------                                               ------
 Sources and Uses of Funds                                                  1

 Forecasting Assumptions                                                    2

 Income Statement                                                           3

 Cash Flow Statement                                                        4

 Balance Sheet                                                              5

 Balance Sheet - Adjustments                                                6

 Coverage Ratios and Financial Analysis                                     7

 Return Analysis at 6.50x EBITDA                                            8

 Return Analysis at 7.50x EBITDA                                            9

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
ASSUMING $178.748 MILION ($17.50 PER SHARE) PURCHASE PRICE FOR 100.0% OF THE
                                     EQUITY
                             (DOLLARS IN THOUSANDS)



 -----------------------------------------------------------------------------------------------------------
                                               SOURCES & USES OF FUNDS
 -----------------------------------------------------------------------------------------------------------
 SOURCES OF ACQUISITION FUNDS:                                 APPLICATIONS OF ACQUISITION FUNDS:
 -----------------------------                                 ----------------------------------
   Cash From Balance Sheet         $      0.0      0.0%        Cash to Purchase 100.0%
   Revolving Facility                 2,886.8      1.2%             of Equity                      $178,747.8
   Senior Term Loan                  50,000.0     20.4%        Paydown of Existing Debt              52,854.0
   Subordinated Debt                100,000.0     40.9%        Cash Fees and Expenses                12,916.0
                                                                                                   ----------
   Redeemable Preferred Stock        86,568.8     35.4%
   Common Stock                       4,556.3      1.9%
   Management Investment                506.0      0.2%
                                   ----------


 TOTAL SOURCES                     $244,517.8                  TOTAL APPLICATIONS                  $244,517.8
                                   ==========                                                      ==========
 ------------------------------------------------------------------------------------------------------------


                                                                              Projected Years Ending December 31,
                                                          --------------------------------------------------------------------------
                                                              1999            2000            2001            2002         2003
------------------------------------------------------------------------------------------------------------------------------------
INCOME STATEMENT ITEMS:

Net Sales                                                 $ 163,785.0     $ 176,888.0     $ 191,039.0     $ 202,501.4   $ 214,651.5

EBIT                                                         21,393.8        24,409.2        27,644.1        30,147.4      32,807.0
   % of Net Sales                                               13.06%          13.80%          14.47%          14.89%        15.28%

Pretax Income                                                 6,997.8        10,672.1        15,517.0        19,238.3      23,309.0
   % of Net Sales                                                 4.3%            6.0%            8.1%            9.5%         10.9%
                                                          -------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                  $(5,286.3)      $(3,984.1)      $(2,077.9)        $(929.8)       $319.7
 % OF NET SALES                                                 (3.23)%         (2.25)%         (1.09)%         (0.46)%        0.15%
-----------------------------------------------------------------------------------------------------------------------------------

CASH FLOW ITEMS:

Cash Flow From Operations                                 $   1,303.1     $   2,916.3     $   5,267.2     $   6,378.4   $   7,739.5

Cash Flow From Investing                                     (1,734.7)       (2,238.0)       (2,217.0)       (2,270.8)     (2,257.0)

Cash Flow From Financing                                      5,556.9         4,422.6         3,374.8         2,422.3       1,574.5
                                                          -------------------------------------------------------------------------

Cash Flow (Deficit) Available to Decrease
 (Increase) Revolver or Increase Cash                     $   5,125.2     $   5,100.9     $   6,425.0     $   6,529.9   $   7,057.0
                                                          =========================================================================

                                            Pro Forma
BALANCE SHEET ITEMS:                           1998
                                               ----
Cash and Equivalents                        $  13,000.0   $  15,648.8     $  20,339.3     $  26,764.4     $  33,294.2   $  40,351.2

  Revolving Facility                            2,886.8         410.3             0.0             0.0             0.0           0.0
  Senior Term Loan                             50,000.0      46,900.0        41,800.0        34,700.0        25,600.0      14,500.0
  Subordinated Debt                           100,000.0     100,000.0       100,000.0       100,000.0       100,000.0     100,000.0
  Preferred Stock                              86,568.8      95,225.6       104,748.2       115,223.0       126,745.3     139,419.8
                                            ----------------------------------------------------------------------------------------
     Total Debt and Preferred Stock           239,455.5     242,535.9       246,548.2       249,923.0       252,345.3     253,919.8

Total Stockholders' Equity                   (149,116.5)   (154,402.8)     (158,386.9)     (160,464.8)     (161,394.6)   (161,074.9)
                                            ----------------------------------------------------------------------------------------

Total Invested Capital                      $  90,339.0   $  88,133.1     $  88,161.3     $  89,458.2     $  90,950.7   $  92,844.9
                                            ========================================================================================


                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)
FORECASTING ASSUMPTIONS

                                                                                       Projected Years Ending December 31,
                                                             Proj.   --------------------------------------------------------------
INCOME STATEMENT                                             1998         1999        2000         2001         2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
Revenue Growth
   Subscriber  Premiums                                       4.95%        8.83%       8.00%        8.00%        6.00%        6.00%
   Dental Health Management                                     NM           NM          NM           NM           NM           NM
   Other Revenue                                           -100.00%          NM          NM           NM           NM           NM
                                                         -------------------------------------------------------------------------
      Total Revenue Growth                                   -5.19%        8.83%       8.00%        8.00%        6.00%        6.00%

Provider Fees and Claim Costs as a % of Subscriber
  Premiums                                                   53.00%       53.00%      53.00%       53.00%       53.00%       53.00%
Commissions as a % of Subscriber Premiums                     8.96%        9.40%       9.50%        9.60%        9.70%        9.80%
Premium Taxes as a % of Subscriber Premiums                   0.78%        0.78%       0.78%        0.78%        0.78%        0.78%
Benefits Co. G&A Expense as a % of Subscriber Premiums       21.00%       20.07%      19.32%       18.61%       18.26%       17.91%
DHMI G&A Expense as a % of DHMI Revenues                        NA         0.00%       0.00%        0.00%        0.00%        0.00%

      EBITDA Margin                                          16.27%       16.76%      17.40%       18.02%       18.27%       18.51%

Depreciation                                             $ 3,283.0     $1,623.0    $1,942.0     $1,799.0     $1,939.2     $1,829.4
Depreciation as a % of Net Sales                              2.18%        0.99%       1.10%        0.94%        0.96%        0.85%

Existing Amortization                                    $ 1,849.0     $1,849.0    $1,849.0     $1,849.0     $1,849.0     $1,849.0
Existing Amortization as a % of Net Sales                     1.23%        1.13%       1.05%        0.97%        0.91%        0.86%

      EBIT Margin                                             12.9%        13.1%       13.8%        14.5%        14.9%        15.3%

Interest Expense:
  Revolving Facility                                            NM         8.25%       8.25%        8.25%        8.25%        8.25%
  Senior Term Loan                                              NM         8.45%       8.45%        8.45%        8.45%        8.45%
  Subordinated Debt                                             NM        11.00%      11.00%       11.00%       11.00%       11.00%

Interest Income as % of Average Cash Balance                    NM         5.00%       5.00%        5.00%        5.00%        5.00%
Other Non-Operating Exp (Inc) as a % of Net Sales             0.00%        0.00%       0.00%        0.00%        0.00%        0.00%

Income Taxes as a % of Pretax                                37.64%       41.00%      41.00%       41.00%       41.00%       41.00%

Total Capital Expenditures                               $ 1,500.0     $2,000.0    $2,500.0     $2,500.0     $2,500.0     $2,500.0
  % Net Sales                                                 1.00%        1.22%       1.41%        1.31%        1.23%        1.16%

Acquisition Expenditures (At Beginning of Year)          $13,832.0     $    0.0    $    0.0     $    0.0     $    0.0     $    0.0
   Less Fair Value of Assets Acquired                          0.0          0.0         0.0          0.0          0.0          0.0
   Plus Liabilities Assumed                                    0.0          0.0         0.0          0.0          0.0          0.0
                                                         -------------------------------------------------------------------------
Additional Goodwill                                      $13,832.0     $    0.0    $    0.0     $    0.0     $    0.0     $    0.0


                                                                                       Projected Years Ending December 31,
                                                            Actual   --------------------------------------------------------------
BALANCE SHEET                                                1998         1999        2000         2001         2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
Premiums Receivable as a % of Revenues                        3.73%        3.73%       3.73%        3.73%        3.73%        3.73%
      Days in Receivables                                     13.6         13.6        13.6         13.6         13.6         13.6

Other Current Assets as a % of Revenues                       1.50%        1.50%       1.50%        1.50%        1.50%        1.50%

Restricted Funds as a % of Subscriber Premiums                1.50%        1.50%       1.50%        1.50%        1.50%        1.50%

Other Assets as a % of Subscriber Premiums                    4.50%        4.50%       4.50%        4.50%        4.50%        4.50%

Transaction Costs, Net                                   $12,916.0    $10,332.8    $7,749.6     $5,166.4     $2,583.2         $0.0
Goodwill, Net                                                  0.0          0.0         0.0          0.0          0.0          0.0

Accts Payable as a % of Revenues                              8.00%        8.00%       8.00%        8.00%        8.00%        8.00%
      Days in Payables                                        29.2         29.2        29.2         29.2         29.2         29.2

Unearned Revenue as a % of Net Sales                          6.00%        6.00%       6.00%        6.00%        6.00%        6.00%
Accrued Interest Payable as a % of Net Sales                  0.05%        0.05%       0.05%        0.05%        0.05%        0.05%
Dental Claims Reserves as a % of Net Sales                    1.00%        1.00%       1.00%        1.00%        1.00%        1.00%
Other Current Liabilities as % Net Sales                      0.50%        0.50%       0.50%        0.50%        0.50%        0.50%
----------------------------------------------------------------------------------------------------------------------------------
DEBT AS A PERCENTAGE OF ORIGINAL BALANCE:
  REVOLVING FACILITY                                        100.00%       14.21%       0.00%        0.00%        0.00%        0.00%
  SENIOR TERM LOAN                                          100.00%       93.80%      83.60%       69.40%       51.20%       29.00%
  SUBORDINATED DEBT                                         100.00%      100.00%     100.00%      100.00%      100.00%      100.00%
  REDEEMABLE PREFERRED STOCK                                100.00%      110.00%     121.00%      133.10%      146.41%      161.05%
----------------------------------------------------------------------------------------------------------------------------------

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                     Projected Years Ending December 31,
                                               Actual      Proj.    ---------------------------------------------------------------
INCOME STATEMENT                               1997        1998         1999         2000         2001         2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
Net Sales
   Subscriber  Premiums                     $143,396.0  $150,496.0   $163,785.0   $176,888.0   $191,039.0   $202,501.4   $214,651.5
   Dental Health Management                    7,113.0         0.0          0.0          0.0          0.0          0.0          0.0
   Other Revenue                               8,217.0         0.0          0.0          0.0          0.0          0.0          0.0
                                            ---------------------------------------------------------------------------------------
      TOTAL NET SALES                        158,726.0   150,496.0    163,785.0    176,888.0    191,039.0    202,501.4    214,651.5

Expenses
   Provider Fees and Claim Costs              79,690.0    79,761.0     86,806.1     93,750.6    101,250.7    107,325.7    113,765.3
   Commissions                                13,272.0    13,479.0     15,396.0     16,804.0     18,340.0     19,643.0     21,036.0
   Premium Taxes                               1,047.0     1,167.0      1,270.0      1,372.0      1,481.0      1,570.0      1,665.0
   Benefits Co. G&A Expense                   36,918.0    31,600.0     32,864.0     34,178.0     35,545.0     36,967.0     38,446.0
   DHMI G&A Expense                                0.0         0.0          0.0          0.0          0.0          0.0          0.0
                                            ---------------------------------------------------------------------------------------
      Total Expenses                         130,927.0   126,007.0    136,336.1    146,104.6    156,616.7    165,505.7    174,912.3

      EBITDA                                  27,799.0    24,489.0     27,449.0     30,783.4     34,422.3     36,995.6     39,739.2

Depreciation                                   5,735.0     3,283.0      1,623.0      1,942.0      2,346.0      2,416.0      2,500.0
Existing Amortization                              0.0     1,849.0      1,849.0      1,849.0      1,849.0      1,849.0      1,849.0
Acquisition-Related Amortization (30 Years)        0.0         0.0          0.0          0.0          0.0          0.0          0.0
Goodwill Amortization (40 Years)                   0.0         0.0          0.0          0.0          0.0          0.0          0.0
Amortization of Transaction Costs (5 Years)        0.0         0.0      2,583.2      2,583.2      2,583.2      2,583.2      2,583.2
                                            ---------------------------------------------------------------------------------------

      EBIT                                    22,064.0    19,357.0     21,393.8     24,409.2     27,644.1     30,147.4     32,807.0

Interest Expense:
  Revolving Facility                               0.0         0.0        136.0         16.9          0.0          0.0          0.0
  Senior Term Loan                                 0.0         0.0      4,094.0      3,747.6      3,232.1      2,547.7      1,694.2
  Subordinated Debt                                0.0         0.0     11,000.0     11,000.0     11,000.0     11,000.0     11,000.0
  Other Interest Expense/(Income)              2,514.0     3,384.0       (834.1)    (1,027.5)    (2,105.0)    (2,638.5)    (3,196.2)
                                            ---------------------------------------------------------------------------------------
    Net Cash Interest Expense                  2,514.0     3,384.0     14,396.0     13,737.0     12,127.2     10,909.1      9,498.0

Other Non-Operating Expense (Inc.)                 2.0         0.0          0.0          0.0          0.0          0.0          0.0
                                            ---------------------------------------------------------------------------------------

      INCOME BEFORE INCOME TAXES              19,548.0    15,973.0      6,997.8     10,672.1     15,517.0     19,238.3     23,309.0

Income Taxes                                   8,466.0     6,709.0      3,627.2      5,133.7      7,120.1      8,645.8     10,314.8
Extraordinary Loss                                 0.0         0.0          0.0          0.0          0.0          0.0          0.0
Preferred Dividend - 10% PIK                       0.0         0.0      8,656.9      9,522.6     10,474.8     11,522.3     12,674.5
                                            ---------------------------------------------------------------------------------------

NET INCOME AVAIL. TO COMMON                 $ 11,082.0  $  9,264.0   $ (5,286.3)  $ (3,984.1)  $ (2,077.9)  $   (929.8)  $    319.7
===================================================================================================================================

INCOME RATIOS & ANALYSIS:
EBITDA as a % of Net Sales                       17.51%      16.27%       16.76 %      17.40 %      18.02 %      18.27 %     18.51%
EBIT as a % of Net Sales                         13.90%      12.86%       13.06 %      13.80 %      14.47 %      14.89 %     15.28%
Pretax Profit as a % of Net Sales                12.32%      10.61%        4.27 %       6.03 %       8.12 %       9.50 %     10.86%
Net Income as a % of Net Sales                    6.98%       6.16%       (3.23)%      (2.25)%      (1.09)%      (0.46)%      0.15%

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)



                                                                                   Projected Years Ending December 31,
                                                                    ----------------------------------------------------------------
CASH FLOW STATEMENT                                                      1999         2000         2001         2002           2003
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATIONS

Net Income Available to Common                                        $(5,286.3)   $(3,984.1)   $(2,077.9)   $  (929.8)      $319.7
Adjustments to Reconcile Net Income to Net Cash Provided
by (Used for) Operating Activities:
    Depreciation and Existing Amortization                              3,472.0      3,791.0      4,195.0      4,265.0      4,349.0
    Acquisition-Related Amortization (30 Year Amortization)                 0.0          0.0          0.0          0.0          0.0
    Transaction Costs (5 Year Amortization)                             2,583.2      2,583.2      2,583.2      2,583.2      2,583.2
    Goodwill (40 Year Amortization)                                         0.0          0.0          0.0          0.0          0.0
                                                                      --------------------------------------------------------------
RECONCILIATION SUB TOTAL                                                6,055.2      6,374.2      6,778.2      6,848.2      6,932.2

         Change in Current Assets Except Cash                          (1,159.9)    (1,143.2)    (1,236.0)    (1,000.4)    (1,060.4)
         Change in Current Liabilities Except Debt                      2,066.4      2,037.5      2,200.5      1,782.4      1,889.3
                                                                      --------------------------------------------------------------

NET SOURCE (USE) OF CASH PROVIDED BY WORKING CAPITAL                      906.5        894.3        964.5        782.0        829.0
                                                                      --------------------------------------------------------------

         Change in Deferred Tax Asset                                       0.0          0.0          0.0          0.0          0.0
         Change in Other Assets                                          (597.0)      (589.6)      (636.8)      (515.8)      (546.7)
         Change in Other Liabilities                                      224.6        221.5        239.2        193.8        205.4
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) OPERATIONS                              1,303.1      2,916.3      5,267.2      6,378.4      7,739.5
                                                                      ==============================================================


CASH FLOWS FROM INVESTING ACTIVITIES

    Acquisition of Property and Equipment                              (2,000.0)    (2,500.0)    (2,500.0)    (2,500.0)    (2,500.0)
    Acquisition of Businesses, Net of Cash Acquired                         0.0          0.0          0.0          0.0          0.0
    Change in Restricted Funds                                           (199.8)      (196.5)      (212.3)      (171.9)      (182.3)
    Change in Aggregate Reserves for Life Policies and Contracts          465.1        458.6        495.3        401.2        425.2
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) INVESTMENTS                            (1,734.7)    (2,238.0)    (2,217.0)    (2,270.8)    (2,257.0)
                                                                      ==============================================================


CASH FLOWS FROM FINANCING ACTIVITIES:

    Net Borrowings (Repayments) Under Senior Debt                      (3,100.0)    (5,100.0)    (7,100.0)    (9,100.0)   (11,100.0)
    Net Borrowings (Repayments) Under Subordinated Debt                     0.0          0.0          0.0          0.0          0.0
    Paydown of Assumed Liabilities                                          0.0          0.0          0.0          0.0          0.0
    Payments of Dividends on Preferred Stock                            8,656.9      9,522.6     10,474.8     11,522.3     12,674.5
                                                                      --------------------------------------------------------------

NET CASH PROVIDED BY (USED FOR) FINANCING                             $ 5,556.9    $ 4,422.6    $ 3,374.8    $ 2,422.3   $  1,574.5
                                                                      ==============================================================


AFFECT ON SENIOR REVOLVING FACILITY:

Cash From Balance Sheet (previous year)                               $13,000.0    $15,648.8    $20,339.3    $26,764.4   $ 33,294.2
Minimum Cash Balance                                                   15,648.8     16,740.7     17,919.9     18,875.1     19,887.6
                                                                      --------------------------------------------------------------
Cash Available (Required) From Balance Sheet                           (2,648.8)    (1,091.9)     2,419.4      7,889.2     13,406.6

Cash Flow (Deficit) Available to (Increase) Decrease Revolver           5,125.2      5,100.9      6,425.0      6,529.9      7,057.0
Total Cash Available (Required)                                         2,476.5      4,009.0      8,844.4     14,419.1     20,463.6

Beginning Balance of Senior Revolving Facility                          2,886.8        410.3          0.0          0.0          0.0
                                                                      --------------------------------------------------------------
Cash Used to Decrease (Increase) Senior Revolving Facility              2,476.5        410.3          0.0          0.0          0.0
                                                                      --------------------------------------------------------------

Ending Balance of Senior Revolving Facility                           $   410.3    $     0.0    $     0.0    $     0.0   $      0.0
                                                                      ==============================================================

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)



                                                                                    Projected Years Ending December 31,
                                                        Pro Forma  ----------------------------------------------------------------
BALANCE SHEET                                             1998         1999          2000         2001         2002         2003
-----------------------------------------------------------------------------------------------------------------------------------
Cash and Equivalents                                 $  13,000.0  $  15,648.8   $  20,339.3  $  26,764.4  $  33,294.2  $  40,351.2
Receivable, Net                                          5,613.0      6,108.6       6,597.3      7,125.1      7,552.6      8,005.8
Income Tax Receivable                                      226.0        246.0         265.0        287.0        304.0        322.0
Deferred Tax Asset                                       5,042.0      5,487.0       5,926.0      6,400.0      6,784.0      7,191.0
Other Current Assets                                     2,257.0      2,456.3       2,652.8      2,865.0      3,036.9      3,219.1
                                                     ------------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                26,138.0     29,946.7      35,780.5     43,441.5     50,971.8     59,089.1

Restricted Funds                                         2,257.0      2,456.8       2,653.3      2,865.6      3,037.5      3,219.8

Fixed Assets                                             2,696.0      4,696.0       7,196.0      9,696.0     12,196.0     14,696.0
Less: Accumulated Depreciation                               0.0      1,623.0       3,565.0      5,911.0      8,327.0     10,827.0
                                                     ------------------------------------------------------------------------------
      NET FIXED ASSETS                                   2,696.0      3,073.0       3,631.0      3,785.0      3,869.0      3,869.0

Transaction Costs (5 Year Amortization)                 12,916.0     10,332.8       7,749.6      5,166.4      2,583.2          0.0
New Goodwill (40 Year Amortization)                          0.0          0.0           0.0          0.0          0.0          0.0
Existing Goodwill (40 Year Amortization)                70,772.0     68,923.0      67,074.0     65,225.0     63,376.0     61,527.0
Acquisition Goodwill (30 Year Amortization)                  0.0          0.0           0.0          0.0          0.0          0.0
Deferred Tax Asset                                           0.0          0.0           0.0          0.0          0.0          0.0
Other Assets                                             6,773.0      7,370.0       7,959.6      8,596.4      9,112.2      9,658.9
                                                     ------------------------------------------------------------------------------

TOTAL ASSETS                                         $ 121,552.0  $ 122,102.3   $ 124,848.0  $ 129,079.9  $ 132,949.7  $ 137,363.8
                                                     ==============================================================================


Accounts Payable and Accrued Expenses                $  12,040.0  $  13,103.1   $  14,151.4  $  15,283.5  $  16,200.5  $  17,172.6
Unearned Revenue                                         9,030.0      9,827.4      10,613.6     11,462.6     12,150.4     12,879.4
Accrued Interest Payable                                    75.0         81.6          88.2         95.2        100.9        107.0
Dental Claims Reserves                                   1,505.0      1,637.9       1,768.9      1,910.4      2,025.1      2,146.6
Other Current Liabilities                                  752.0        818.4         883.9        954.6      1,011.9      1,072.6
                                                     ------------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                           23,402.0     25,468.4      27,505.9     29,706.4     31,488.8     33,378.1

Aggregate Reserves for Life Policies and Contracts       5,267.0      5,732.1       6,190.7      6,685.9      7,087.1      7,512.3

Long-Term Debt:
  Revolving Facility                                     2,886.8        410.3           0.0          0.0          0.0          0.0
  Senior Term Loan                                      50,000.0     46,900.0      41,800.0     34,700.0     25,600.0     14,500.0
  Subordinated Debt                                    100,000.0    100,000.0     100,000.0    100,000.0    100,000.0    100,000.0
  Redeemable Preferred Stock                            86,568.8     95,225.6     104,748.2    115,223.0    126,745.3    139,419.8
                                                     ------------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock               239,455.5    242,535.9     246,548.2    249,923.0    252,345.3    253,919.8

Other Long-Term Liabilities                              2,544.0      2,768.6       2,990.1      3,229.3      3,423.1      3,628.5

Stockholders' Equity:
  Common Stock and Paid In Capital                     (99,562.5)   (99,562.5)    (99,562.5)   (99,562.5)   (99,562.5)   (99,562.5)
  Retained Earnings                                    (49,554.0)   (54,840.3)    (58,824.4)   (60,902.3)   (61,832.1)   (61,512.4)
                                                     ------------------------------------------------------------------------------
Total Stockholders' Equity                            (149,116.5)  (154,402.8)   (158,386.9)  (160,464.8)  (161,394.6)  (161,074.9)
                                                     ------------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                           $ 121,552.0  $ 122,102.3   $ 124,848.0  $ 129,079.9  $ 132,949.7  $ 137,363.8
                                                     ==============================================================================

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                     Proj.         Goodwill    Acquisition    Pro Forma     Valuation     Pro Forma
BALANCE SHEET ADJUSTMENTS                            1998         Write-Down   Adjustments    Acquisition   Adjustments     Close
-----------------------------------------------------------------------------------------------------------------------------------
Cash and Equivalents                                  $ 13,000.0                              $  13,000.0               $  13,000.0
Receivable, Net                                          5,613.0                                  5,613.0                   5,613.0
Income Tax Receivable                                      226.0                                    226.0                     226.0
Deferred Tax Asset                                       5,042.0                                  5,042.0                   5,042.0
Other Current Assets                                     2,257.0                                  2,257.0                   2,257.0
                                                       ----------------------------------------------------------------------------
    TOTAL CURRENT ASSETS                                26,138.0         0.0           0.0       26,138.0         0.0      26,138.0

Restricted Funds                                         2,257.0                                  2,257.0                   2,257.0

Fixed Assets                                             2,696.0                                  2,696.0                   2,696.0
Less: Accumulated Depreciation                                                                        0.0                       0.0
                                                       ----------------------------------------------------------------------------
         NET FIXED ASSETS                                2,696.0         0.0           0.0        2,696.0         0.0       2,696.0

Transaction Costs (5 Year Amortization)                      0.0                  12,916.0       12,916.0                  12,916.0
New Goodwill (40 Year Amortization)                          0.0                                      0.0                       0.0
Existing Goodwill (40 Year Amortization)                70,772.0                                 70,772.0                  70,772.0
Deferred Tax Asset                                           0.0                                      0.0                       0.0
Other Assets                                             6,773.0                                  6,773.0                   6,773.0
                                                       ----------------------------------------------------------------------------

TOTAL ASSETS                                          $108,636.0    $    0.0   $  12,916.0    $ 121,552.0    $    0.0   $ 121,552.0
                                                      =============================================================================


Current Maturities of Long-Term Debt                  $      0.0                              $       0.0               $       0.0
Line of Credit                                               0.0                                      0.0                       0.0
Accounts Payable and Accrued Expenses                   12,040.0                                 12,040.0                  12,040.0
Unearned Revenue                                         9,030.0                                  9,030.0                   9,030.0
Accrued Interest Payable                                    75.0                                     75.0                      75.0
Dental Claims Reserves                                   1,505.0                                  1,505.0                   1,505.0
Other Current Liabilities                                  752.0                                    752.0                     752.0
                                                       ----------------------------------------------------------------------------
    TOTAL CURRENT LIABILITIES                           23,402.0         0.0           0.0       23,402.0         0.0      23,402.0

Aggregate Reserves for Life Policies and Contracts       5,267.0                                  5,267.0                   5,267.0

Long-Term Debt:
  Existing Capital Leases and Notes Payable             52,854.0                 (52,854.0)           0.0                       0.0
  Revolving Facility                                         0.0                   2,886.8        2,886.8                   2,886.8
  Senior Term Loan                                           0.0                  50,000.0       50,000.0                  50,000.0
  Subordinated Debt                                          0.0                 100,000.0      100,000.0                 100,000.0
  Redeemable Preferred Stock                                 0.0                  86,568.8       86,568.8                  86,568.8
                                                      -----------------------------------------------------------------------------
Total Long-Term Debt and Preferred Stock                52,854.0         0.0     186,601.5      239,455.5         0.0     239,455.5

Other Long-Term Liabilities                              2,544.0                                  2,544.0                   2,544.0

Stockholders' Equity:
  Common Stock and Paid In Capital                      74,123.0                (173,685.5)     (99,562.5)                (99,562.5)
  Retained Earnings                                    (49,554.0)                               (49,554.0)                (49,554.0)
                                                      -----------------------------------------------------------------------------
Total Stockholders' Equity                              24,569.0         0.0    (173,685.5)    (149,116.5)        0.0    (149,116.5)
                                                      -----------------------------------------------------------------------------

TOTAL LIABILITIES & EQUITY                            $108,636.0    $    0.0   $  12,916.0    $ 121,552.0    $    0.0   $ 121,552.0
                                                      =============================================================================

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)


                                                                                      Projected Years Ending December 31,
                                                                 ------------------------------------------------------------------
COVERAGE RATIOS & FINANCIAL ANALYSIS                                      1999         2000        2001         2002        2003
-----------------------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS:
----------------

SUBORDINATED INTEREST COVERAGE
------------------------------
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $ 27,449.0   $  30,783.4  $  34,422.3  $  36,995.6 $ 39,739.2
Subordinated Interest                                                 $ 11,000.0   $  11,000.0  $  11,000.0  $  11,000.0 $ 11,000.0
Subordinated Interest Coverage                                              2.50          2.80         3.13         3.36       3.61

ADJUSTED SUBORDINATED INTEREST COVERAGE
---------------------------------------
EBITDA less Capital Expenditures                                      $ 25,449.0 $  28,283.4  $  31,922.3  $  34,495.6  $ 37,239.2
Subordinated Interest                                                 $ 11,000.0 $  11,000.0  $  11,000.0  $  11,000.0  $ 11,000.0
Adjusted Subordinated Interest Coverage                                     2.31        2.57         2.90         3.14        3.39

TOTAL INTEREST COVERAGE
-----------------------
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $ 27,449.0 $  30,783.4  $  34,422.3  $  36,995.6  $ 39,739.2
Total Net Interest                                                    $ 14,396.0 $  13,737.0  $  12,127.2  $  10,909.1  $  9,498.0
Total Interest Coverage                                                     1.91        2.24         2.84         3.39        4.18

TOTAL FINANCING COVERAGE
------------------------
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $ 27,449.0 $  30,783.4  $  34,422.3  $  36,995.6  $ 39,739.2
Total Net Interest + Principal Repayment                                17,496.0    18,837.0     19,227.2     20,009.1    20,598.0
Total Interest Coverage                                                     1.57        1.63         1.79         1.85        1.93

TOTAL FIXED COVERAGE
--------------------
Earnings Before Interest, Taxes, Depreciation & Amortization (EBITDA) $ 27,449.0 $  30,783.4  $  34,422.3  $  36,995.6  $ 39,739.2
Total Net Interest + Principal Repayment + Cap. Ex.                   $ 19,496.0 $  21,337.0  $  21,727.2  $  22,509.1  $ 23,098.0
Total Fixed Coverage                                                        1.41        1.44         1.58         1.64        1.72

MAINTENANCE OF FUNDED DEBT
--------------------------
Total Debt / EBITDA                                                         8.84        8.01         7.26         6.82        6.39
Total Debt / EBITDA less Capital Expenditures                               9.53        8.72         7.83         7.32        6.82
Total Senior Debt / EBITDA                                                  1.72        1.36         1.01         0.69        0.36

FINANCIAL ANALYSIS:
-------------------

INCOME STATEMENT:
-----------------
EBIT Margin                                                               13.06%       13.80%       14.47%       14.89%      15.28%
Pretax Margin                                                              4.27%        6.03%        8.12%        9.50%      10.86%
Net Margin                                                                (3.23)%      (2.25)%      (1.09)%      (0.46)%      0.15%

Asset Turnover                                                             1.34         1.42         1.48         1.52        1.56
Return on Average Assets                                                  (4.34)%      (3.23)%      (1.64)%      (0.71)%      0.24%
Return on Average Equity                                                   3.48%        2.55%        1.30%        0.58%      (0.20)%


BALANCE SHEET:
--------------
Total Debt                                                          $ 242,535.9  $ 246,548.2  $ 249,923.0  $ 252,345.3 $ 253,919.8
Total Stockholders' Equity                                           (154,402.8)  (158,386.9)  (160,464.8)  (161,394.6) (161,074.9)
Total Capitalization                                                   88,133.1     88,161.3     89,458.2     90,950.7    92,844.9
Tangible Equity                                                      (223,325.8)  (225,460.9)  (225,689.8)  (224,770.6) (222,601.9)

Total Debt / Total Capitalization                                        275.19%      279.66%      279.37%      277.45%     273.49%
Total Debt / Total Stockholders' Equity                                 -157.08%     -155.66%     -155.75%     -156.35%    -157.64%

Current Ratio (x)                                                          1.18         1.30         1.46         1.62         1.77
Accounts Receivable Turns (x)                                             26.81        26.81        26.81        26.81        26.81
Accounts Receivable Days Outstanding                                      13.61        13.61        13.61        13.61        13.61
Accounts Payable Days Outstanding                                         29.20        29.20        29.20        29.20        29.20

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 6.50x.
-------------------------------------------------------------------------------

                                                                                     % of                Current
CAPITAL STRUCTURE                                                                    Cap'n               Return
                                                                                     -----               -------
  Revolving Facility                                        $  2,886.8                1.2%                 8.25%
  Senior Term Loan                                            50,000.0               20.4%                 8.45%          Weighted
  Subordinated Debt                                          100,000.0               40.9%                11.00%           Average
  Preferred Stock                                             86,568.8               35.4%                 0.00%           Initial
  Investor Common                                              4,556.3                1.9%                52.86%           Cost of
  Management Common                                              506.0                0.2%                67.69%           Capital

----------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW CAPITAL                                           $244,517.8              100.0%                                 7.45%
----------------------------------------------------------------------------------------------------------------------------------

PURCHASE MULTIPLE ANALYSIS

                                                                     --------------------------------------------------------------
                                                                                                                 Firm Value
Purchase Price Analysis:                                                   Year               EBITDA              Multiple
                                                                     --------------------------------------------------------------
PRO FORMA EQUITY                         $178,747.8                        1998A           $24,489.0                8.93 x
+  Pro Forma Debt                          52,854.0                        1999E            27,449.0                7.96 x
-  Pro Forma Cash                         (13,000.0)                       2000E            30,783.4                7.10 x
                           ------------------------                  --------------------------------------------------------------

FIRM VALUE PAID                          $218,601.8


TERMINAL VALUE CALCULATION
                                                                                                 AT END OF:
                                                                    ---------------------------------------------------------------
       Firm Value Multiple:                  6.50x                     1999          2000          2001         2002       2003
                                                                    ---------------------------------------------------------------
                                                         EBITDA     $ 27,449.0   $ 30,783.4   $ 34,422.3   $ 36,995.6  $ 39,739.2
                                    Firm Value at a 6.50 Multiple =  178,418.2    200,091.8    223,745.3    240,471.7   258,304.7

                                   - Total Debt and Preferred Stock  242,535.9    246,548.2    249,923.0    252,345.3   253,919.8
                                                      + Excess Cash   15,648.8     20,339.3     26,764.4     33,294.2    40,351.2
                                                                    ---------------------------------------------------------------

                                ---------------------------------------------------------------------------------------------------
                                   VALUE OF COMMON EQUITY           $(48,469.0)  $(26,117.0)  $    586.6   $ 21,420.7  $ 44,736.1
                                   MULTIPLE OF NET INCOME                    NM           NM          NM           NM       139.9
                                ---------------------------------------------------------------------------------------------------

FIVE YEAR RETURNS
-------------------------------------------------------------------------------

                                                                                                                           --------
                                             1998             1999        2000         2001        2002           2003       IRR
                                   Equity %    Cash Out     Cash In     Cash In      Cash In      Cash In        Cash In      %
                                           -----------------------------------------------------------------------------------------
Revolving Facility
------------------
    Principal                              $  (2,886.8)   $  2,476.5   $   410.3   $     0.0     $     0.0   $      0.0
    Interest                                                   136.0        16.9         0.0           0.0          0.0
    Equity Ownership                0.000%                                                                          0.0
                                           -----------------------------------------------------------------------------------------
TOTAL                                      $  (2,886.8)   $  2,612.5   $   427.2   $     0.0     $     0.0   $      0.0       8.250%

  Senior Term Loan
------------------
    Principal                              $ (50,000.0)   $  3,100.0   $ 5,100.0   $ 7,100.0     $ 9,100.0   $ 25,600.0
    Interest                                                 4,094.0     3,747.6     3,232.1       2,547.7      1,694.2
    Equity Ownership                0.000%                                                                          0.0
                                           -----------------------------------------------------------------------------------------
TOTAL                                      $ (50,000.0)   $  7,194.0   $ 8,847.6   $10,332.1     $11,647.7   $ 27,294.2       8.450%

  Subordinated Debt
-------------------
    Principal                              $(100,000.0)    $     0.0   $     0.0   $     0.0     $     0.0   $100,000.0
    Interest                                                11,000.0    11,000.0    11,000.0      11,000.0     11,000.0
    Equity Ownership                0.000%                                                                          0.0
                                           -----------------------------------------------------------------------------------------
TOTAL                                      $(100,000.0)    $11,000.0   $11,000.0   $11,000.0     $11,000.0   $111,000.0      11.000%

Preferred Stock
---------------
    Principal                              $ (86,568.8)    $     0.0   $     0.0   $     0.0     $     0.0   $139,419.8
    Interest                                                     0.0         0.0         0.0           0.0          0.0
    Equity Ownership                0.000%                                                                          0.0
                                           -----------------------------------------------------------------------------------------
TOTAL                                      $ (86,568.8)    $     0.0   $     0.0   $     0.0     $     0.0   $139,419.8      10.000%


Outside Investor Common Equity     85.000% $  (4,556.3)    $     0.0   $     0.0   $     0.0     $     0.0   $ 38,025.7      52.860%

Combined Preferred and Common      85.000% $ (91,125.0)    $     0.0   $     0.0   $     0.0     $     0.0   $177,445.5      14.258%

Management Common Equity           15.000% $    (506.0)    $     0.0   $     0.0   $     0.0     $     0.0   $  6,710.4      67.695%

                                PROJECT GOLDCAP
              GOING PRIVATE ANALYSIS - RECAPITALIZATION ACCOUNTING
                             (DOLLARS IN THOUSANDS)

RETURN ANALYSIS--TERMINAL VALUE BASED ON AN EBITDA MULTIPLE OF 7.50x.
---------------------------------------------------------------------

                                                                                       % of               Current
CAPITAL STRUCTURE                                                                      Cap'n              Return
                                                                                       -----              -------
 Revolving Facility                                        $    2,886.8                 1.2%                8.25%
  Senior Term Loan                                              50,000.0               20.4%                8.45%          Weighted
  Subordinated Debt                                            100,000.0               40.9%               11.00%           Average
  Preferred Stock                                               86,568.8               35.4%                0.00%           Initial
  Investor Common                                                4,556.3                1.9%               73.58%           Cost of
  Management Common                                                506.0                0.2%               90.43%           Capital

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL NEW CAPITAL                                          $   244,517.8              100.0%                                7.88%
-----------------------------------------------------------------------------------------------------------------------------------


PURCHASE MULTIPLE ANALYSIS
                                                                    ---------------------------------------------------------------
                                                                                                                 Firm Value
Purchase Price Analysis:                                                   Year               EBITDA              Multiple
                                                                    ---------------------------------------------------------------
PRO FORMA EQUITY                         $178,747.8                        1998A             $24,489.0             9.46 x
+  Pro Forma Debt                          52,854.0                        1999E              27,449.0             8.44 x
-  Pro Forma Cash                               0.0                        2000E              30,783.4             7.52 x
                          -------------------------                 ---------------------------------------------------------------

FIRM VALUE PAID                          $231,601.8


TERMINAL VALUE CALCULATION
                                                                                              AT END OF:
                                                                   ---------------------------------------------------------------
       Firm Value Multiple:                 7.50 x                      1999          2000          2001         2002        2003
                                                                   ---------------------------------------------------------------
                                                        EBITDA     $ 27,449.0     $ 30,783.4   $ 34,422.3   $ 36,995.6  $ 39,739.2
                                  Firm Value at a 7.50 Multiple =   205,867.1      230,875.2    258,167.6    277,467.4   298,043.9

                                 - Total Debt and Preferred Stock   242,535.9      246,548.2    249,923.0    252,345.3   253,919.8
                                                    + Excess Cash    15,648.8       20,339.3     26,764.4     33,294.2    40,351.2
                                                                   ---------------------------------------------------------------

                                --------------------------------------------------------------------------------------------------
                                   VALUE OF COMMON EQUITY          $(21,020.0)    $  4,666.3   $ 35,009.0   $ 58,416.3  $ 84,475.3
                                   MULTIPLE OF NET INCOME                  NM             NM           NM           NM       264.3
                                -------------------------------------------------------------------------------------------------


FIVE YEAR RETURNS
-------------------------------------------------------------------------------

                                                                                                                           --------
                                             1998             1999        2000         2001         2002           2003      IRR
                                   Equity %    Cash Out     Cash In     Cash In      Cash In      Cash In        Cash In      %
                                           ----------------------------------------------------------------------------------------
Revolving Facility
------------------
    Principal                              $  (2,886.8)   $  2,476.5   $   410.3   $     0.0     $     0.0   $      0.0
    Interest                                                   136.0        16.9         0.0           0.0          0.0
    Equity Ownership                0.000%                                                                          0.0
                                           ----------------------------------------------------------------------------------------
TOTAL                                      $  (2,886.8)   $  2,612.5   $   427.2   $     0.0     $     0.0   $      0.0       8.250%

  Senior Term Loan
------------------
    Principal                              $ (50,000.0)   $  3,100.0   $ 5,100.0   $ 7,100.0     $ 9,100.0   $ 25,600.0
    Interest                                                 4,094.0     3,747.6     3,232.1       2,547.7      1,694.2
    Equity Ownership                0.000%                                                                          0.0
                                           ----------------------------------------------------------------------------------------
TOTAL                                      $ (50,000.0)   $  7,194.0   $ 8,847.6   $10,332.1     $11,647.7   $ 27,294.2       8.450%

  Subordinated Debt
-------------------
    Principal                              $(100,000.0)    $     0.0   $     0.0   $     0.0     $     0.0   $100,000.0
    Interest                                                11,000.0    11,000.0    11,000.0      11,000.0     11,000.0
    Equity Ownership                0.000%                                                                          0.0
                                           ----------------------------------------------------------------------------------------
TOTAL                                      $(100,000.0)    $11,000.0   $11,000.0   $11,000.0     $11,000.0   $111,000.0      11.000%

Preferred Stock
---------------
    Principal                              $ (86,568.8)    $     0.0   $     0.0   $     0.0     $     0.0   $139,419.8
    Interest                                                     0.0         0.0         0.0           0.0          0.0
    Equity Ownership                0.000%                                                                          0.0
                                           ----------------------------------------------------------------------------------------
TOTAL                                      $ (86,568.8)    $     0.0   $     0.0   $     0.0     $     0.0   $139,419.8      10.000%


Outside Investor Common Equity     85.000% $  (4,556.3)    $     0.0   $     0.0   $     0.0     $     0.0   $ 71,804.0      73.583%

Combined Preferred and Common      85.000% $ (91,125.0)    $     0.0   $     0.0   $     0.0     $     0.0   $211,223.8      18.310%

Management Common Equity           15.000% $    (506.0)    $     0.0   $     0.0   $     0.0     $     0.0   $ 12,671.3      90.429%